UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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EVERTEC, Inc.
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2023 Proxy Statement
and Notice of Annual Meeting of Stockholders

Thursday, May 25, 2023
9:00 a.m. Atlantic Standard Time

Dear Stockholder:

On behalf of the Board of Directors and officers of Evertec, Inc. we are pleased to invite you to attend our 2023 Annual Meeting of Stockholders to be held virtually on Thursday, May 25, 2023 at 9:00 a.m. Atlantic Standard Time.
At our virtual Annual Meeting you will be able to attend, vote your shares, and submit questions by visiting www.virtualshareholdermeeting.com/EVTC2023. During the Annual Meeting, you will be asked to vote on four proposals described in detail in the accompanying notice of the Annual Meeting and Proxy Statement. The Proxy Statement also contains other information that you should read and consider before voting.
Your vote is very important to us. Whether or not you expect to attend the Annual Meeting, please submit your proxy or voting instructions over the Internet, telephone, or by mail as soon as possible to ensure that your shares are represented at the Annual Meeting and your vote is properly recorded. If you decide to attend the Annual Meeting remotely, you will be able to vote during the Annual Meeting, even if you previously submitted your proxy.
If you have any questions concerning the Annual Meeting, and you are the stockholder of record of your shares, please contact our Investor Relations department at IR@evertecinc.com or (787) 773-5442. If your shares are held by a bank, broker or other nominee, please contact your bank, broker or other nominee for questions concerning the Annual Meeting.
Sincerely,

[•]	[•]
Frank G. D’Angelo Chairman of the Board of Directors	Morgan M. Schuessler, Jr. President and Chief Executive Officer

Notice of the 2023 Annual Meeting of Stockholders

Date and time	Virtual meeting access	Record Date
Thursday, May 25, 2023 at 9:00 a.m. Atlantic Standard Time	To access the Annual Meeting, please visit: www.virtualshareholdermeeting.com/EVTC2023	Close of business on March 27, 2023

Items of business

Company proposals to be voted on at the Annual Meeting:	Board voting recommendation

1. Election of directors	FOR each director nominee

2. Advisory vote on executive compensation	FOR

3. Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm	FOR

4. Approval of Third Amended and Restated Certificate of Incorporation, which eliminates the requirement that the Board be fixed at nine directors, and deletes certain obsolete provisions and references relating to the Stockholder Agreement, which terminated on July 1, 2022	FOR

Stockholders may also transact any other business that may be properly brought before the Annual Meeting or any adjournments or postponements thereof.

Cast your vote

At the Annual Meeting	Internet	QR code	Phone	Mail
Visit www.virtualshareholdermeeting.com/EVTC2023. You will need the 16-digit number included in your proxy card or notice.	Visit www.proxyvote.com. You will need the 16-digit number included in your proxy card or notice.	Scan the QR code shown on your proxy card with your phone to vote. You will need the 16-digit number included in your proxy card or notice.	Call 1-800-690-6903. You will need the 16-digit number included in your proxy card or notice.	Send your completed and signed proxy card to the address shown on your proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
The Company’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available at www.proxyvote.com. Your vote is important to us. Please exercise your stockholder right to vote.
By order of the Board of Directors,

[•]

Luis A. Rodríguez
Executive Vice President, Chief Legal and Administrative Officer, and Secretary of the Board of Directors

Frequently used defined terms and acronyms in this Proxy Statement
Except as otherwise indicated or unless the context requires otherwise, the terms “Evertec,” “we,” “us,” “our Company,” and “the Company” refer to Evertec, Inc. and its subsidiaries on a consolidated basis. The following terms are listed in alphabetical order.

Term	Definition
2013 Plan	Evertec, Inc. 2013 Equity Incentive Plan
2022 Plan	Evertec, Inc. 2022 Incentive Award Plan
Adjusted EBITDA	EBITDA further adjusted to exclude unusual items and other adjustments. For purposes of this Proxy Statement, Adjusted EBITDA is not presented in accordance with GAAP.
Adjusted Earnings per common share	Adjusted Net Income divided by diluted shares outstanding. For purposes of this Proxy Statement, Adjusted Earnings per common share is not required by, or presented in accordance with, GAAP.
Adjusted Net Income	Net income adjusted to exclude unusual items and other adjustments
Annual Meeting	2023 Annual Meeting of Stockholders of Evertec, Inc. to be held virtually on Thursday, May 25, 2023 at 9:00 a.m. Atlantic Standard Time, by accessing www.virtualshareholdermeeting.com/EVTC2023
Board	Board of Directors of Evertec
BPPR	Banco Popular de Puerto Rico
Bylaws	Amended and Restated Bylaws of Evertec
CD&A	The Compensation Discussion & Analysis section of this Proxy Statement
CEO	Chief Executive Officer
Certificate of Incorporation	Amended and Restated Certificate of Incorporation of Evertec, effective as of April 17, 2013
CFO	Chief Financial Officer
CISO	Chief Information Security Officer
COO	Chief Operating Officer
Deloitte	Deloitte & Touche LLP
Director Compensation Policy	Amended and Restated Director Compensation Policy of Evertec
EBITDA	Earnings before interest, taxes, depreciation and amortization
EBITDA RSUs	RSUs earned based on the Adjusted EBITDA performance
ERM	Enterprise Risk Management
ERM Policy	Amended and Restated Enterprise Risk Management Policy of Evertec
ESG	Environmental, social and governance
Evertec	Evertec, Inc.
Evertec Group	Evertec Group, LLC
Exchange Act	The Securities Exchange Act of 1934, as amended
FW Cook	Frederic W. Cook & Co., an executive compensation consulting firm
GAAP	Accounting principles generally accepted in the United States of America
MOC	Management Operating Committee of Evertec
NEO	Named executive officer, pursuant to Item 402 of Regulation S-K
New Certificate of Incorporation	Third Amended and Restated Certification of Incorporation of Evertec, submitted for stockholder approval under Proposal 4 of this Proxy Statement
NYSE	The New York Stock Exchange
Popular	Popular, Inc.
Popular Transaction	The transaction signed on February 24, 2022, where Evertec and Evertec Group entered into an Asset Purchase Agreement with BPPR and Popular to sell to BPPR certain technology service assets that were used exclusively to service Popular and its affiliates, extended renewed key agreements, and entered into secondary amendment arrangements; which transaction closed on July 1, 2022.
Record Date	March 27, 2023
RSUs	Restricted stock units
SEC	United States Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Solium	Solium Capital, LLC, Evertec’s equity incentive plan administrator
Stockholder Agreement	Stockholder Agreement, dated April 17, 2012, by and among Evertec, Inc. and the holders party thereto, as amended, which was terminated effective July 1, 2023
TSR	Total stockholder return

Company governance documents and resources

Governance documents: https://ir.evertecinc.com/govdocs	ESG resources:
Human Rights Policy	ESG summary: https://www.evertecinc.com/en/our-purpose/
Related Party Transactions Policy
Insider Trading Policy	ESG website: https://www.evertecinc.com/en/our-purpose/
Corporate Governance Guidelines
Code of Ethics	Investor relations: https://ir.evertecinc.com
Code of Ethics for Vendors and Service Providers
Audit Committee Charter	Proxy Statement: https://ir.evertecinc.com
Compensation Committee Charter
Nominating and Corporate Governance Committee Charter
Information Technology Committee Charter

Evertec® and ATH® are trademarks of Evertec or its subsidiaries in the United States of America and/or other countries. Links to websites included in this Proxy Statement are provided solely for convenience purposes. Content on the websites, including content on our Company website, is not, and shall not be deemed to be, part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

Potential payments upon change in control	43
Payments upon termination or a change in control	44
Compensation committee interlocks and insider participation	44
Pension benefits and non-qualified deferred compensation	44
Compensation Committee report	45
CEO Pay Ratio	46
Overview	46
Pay versus performance	47
Overview	47
Security ownership	51
Security ownership of certain beneficial owners	51
Security ownership of management	51
Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm	53
Overview	53
Principal accounting fees and services	53
Audit Committee report	55
Certain relationships and related party transactions	56
Related Party Transactions Policy	56
Related Party Transactions	56
Asset Purchase Agreement	57
Master Services Agreement	57
Technology Agreement	60
ATH Network Participation Agreement	60
ATH Support Agreement	61
Independent Sales Organization Sponsorship and Services Agreement	62
Tripartite Agreement to Operate Cash Depot	63
Master Lease Agreement	64
Virgin Islands Services Agreement	64
Stockholder Agreement	64
Proposal 4: Approval of Third Amended and Restated Certificate of Incorporation, which eliminates the requirement that the Board be fixed at nine directors, and deletes certain obsolete provisions and references relating to the Stockholder Agreement, which terminated on July 1, 2022	68
Overview	68
Description of the New Certificate of Incorporation	68
Proxy Statement for the 2023 Annual Meeting	70
General	70
Record Date and shares outstanding	71
Quorum	71
Voting of proxies	71
Voting of shares	71
Required votes/effect of abstentions and broker non-votes	71
How you can vote	72
Revocation of proxies	73
Voting results	73
Solicitation	73
Householding of proxy materials	74
Other Matters	75
Stockholder proposals for the 2024 annual meeting of stockholders	75
Other business	75
Appendix A	76
Appendix B	77

Proxy Statement summary

Message from our President and CEO

"We are pleased with the Company's continued progress and growth during 2022. Our leadership and management team continues to focus on driving diversity and inclusion through the Company's mission and core values. I would like to thank our stockholders for their continued support and our team for their unwavering commitment to our clients."

Morgan M. Schuessler, Jr.
President and Chief Executive Officer

| $ 618.4 | $ 238.9 | $ 269.5 | $ 3.45 | $ 2.42 |
|---|---|---|---|---|
| Total revenue (in millions) | Net Income (in millions) | Adjusted EBITDA (in millions) | GAAP diluted earnings per common share | Adjusted Earnings per common share |

**$110 million returned to stockholders through share repurchases and dividends in 2022**

Evertec, Inc. 2023 Proxy Statement     1

Summary—director nominees

Evertec, Inc. 2023 Proxy Statement     2

ESG highlights

Results of the 2022 advisory vote on executive compensation

Executive target compensation mix
The charts below set forth the target compensation mix for our CEO and the average target compensation mix for our other NEOs during 2022, respectively. For purposes of these charts, “base salary” includes base salary and applicable statutory Christmas bonus, as such amounts are disclosed for each of our NEOs in the “Compensation Discussion and Analysis” section of this Proxy Statement.

This summary highlights certain information contained in this Proxy Statement and does not contain all the information that you should consider. Please read this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended on December 31, 2022 for complete information regarding the Annual Meeting, the proposals to be voted on at the Annual Meeting and our performance for the year ended on December 31, 2022. All amounts are rounded. See Appendix A for a reconciliation of GAAP and non-GAAP financial measures to our results, as reported in the Company’s Annual Report on Form 10-K for the fiscal year ended on December 31, 2022.

Evertec, Inc. 2023 Proxy Statement     3

Proposal 1
Election of directors

The Board unanimously recommends that you vote “FOR” the election of each of the director nominees listed below.

Information about director nominees
The individuals identified below have been nominated to stand for election for a term that expires at the Company’s 2024 annual meeting of stockholders. Each of these individuals has consented to be named as a nominee in this Proxy Statement and to serve as a director until the expiration of his or her respective term and until such nominee’s successor has been duly elected or qualified or until the earlier resignation or removal of such nominee.
All of our director nominees currently serve as members of the Board. There are no family relationships between any current director, executive officer or director nominee. If any one or more of the nominees named in this Proxy Statement becomes unable to serve for any reason, the Board may designate substitute nominees, unless the Board by resolution provides for a lesser number of directors. In this event, the proxy holders will vote for the election of such substitute nominee or nominees.
Below please find a summary of each director nominee’s principal occupation, experience and qualifications. All ages shown are as of the filing date of this Proxy Statement with the SEC.

Frank G. D’Angelo
Age: 77

Mr. D’Angelo has been Chairman of the Board since February 2014 and a director since September 2013. Since June 2015 he has served as Operating Partner in Hill Path, a private equity partnership, and as a partner in Bridgeport Partners, a private investment firm since June 2019. From May 2019 until October 2021, he served as Executive Vice President and President of NCR Banking. Mr. D’Angelo has over 40 years of experience in the financial services, digital banking and payments industries. He is a former chairman of the Electronic Funds Transfer Association, served on the Payments Advisory Council of the Federal Reserve Bank of Philadelphia, and served as a director for Walsh University (Ohio). Mr. D’Angelo’s experience in the financial services industry, as well as in operations and management, provides great value to our Board.

Chairman of the Board • Director since 2014 • Independent • Compensation Committee Chair • Information Technology Committee

Morgan M. Schuessler, Jr.
Age: 52

Mr. Schuessler has been a director and the Company’s President and CEO since April 2015. Previously, he served as President of International for Global Payments, Inc., overseeing the company’s business outside of the Americas, spanning 23 countries throughout Europe and Asia. Mr. Schuessler currently serves on the board of directors of Endeavor Puerto Rico, the Wharton Executive Education Board, and the Smithsonian Institution National Board. Mr. Schuessler has over 20 years of experience in the payments industry; accordingly, he is well-versed in the intricacies of the Company’s core business and has developed management and oversight skills required to make significant contributions to the Board.

President and CEO • Director since 2015

Evertec, Inc. 2023 Proxy Statement     4

Kelly Barrett
Age: 58

Ms. Barrett has been a director since May 2021. From 2016 until her retirement in 2020, Ms. Barrett was the Senior Vice President of Home Services at The Home Depot. Ms. Barrett joined The Home Depot in 2003, where she held various senior management positions, including as Vice President of Internal Audit and Corporate Compliance, and Controller. Ms. Barrett currently serves as board member of Piedmont Office Realty Trust, Inc. (NYSE: PDM), The Aaron’s Company, Inc. (NYSE: AAN), and Americold Realty Trust (NYSE: COLD). Her leadership roles in the community currently include serving on the board of the Metro Atlanta YMCA (where she formerly served as chair); the National Association of Corporate Directors, Atlanta Chapter board; the Georgia Tech Foundation Board of Trustees; and as a member of the Advisory Board of Scheller College of Business at Georgia Tech (where she also formerly served as chair). She has previously served on the board of the Girl Scouts of Greater Atlanta and on the non-profit organization Partnership Against Domestic Violence and the Atlanta Rotary Club. She is also a Certified Public Accountant in the state of Georgia and NACD Directorship Certified. Ms. Barrett’s substantial experience in leadership roles, strategy and enterprise risk management, coupled with service on several boards, is of great service to the Company.

Director since 2021 • Independent • Compensation Committee • Information Technology Committee

Olga Botero
Age: 59

Ms. Botero has been a director since September 2014. She is the founder and Managing Director of C&S Customer and Strategy, a consulting firm focused on supporting information technology and digital and cybersecurity management for leading companies in Latin America, co-founder and Chair of Seccuri, Inc., and has been a Senior Advisor to the Boston Consulting Group since 2011. She is the Co-Chair of the Women Corporate Directors Foundation Colombia Chapter and a fellow at the National Association of Corporate Directors (NACD) Board Leadership Fellow program. She serves as an independent director and member of the Audit and Risk Committee of each of ESVAL S.A. and ESSBIO S.A., which are both publicly traded water utilities companies in Chile; and as an independent member of the Altipal S.A.S. Board of Directors since April 2022, serving as chair of their Audit Committee and member of their Innovation Committee. She also serves as independent director, chair of the Audit Committee and member of the Transactions Committee of Farmalatam Holding Inc. (Farmalisto), a health tech and e-pharmacy company in Latin America; as an independent member of the Audit Committee of Group Coppel in Mexico; and as an advisor to the Information Technology Committee of Grupo Pichincha and Banco Pichincha in Ecuador. Ms. Botero has over 25 years of experience in leadership roles in financial services, telecommunications and technology. She also has a Climate Leadership Certificate issued by the Diligent Institute. Her experience, expertise in cybersecurity and technology, and knowledge of Latin American markets are an asset to the Company.

Director since 2014 • Independent • Audit Committee • Information Technology Committee Chair

Jorge A. Junquera
Age: 74

Mr. Junquera has been a director since April 2012. Since July 2015, he has served as Managing Partner at Kohly Capital, LLC, a private investment company. He has over 40 years of experience in the banking and financial services industries. Until his retirement in 2015, Mr. Junquera was Vice Chairman of the board of directors of Popular. Prior to becoming Vice Chairman, he was the Chief Financial Officer of Popular and Supervisor of Popular’s Financial Management Group. He currently serves as a director for Sacred Heart University (PR) and Equalize Community Development Fund. Mr. Junquera’s substantial experience managing financial institutions and serving on various boards of directors provides him with unique expertise and valuable perspective to assist the Board.

Director since 2012 • Independent • Audit Committee • Nominating and Corporate Governance Committee

Evertec, Inc. 2023 Proxy Statement     5

Iván Pagán
Age: 64

Mr. Pagán has been a director since May 2019. For twenty-two years until his retirement in February 2019, Mr. Pagán was the Head of Corporate Development at Popular, where he managed mergers and acquisitions, divestitures, corporate reorganization and strategic alliances for Popular, completing significant transactions in the United States, Latin American, Puerto Rico and the Caribbean. Mr. Pagán currently serves as a member of the board of directors of Centro Financiero BHD in the Dominican Republic. Mr. Pagán’s substantial expertise in financial and M&A matters, experience in the Caribbean and Latin American markets, and knowledge of the Company’s operations are an asset to the Company.

Director since 2019 • Independent • Audit Committee • Information Technology Committee

Aldo J. Polak
Age: 49

Mr. Polak has been a director since May 2019. He has been a Managing Director at Mizuho since November 2021. From April 2021 until October 2021, he was the Managing Member of Ionos Capital Partners LLC, an investment vehicle company. From April 2019 to April 2021, Mr. Polak served as Chief Investment & Development Officer at Cisneros Group of Companies, a private conglomerate focused on digital advertising, media and entertainment, real estate and new technologies. Prior to Cisneros, he spent over 15 years as an investment banker in Wall Street, most recently heading the Latin America efforts at LionTree, a global investment and merchant banking firm, from 2013 to March 2019. He currently serves on the boards of two charitable organizations, LatinoU and Reaching U, and is chairman of the latter. He is also involved with Endeavor as a panelist and mentor to entrepreneurs. Mr. Polak’s significant experience in M&A, strategy and corporate development, and his network of corporate relationships in Latin America and in the payments sector provide great value to the Board.

Director since 2019 • Independent • Compensation Committee • Nominating and Corporate Governance Committee

Alan H. Schumacher
Age: 76

Mr. Schumacher has been a director since April 2013. For 23 years he worked at American National Can Corporation, a manufacturing company, as well as at American National Can Group Inc, a manufacturer of metal cans, where he served as Vice President, Controller and Chief Accounting Officer until 1997 and as Executive Vice President and Chief Financial Officer from 1997 until his retirement in 2000. He is a former member of the Federal Accounting Standards Advisory Board, and currently serves as a director of Blue Bird Corp (NASDAQ: BLBD), Warrior Met Coal, Inc. (NYSE: HCC), Albertsons Companies, Inc. (NYSE: ACI), and Pendrick Capital Partners LLC. Mr. Schumacher has substantial expertise in accounting, reporting, audit and financial matters and, as such, is able to provide valuable contributions to our Board in its oversight functions.

Director since 2013 • Independent • Audit Committee Chair • Nominating and Corporate Governance Committee

Evertec, Inc. 2023 Proxy Statement     6

Brian J. Smith
Age: 67

Mr. Smith has been a director since February 2016. Mr. Smith served in various executive level positions in The Coca-Cola Company, including as President and Chief Operating Officer from January 2019 until September 2022, as a senior executive from October 2022 until his retirement in February 2023. From 2016 until December 2018, he served as President of its Europe, Middle East and Africa (EMEA) Group and, prior to that, he also held other strategic and management roles since joining The Coca-Cola Company in 1997. Mr. Smith serves as a director for the Coca-Cola Europacific Partners PLB board (LSE: CCEP) and is a member of its Corporate Social Responsibility Committee. Like other members of the Board, Mr. Smith has substantial managerial experience in Latin America. His extensive expertise in management and corporate strategy makes him a valuable asset to the Company.

Director since 2016 • Independent • Compensation Committee • Nominating and Corporate Governance Committee Chair

Evertec, Inc. 2023 Proxy Statement     7

Corporate governance

Overview
The Company’s business affairs are conducted under the direction of the Company’s Board in accordance with the Puerto Rico General Corporation Act of 2009, as amended, the Company’s Certificate of Incorporation and Bylaws. Members of the Board are informed of the Company’s business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Board composition
Pursuant to the Company’s Certificate of Incorporation and Bylaws, the size of the Board is currently fixed at nine, with each director serving until the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified. Our current Board profile is as follows:
Below please find the current Board composition:

Frank G. D'Angelo	Chairman of the Board, Independent	8 of 9 directors are independent in compliance with NYSE rules
Morgan M. Schuessler, Jr.	President and CEO, Non-Independent
Kelly Barrett	Director, Independent
Olga Botero	Director, Independent
Jorge A. Junquera	Director, Independent
Iván Pagán	Director, Independent
Aldo J. Polak	Director, Independent
Alan H. Schumacher	Director, Independent
Brian J. Smith	Director, Independent
Evertec, Inc. 2023 Proxy Statement     8

A majority of the directors of the Board must meet the criteria for independence established by the Board in accordance with the NYSE general independence standards. The Board has determined that eight of the nine directors serving as of the filing date of this Proxy Statement (Mmes. Barrett and Botero, and Messrs. D’Angelo, Junquera, Pagán, Polak, Schumacher and Smith) are independent in accordance with NYSE rules.
Mr. Schuessler has been a management director since April 1, 2015 and, as such, is not considered independent. Pursuant to the terms of his Amended and Restated Employment Agreement, the Company shall cause Mr. Schuessler to continue to be nominated for election as a member of the Board for so long as he holds the office of CEO of Evertec.
As described in more detail in the “Certain Relationships and Related Transactions” section of this Proxy Statement, upon the termination of the Stockholder Agreement as of July 1, 2022, Popular no longer has a right to designate nominees for election to the Board or representation in each committee of the Board.

Board committees
The Board has four standing committees:
Pursuant to our Bylaws, the Board may establish additional committees. As of the filing date of this Proxy Statement, the Board has not established additional committees besides those described in this Proxy Statement. Each of our Board committees acts pursuant to a written charter (as amended and restated) adopted by the Board. You may find copies of each committee’s charter on the Company’s website at https://ir.evertecinc.com/govdocs.
Below please find a description of each of the Board’s four standing committees:

Audit Committee

Alan H. Schumacher, Chairperson
Responsibilities and oversight:

•overseeing: (i) our financial reporting process with respect to the integrity of our financial statements and our internal controls over financial reporting, (iii) the performance of our internal audit function, (iii) our management policies regarding risk assessment and management, and (iv) our compliance with laws and regulations

•discussing with management and the Company’s independent registered public accounting firm the Company’s major financial and control-related risk exposures, and steps that management has taken to monitor and control such exposures

•reviewing the overall implementation of the Company’s Enterprise Risk Management (“ERM”) framework and program, which includes (i) ensuring the placement of controls needed to establish a strong internal control environment, and receiving periodic status reports on management’s ERM progress, and (ii) overseeing the Company’s risk exposure, and validating management’s active role in assessing, managing and mitigating risks

•establishing procedures for handling complaints regarding accounting or auditing matters

Olga Botero
Jorge A. Junquera
Iván Pagán

•Met 12 times during 2022
•Must consist of at least 3 Board members (including a chairperson) who must meet at least 4 times a year, including once every fiscal quarter
•All members qualify as “independent” under SEC and NYSE rules, including additional independence requirements applicable to members of an audit committee
•All members are “financially literate” under NYSE rules
•Each of Messrs. Schumacher, Junquera and Pagán are considered a “financial expert” under SEC rules

Evertec, Inc. 2023 Proxy Statement     9

Compensation Committee

Frank G. D’Angelo, Chairperson
Responsibilities and oversight:

•reviewing and recommending policy relating to the compensation and benefits of our officers, directors and employees, including reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and other senior officers

•evaluating the performance of senior officers in light of the Company’s goals and objectives, and reviewing and approving the compensation of senior officers based on such evaluations

•overseeing risks related to the Company’s cash and equity-based compensation programs and practices

•overseeing succession planning for the CEO and senior management

•producing a report on executive officer compensation as required by the SEC, which is included in this Proxy Statement

Kelly Barrett
Aldo J. Polak
Brian J. Smith

•Met 6 times during 2022
•Must consist of at least 3 Board members (including a chairperson) who must meet at least once a year
•Each member qualifies as “independent” under NYSE rules, including additional independence requirements applicable to members of a compensation committee, and as a “non-employee independent director,” as defined in Section 16b-3 of the Securities Exchange Act

Nominating and Corporate Governance Committee

Brian J. Smith, Chairperson
Responsibilities and oversight:

•evaluating the composition of the Board, its committees and planning for Board member succession

•assisting the Board in identifying individuals qualified to serve as members of the Board and recommending to the Board the director nominees for the next annual meeting of stockholders

•leading the Board in its performance review and that of its committees

•overseeing management initiatives related to ESG matters

•reviewing and recommending to the Board a set of corporate governance guidelines

•overseeing risks related to the composition and structure of the Board and its committees and the Company’s corporate governance practices

Jorge A. Junquera
Aldo J. Polak
Alan H. Schumacher

•Met once during 2022
•Must consist of at least 3 Board members (including a chairperson) who must meet at least once a year
•Each member qualifies as “independent” under applicable NYSE rules

Information Technology Committee

Olga Botero, Chairperson
Responsibilities and oversight:

•assisting the Board in overseeing the integrity of the Company’s information and technology (“IT”) system, IT-related risks, IT security and cybersecurity, and IT infrastructure and strategy

•advising and making recommendations to the Board regarding the state of the Company’s cybersecurity preparedness, and reviewing the threat landscape facing the Company

•reviewing and reassessing the adequacy of the Company’s IT program, policies and procedures and recommending proposed changes to the Board for approval, if required

•overseeing the Company’s internal IT Governance Committee

•monitoring and evaluating the effectiveness of the Company’s IT security and cybersecurity protocols, including IT disaster recover capabilities

Kelly Barrett
Frank G. D’Angelo
Iván Pagán

•Met 5 times during 2022
•Must consist of at least 3 Board members (including a chairperson) who must meet at least twice a year
•Each member qualifies as “independent” under applicable NYSE rules

Evertec, Inc. 2023 Proxy Statement     10

Director qualifications
Size of our Board
Pursuant to the Company’s Certificate of Incorporation and Bylaws, the size of the Board is currently fixed at nine. The Company is proposing amending and restating its Certificate of Incorporation under Proposal 4 herein which, among other matters, eliminates the requirement that the size Board be fixed at nine directors. For more information, please refer to Proposal 4.
Candidates for Board membership
In making its recommendations of nominees to the Board, the Nominating and Corporate Governance Committee identifies candidates who meet the current challenges and needs of the Board. The Nominating and Corporate Governance Committee considers the following factors, among others, when determining whether a person is a suitable candidate for nomination for election to the Board:

diversity	background	expertise	independence	other factors
traditional diversity concepts such as race, ethnicity, gender, age and nationality, and business diversity (e.g., appropriate combination of educational background, work experience and professional skills)	educational and work experience, together with attributes and leadership experience that are relevant to the Company’s strategy	expertise in the payments industry and/or Latin America markets	independence of nominees, which includes the avoidance of the appearance of any conflict in serving as a member of the Board	financial literacy, risk management expertise, ESG expertise, character, availability and commitment
The Board believes that diversity is key to our success. As discussed above, the Nominating and Corporate Governance Committee considers diversity, among other factors such as expertise, professional background, independence and other appropriate qualities, in determining whether a person is a suitable candidate for nomination for election to our Board. Pursuant to our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee not only considers traditional demographic diversity concepts (such as race, ethnicity, gender, age and nationality) in the context of the needs of our Board, but also diversity of work experiences, academic backgrounds, skills and viewpoints.
Our Board currently has two female directors, and four of its directors identify as Hispanic. The Nominating and Corporate Governance Committee and the Board will evaluate recommendations for director nominees submitted by directors, management, professional search firms or stockholders in the same manner, using the criteria stated above. The Board will continue to identify opportunities to enhance our Board, including with respect to diversity, as it considers appropriate candidates. To that effect, the Board intends to appoint a new director upon the approval of an amendment to the Company’s Bylaws, subject to the approval of our stockholders of Proposal 4 (the approval of the New Certificate of Incorporation). Consistent with our Board’s commitment to diversity, we plan for the pool from which we select this new director to be a diverse pool, including with respect to gender.
From time to time, the Nominating and Corporate Governance Committee may engage, if it deems appropriate, a professional search firm to assist in evaluating director nominees as well.
For further discussion of our diversity efforts, please refer to the “Environmental, Social and Governance (ESG) Matters” section of this Proxy Statement, and our ESG summary, which is available at our website https://www.evertecinc.com/en/our-purpose/; this ESG summary is not incorporated by reference into this Proxy Statement.

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Directors’ and officers’ questionnaire
All director nominees must complete a form of directors’ and officers’ questionnaire to determine, among other things, their independence, financial literacy, risk management experience, beneficial ownership interest of the Company’s outstanding common stock, and any possible conflict of interest in relation to the Company or its business, as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee or the Board. For further discussion of our directors’ and officers’ questionnaire, please refer to the “Board and Committee Evaluation” section of this Proxy Statement.
Board vacancies
As of July 1, 2022, board vacancies are no longer subject to the provisions of the Stockholder Agreement. As further discussed in Proposal 4, we are proposing the amendment and restatement of our Certificate of Incorporation to, among other things, eliminate certain obsolete provisions relating to the Stockholder Agreement, including with respect to the procedures for the election of directors being governed by the requirements of the Stockholder Agreement, as well as provisions relating to the fixed number of directors.
Subject to stockholder approval of Proposal 4, the Board intends to amend our Bylaws during the Board meeting that is expected to take place after the conclusion of the Annual Meeting to provide that, among other things, the number of directors shall be determined by resolution of the Board and any newly created directorships, including those resulting from an increase in the number of directors, will be filled by the Board. As a result, the Board subsequently will have the ability to increase the number of directors in our Board and appoint, upon the recommendation of the Nominating and Corporate Governance Committee, a new director and, in keeping with our Corporate Governance Guidelines, would consider the diversity, age, skills and experience in the context of the needs of the Board.
To that effect, the Board intends to appoint a new director upon the approval of the amendment to the Company’s Bylaws, subject to the approval of our stockholders of Proposal 4. Consistent with our Board’s commitment to diversity, we plan for the pool from which we select this new director to be a diverse pool, including with respect to gender.
In accordance with our Certificate of Incorporation and Bylaws, the election of directors need not be by written ballot. If there are any vacancies on our Board, then our entire Board has the right to nominate the individuals to fill such vacancies, subject to applicable law.
For more information on our directors’ qualifications, please see our Corporate Governance Guidelines available on our website at https://ir.evertecinc.com/govdocs.

Board leadership structure
The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board believes that, given the dynamic and competitive environment in which we operate, the optimal board leadership structure may vary as circumstances warrant. In consideration of the above, the Board has determined that it is in the best interests of the Company and its stockholders to maintain a separate independent Board Chairman and CEO. Our Board believes that our current structure, with an independent Chairman who is well-versed in the needs of our complex business and has strong, well-defined governance duties, gives our Board a strong independent leadership and corporate governance structure that best serves the needs of Evertec and its stockholders.
We believe this corporate structure also permits the Board to have a healthy dynamic that enables its members to function to the best of their abilities, individually and as a unit. The Board has the ability to change its structure should it deem a restructuring of the Board to be appropriate and in the best interests of the Company and its stockholders. The Board expects to continue to evaluate its leadership structure on an ongoing basis and may make changes as appropriate.
Board and committee processes and procedures, including regular executive sessions of non-management directors and a regular review of the Company’s and our executive officers’ performance, provide substantial independent oversight of our management’s performance. Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of our Board.
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In the event a non-independent director serves as Chairman of the Board, as per the Company’s Corporate Governance Guidelines, the Board will appoint a lead independent director to serve as the liaison between the Chairman and the independent and non-employee directors. For more information about our Corporate Governance Guidelines, please visit our website at https://ir.evertecinc.com/govdocs.

Chairman duties
As an independent Chairman of the Board, Mr. D’Angelo leads the activities of the Board. As part of his duties and responsibilities, Mr. D’Angelo is charged with, among other matters: (i) convening and presiding over all Board meetings, (ii) setting the agenda for the Board, in conjunction with the CEO and the Secretary of the Board, (iii) advising the CEO on Company strategy, and (iv) acting as liaison between non-management directors and management of the Company.

Director compensation
The Board’s Independent Director Compensation Policy (the “Director Compensation Policy”) has been designed to ensure that the Company attracts, retains and compensates skilled and experienced directors to serve on the Board. Pursuant to the Board’s Director Compensation Policy only non-employee directors who qualify as independent directors are eligible to receive compensation for their services. Pursuant to the Director Compensation Policy, our independent directors are compensated as follows:

Annual Retainers	Chair		Member
Board Retainer: Cash + Equity Compensation	$305,000	(1)	$215,000	(2)
Committee Retainers (in addition to Board compensation):(3)
Audit Committee	$25,000		$12,500
Compensation Committee	$20,000		$10,000
Nominating and Corporate Governance Committee	$10,000		$5,000
Information Technology Committee	$10,000		$5,000
(1)Includes $127,500 paid in cash and $177,500 paid in equity, which represents approximately 42% and 58% of the total Board chair retainer, respectively.
(2)Includes $82,500 paid in cash and $132,500 paid in equity, which represents approximately 38% and 62% of the total member Board retainer, respectively.
(3)All committee retainers are paid in cash.

Pursuant to the Director Compensation Policy, each independent director may elect to receive all or a portion of his or her Board cash retainer as equity compensation. Furthermore, independent directors shall be paid a per-meeting cash fee of $1,500 if the number of meetings in a service year (i.e., as measured from one annual meeting of stockholders to the next) exceeds the established threshold number of meetings. The threshold number of meetings after which the $1,500 per-meeting cash fee would apply are set forth in the table below; in each case (i) per service year and (ii) regardless of whether the meetings are in person or via teleconference.

Board and Committee	Threshold Number of Meetings
Board	14
Audit Committee	14
Compensation Committee	10
Nominating and Corporate Governance Committee	8
Information Technology Committee	8
During 2022, the Company paid a total of $6,000 in per-meeting fees in relation to one meeting of the Audit Committee above its threshold number of meetings.
In accordance with the above compensation structure, on June 1, 2022 the Company granted RSUs to the non-management independent directors, with vesting of the RSUs occurring on May 31, 2023. If a non-management independent director is appointed to the Board other than as a result of election or reelection at the Company’s annual meeting of stockholders, his or her award of RSUs will be made as soon as practicable following such appointment. Other restrictions may apply; for more details, please refer to the “Stock Ownership Guidelines” section under the “Compensation Discussion and Analysis” of this Proxy Statement.

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The following table shows the compensation earned by our non-employee directors for their services in 2022:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Frank G. D’Angelo	152,500	177,500	330,000
Kelly Barrett	97,500	132,500	230,000
Olga Botero	106,500	132,500	239,000
Jorge A. Junquera	101,500	132,500	234,000
Iván Pagán	101,500	132,500	234,000
Aldo J. Polak	97,500	132,500	230,000
Alan H. Schumacher	114,000	132,500	246,500
Brian J. Smith	20,000	217,500	237,500
(1)Represents the annual retainer amounts earned during 2022 pursuant to the Director Compensation Policy.
(2)The RSU awards granted to each director in 2022 had a grant date fair value of $37.90 per share. For further discussion about share-based compensation, refer to Note 18 of the Audited Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended on December 31, 2022. The number of outstanding RSUs held by our non-employee directors as of December 31, 2022 was as follows:

Name	Grant Date: June 1, 2022 RSUs (#)
Frank G. D’Angelo	4,683
Kelly Barrett	3,496
Olga Botero	3,496
Jorge A. Junquera	3,496
Iván Pagán	3,496
Aldo J. Polak	3,496
Alan H. Schumacher	3,496
Brian J. Smith*	5,738
*Mr. Smith elected to receive all of his Board cash retainer as equity compensation.

Director attendance matters
The Board’s functions and responsibilities are governed by the Certificate of Incorporation, the Bylaws, the charters of the Board’s standing committees, the Corporate Governance Guidelines and Puerto Rico law. The Company does not have a formal policy with regards to Board member attendance at the Company’s annual meetings of stockholders. However, all directors are encouraged to attend each annual meeting of stockholders to provide our stockholders with an opportunity to communicate with directors about issues affecting the Company. Last year, eight of our directors attended the annual meeting. As required by the Company’s Bylaws, the Board meets as soon as practicable after the Company’s annual meeting of stockholders. The Board met seven times during 2022. None of our current directors attended less than 95% of their Board and respective committee meetings.

Board and committee evaluations
All of our directors must annually complete a form of directors’ questionnaire. Through the questionnaire, each director provides information that helps the Board verify and determine, among other things, the directors’ experience, background, skills, independence, financial literacy, risk management experience, beneficial ownership interest of the Company’s outstanding common stock, and any possible conflict of interest in relation to the Company or its business.
Each director is also required to annually submit an anonymously completed individual self-assessment which helps assess and take steps to improve the Board’s and each of its committees’ effectiveness. The self-assessments contain a series of statements that are designed to obtain the director’s opinions and comments regarding his or her individual performance and the performance of the Board as a whole and the committee(s) on which he or she serves. To ensure absolute confidentiality during this process, the self-assessments are submitted on an anonymous basis. Each year, the results of the directors’ and officers’ annual questionnaires and self-assessments are discussed in the Nominating and Corporate Governance Committee and presented to the Board, following which the Board discusses any themes or issues that are identified.
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Indemnification of directors and officers
The Certificate of Incorporation and Bylaws generally eliminate the personal liability of each of our directors for breaches of fiduciary duty as a director and indemnify directors and officers as described herein. Our Certificate of Incorporation and Bylaws limit the liability of our directors to the maximum extent permitted by Puerto Rico law. However, if Puerto Rico law is amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of our directors will be limited or eliminated to the fullest extent permitted by Puerto Rico law, as so amended.
Our Certificate of Incorporation and Bylaws provide that we will, from time to time, to the fullest extent permitted by law, indemnify our directors and officers against all liabilities and expenses in any suit or proceeding, arising out of their status as an officer or director or their activities in these capacities. We will also indemnify any person who, at our request, is or was serving as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and is involved in a suit or proceeding arising out of such position. We may, by action of our Board, provide indemnification to our employees and agents within the same scope and effect as the foregoing indemnification of directors and officers. The right to be indemnified includes the right of an officer or a director to be paid expenses, including, without limitation, attorneys’ fees, in advance of the final disposition of any proceeding, provided that, if required by law, we receive an undertaking (from the relevant officer or director) to repay such expenses if it is determined that such officer or director is not entitled to be indemnified.
Our Board may take certain action it deems necessary to carry out these indemnification provisions, including purchasing insurance policies. Neither the amendment nor the repeal of these indemnification provisions, nor the adoption of any provision of our Certificate of Incorporation and Bylaws inconsistent with these indemnification provisions, will eliminate, reduce or adversely affect any rights to indemnification relating to such person’s status or any activities prior to such amendment, repeal or adoption.
Our Bylaws provide that we may maintain insurance covering certain liabilities of our officers, directors, employees and agents, whether or not we would have the power or would be required under Puerto Rico law to indemnify them against such liabilities. We maintain a directors’ and officers’ liability insurance policy (the “D&O Liability Insurance”) for the protection of our directors and certain of our officers.
We have entered into our standard indemnification agreement with each of our directors in connection with his or her appointment to the Board. These indemnification agreements will require us to, among other things, indemnify our directors against liabilities that may arise by reason of their status or service as directors. We believe these provisions will assist in attracting and retaining qualified individuals to serve as directors and officers. These indemnification agreements also require us to advance any expenses incurred by the directors as a result of any proceeding against them as to which they could be indemnified and to use reasonable efforts to cause our directors to be covered by our D&O Liability Insurance policy. A director is not entitled to indemnification by us under such agreements if (i) the director did not act in good faith and in a manner he or she deemed to be reasonable and consistent with, and not opposed to, our best interests or (ii) with respect to any criminal action or proceeding, the director had reasonable cause to believe his or her conduct was unlawful.

Risk oversight
Enterprise Risk Management Policy
The Company has in place an Enterprise Risk Management Policy (the “ERM Policy”), the overall purpose and scope of which is the execution of risk management processes that provide for risk and exposure monitoring, the embedding or integration of risk management into all activities as an integral part of the Company’s business activities, and the development of comprehensive internal controls and assurance processes linked to key risks. As a result, the Company continuously implements risk management processes to facilitate the Company’s compliance with existing regulatory and industry standards, thereby protecting the value of the Evertec brand and reputation by applying a disciplined approach to risk management, governance and internal controls.
Board oversight
Our Board is involved in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management by the Board and its committees. Among other areas, our Board, including its committees, is directly responsible for overseeing risks related to the Company’s overall strategy, including product, go-to-market and sales strategy, executive officer succession, business continuity, crisis preparedness,

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cybersecurity, ESG matters, and corporate reputational risks. In addition, the Company, under the supervision of the Audit Committee, has established procedures available to all employees for the anonymous and confidential submission of complaints or concerns relating to any matter to encourage employees to report questionable activities directly to the Company’s senior management and the Audit Committee.
Management Operating Committee
Our Management Operating Committee (the “MOC”) that is comprised of members of senior management (including our CEO, COO, CFO, Chief Legal and Administrative Officer, heads of our business segments and such other officers of the Company as the CEO deems necessary or advisable for the proper conduct of the business of the Company) assists the Audit Committee with risk oversight responsibilities. The MOC delegates risk responsibilities throughout the Company through the Company’s Risk Officer, risk owners and risk working groups in order to define the Company’s risk appetite through a combination of limits and tolerances, and ensure that processes are implemented to identify, measure and assess risks.
The ERM Policy requires regular reporting to ensure proper documentation of the Company’s ERM activities. The Risk Officer has been delegated the primary responsibility of reporting risk summaries to the Audit Committee and compiling an annual ERM report. Members of senior management also report information regarding the Company’s risk profile directly to the Board from time to time. The Company believes that the work undertaken by the Board, the Board’s committees, the MOC and the Company’s senior management team enables the Board to effectively oversee the Company’s risk management processes.

Cybersecurity
The Board has delegated to the Information Technology Committee the responsibility of exercising oversight with respect to the Company’s cybersecurity risk management and controls. Additionally, the Company has appointed a Chief Information Security Officer (“CISO”), who is responsible for establishing and maintaining the enterprise vision, strategy and programs to ensure our information assets are adequately protected. The CISO reports directly to our Chief Legal and Administrative Officer (“CLAO”). The CLAO, CISO and the information security staff regularly update the Information Technology Committee on the state of the Company’s cybersecurity program particularly with regards to key risk indicators, security incidents, security assessment results, and remediation and improvement plans.
The Audit Committee also receives regular updates from our CISO and Director of Internal Audit on cybersecurity audits. The Information Technology Committee and Board review the Company’s Information Security Policy and Information Security Program on an annual basis to ensure that our policies, controls, activities, and priorities promote the resilience of the Company’s infrastructure and maintain a risk profile at a level commensurate with its risk appetite and compliant with current applicable regulatory requirements and leading industry standards and best practices.

Procedures for communications with the Board
Stockholders and any interested party may communicate directly with the Board. All communications should be directed to our Secretary of the Board at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. Communications to the Board should be sent to: Evertec, Inc., Board of Directors, care of the Secretary of the Board, Road 176, Kilometer 1.3, San Juan, Puerto Rico 00926. This process is also described in our website at https://ir.evertecinc.com/BoardofDirectors.

Delinquent Section 16(a) reports
Section 16(a) of the Exchange Act requires that our directors, executive officers, and holders who own more than 10% percent of any registered class of the Company’s equity securities file with the SEC initial reports of beneficial ownership and report changes in beneficial ownership of common stock and other equity securities. Such reports are filed on Form 3, Form 4 and Form 5 under the Exchange Act, as appropriate. Reporting persons holding the Company’s stock are required by the Exchange Act to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on the Company’s review of copies of these reports, and written representations from such reporting persons that no other reports were required, the Company believes that all filings required to be made by reporting persons holding the Company’s stock were correctly and timely filed for
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the fiscal year ended December 31, 2022 in accordance with Section 16(a); except for one transaction by Guillermo Rospigliosi in relation to a sale of 2,870 shares in 2019 which was inadvertently omitted, and such omission was subsequently corrected in a Form 4 filed on March 22, 2022.

Management succession planning
The Company has in place a management succession plan applicable to our NEOs, the rest of our senior management team and other key positions within the Company, including certain manager positions. Pursuant to its charter, the Compensation Committee is responsible for developing and reviewing a succession plan for both our CEO and senior management and recommending the approval of such succession plan to the Board. This succession plan is revised annually and includes both a long-term succession plan and an emergency succession plan.

Shareholder engagement
Evertec engages with stakeholder groups in a variety of ways, including, but not limited to, reviewing recent business trends, regulatory changes and stakeholder expectations. We also consider ESG rating agencies, corporate peers and Evertec’s leadership input. Our investor relations team, CEO and/or CFO regularly engage with investors, prospective investors and analysts through earnings calls, direct engagement and/or investor conferences. Other senior management members may also participate in such meetings to provide insight on the Company’s services, performance, strategy, and growth. Further, Board members may be included in areas of shareholder concerns regarding significant governance matters.

Code of Ethics
For directors, officers and employees
Evertec’s ethical principles of integrity, honesty and good faith provide the foundation for our ethical business practices and standards. We have adopted a Code of Ethics that applies to all our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, and persons performing similar functions. The purpose of this Code of Ethics is to promote honest and ethical conduct and compliance with the law, while serving as a guide on our vision, mission and values.
Evertec is committed to the prevention of corruption and bribery in accordance with the laws and regulations in the jurisdictions where we operate. Each year our directors, officers and employees receive the Code of Ethics and agree to comply with its provisions, including compliance with our Anti-Corruption Policy and related procedures. Officers and Employees are also required to participate in annual trainings regarding anti-corruption and anti-bribery. We also protect the confidentiality of non-public information about our Company, customers, suppliers and other third parties, and have security controls in place to prevent the unauthorized disclosure of such information. Our employees sign a confidentiality agreement with Evertec which is confirmed on an annual basis.
Our Code of Ethics is published on our website at https://ir.evertecinc.com/codeofethics. We intend to include on our website any amendments to, or waivers from, a provision of the Code of Ethics that applies to our principal executive officer, principal financial officer, accounting officer, or controller, or persons performing similar functions and that relates to any element of the “code of ethics,” as defined by the SEC. We granted no waivers to our Code of Ethics in fiscal year 2022.
For vendors and service providers
We have in place a Code of Ethics for Vendors and Service Providers which defines and reaffirms these high standards and helps our vendors and service providers fully understand their duty to comply with ethical principles and all laws, rules and regulations applicable to the engaged service. When service providers make a commitment to work with Evertec, they also commit to the terms of our Code of Ethics for Vendors and Service Providers and to maintaining high standards, ethical business practices and compliance requirements materially similar to those stated in our Code of Ethics for directors, officers and employees. Vendors are required to certify, during the Company’s annual due diligence oversight process, that they comply with our Code of Ethics for Vendors and Service Providers. Our Code of Ethics for Vendors and Service Providers is published on our website at https://ir.evertecinc.com/vendorcode.

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Environmental, social and governance (ESG) matters
ESG is woven into our culture and values. We believe it is our responsibility to deliver business success while at the same time doing what is best for our employees, customers, communities and the world around us. The Nominating and Corporate Governance Committee is responsible for monitoring, reviewing and making recommendations on ESG matters. Our Board, senior management and the ESG working group are committed to developing strong ESG practices that are essential for generating long-term value for all of our stakeholders. We are focused on making continuous progress on our ESG priorities, making a difference and increasing transparency with all of our stakeholders. As such, some of our recent accomplishments under our ESG program include being named to the Bloomberg Gender Equality Index for five consecutive years and investing approximately $1 million in 2022 in the following initiatives under our corporate responsibility program during 2022: donations to cultural, environmental, art and socially-driven non-profit organizations, scholarships for undergraduate and graduate students in Puerto Rico, and donations to approved organizations under the Evertec Executive Fund Matching Program.
We promote diversity and inclusion as part of our formula for innovation. We value diversity of backgrounds, ideas, thoughts and opinions. We embrace inclusion of our people, products and services, and integrating diversity in our strategies and business decisions. Over 99% of our employees and over 90% of our managers are Hispanic.
Our vision, mission and values are embedded in our corporate culture and in the way we manage our relationships with employees, clients, vendors and service providers. Thus, they are an integral part of our ethical business practices and standards. Below please find our Company’s core values.

We Care We care about our colleagues and our communities.
Collaboration Be inclusive, valuing diversity.
Responsibility Own my execution and act ethically.
Innovation Continuously improve what we do.
Agility Know and anticipate our customer needs.

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For additional information related to the Company’s ESG program, including, but not limited to, governance practices, environmental footprint and resource reduction efforts, employee development initiatives, community involvement details and data security, please refer to our ESG tear sheet available on our ESG website at https://www.evertecinc.com/en/our-purpose/. The ESG website is not incorporated by reference into this Proxy Statement.
Additionally, please note that certain information provided herein may not be “material” under the federal securities laws for SEC reporting purposes and is instead presented in accordance with various ESG standards and frameworks (including standards for the measurement of underlying data), and the interests of various stakeholders. Much of this information is subject to assumptions, estimates or third-party information that is still evolving and subject to change. For example, our disclosures based on any standards may change due to revisions in framework requirements, availability of information, changes in our business or applicable government policies, or other factors, some of which may be beyond our control.

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Biographical information of our executive officers

Executive officers

Morgan M. Schuessler, Jr.
Age: 52

Mr. Schuessler joined the Company in April 2015 as our President and CEO. Please refer to the “Information About Director Nominees” section under Proposal 1 for Mr. Schuessler’s biographical information.

Joaquín A. Castrillo
Age: 40

Mr. Castrillo has served as our Executive Vice President, CFO and Treasurer since October 2018. From August 2018 until such appointment, he served as Interim CFO and Treasurer. He has worked at the Company since 2012 serving in roles of increasing responsibility, including as Vice President and Finance Manager from 2015 to 2018, and as Vice President and Finance Director in 2018 until his appointment as Executive Vice President, CFO and Treasurer. Prior to joining the Company, Mr. Castrillo was an Audit Manager in the Banking and Capital Markets group of PwC. Mr. Castrillo holds a B.B.A. with a double concentration in Finance and Accounting from Villanova University. He is also a Certified Public Accountant and a member of the Villanova University Finance Department Advisory Committee.

Rodrigo Del Castillo
Age: 61

Mr. Del Castillo has served as our Executive Vice President since 2020 and as Chief Commercial Officer for Latin America since February 2021. In 2017 he was named Senior Vice President of LATAM Payment Services upon joining the Company as a result of the acquisition of the business formerly known as PayGroup where he previously served as Chief Executive Officer. Mr. Del Castillo has more than 30 years of experience in the development and commercialization of products, IT services and transactional financial solutions. He holds a Bachelor of Science degree in Industrial Engineering from the Universidad de Santiago in Chile and a Master of Business Management from the Universidad Adolfo Ibáñez, also in Chile.

Alberto López-Gaffney
Age: 51

Mr. López-Gaffney has served as our Executive Vice President of Corporate Development since March 2023, leading the Company’s global corporate development efforts. Prior to joining the Company, he was the Chief Financial Officer of Despegar, an online travel company with operations accross 20 countries in Latin America. From 2017 to 2018, he was the CFO of TGLT S.A., a real-estate developer, where he led the acquisition and integration of Argentina’s largest construction company. Prior to these, he held senior management positions at Itaú BBA as head of investment banking for Latin America, and Morgan Stanley & Co. in New York, as head of the Southern Cone region leading various M&A and capital raising transactions. Mr. López-Gaffney brings over 25 years of financial and deal experiences in the Americas. He holds an MBA in Business Administration from Harvard University and a Master of Science in Industrial Engineering from the Universidad Católica in Argentina.

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Alexandra López-Soler
Age: 52

Ms. López-Soler was named Executive Vice President in February 2022 and Chief Marketing Officer in August 2022. She joined the Company in 2018 as our Senior Vice President of Marketing and Communications. Before joining Evertec, she served as Chief Marketing and Audience Officer at GFR Media, a communications company, from 2016 to 2018. She also held various executive level positions at GFR Media, Oriental Bank and Doral Bank. Ms. López-Soler has over twenty years of experience in the marketing industry, with emphasis on digital media, financial technology, and banking. Ms. López-Soler earned a Bachelor of Arts in political science and Italian from Tufts University, and holds an MBA from the University of Michigan Ross School of Business.

Paola Pérez
Age: 39

Ms. Pérez has served as our Executive Vice President since February 2018 and Group Head of Puerto Rico since August 2022. Prior to that she was our Chief Administrative Officer from March 2020 to August 2022, and Senior Vice President of People and Culture from August 2017 until her appointment as Executive Vice President. She joined the Company in 2011 as Director of Internal Audit. Before joining Evertec, Ms. Pérez worked at Chartis as an External Reporting Manager for the Latin America Region, and PwC where she worked as a senior auditor. She obtained her Bachelor of Science in Accounting from Fairfield University, is a Certified Public Accountant and a board member of Lectores para el Futuro, a non-profit organization.

Luis A. Rodríguez
Age: 45

Mr. Rodríguez has served as our Executive Vice President since February 2017 and as Chief Legal and Administrative Officer since August 2022. He joined the Company in 2015 as Senior Vice President for Corporate Development, and was appointed General Counsel and Secretary of the Board in September 2016. Prior to joining the Company, Mr. Rodríguez served as Executive Director at J.P. Morgan in New York. Mr. Rodríguez holds a bachelor’s degree from the Woodrow Wilson School of Public and International Affairs at Princeton University and holds a Juris Doctor from Stanford Law School.

Guillermo Rospigliosi
Age: 49

Mr. Rospigliosi has served as our Executive Vice President since 2016 and as Group Head of Latin America since August 2022. Prior to that he led the Product, Marketing and Innovation division from 2016 until his appointment as Chief Product and Innovation Officer in February 2020, a role he held until August 2022. Before joining the Company in 2016, he served as Chief Risk Officer for Visa in Latin America and before that he was the Managing Director for Latin America at CyberSource, a Visa subsidiary. He graduated from the Universidad de Lima with a Bachelor of Science in Business Administration and holds an MBA from the University of Texas in Austin.

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Diego Viglianco
Age: 53

Mr. Viglianco has served as our Executive Vice President and COO since June 2021, and was a consultant to the Company from March 2021 until his appointment as COO. Before joining the Company, Mr. Viglianco served as the CEO of Interbanking, S.A., a digital financial ACH/real time payments company headquarters in Argentina, from July 2019 to February 2021. Prior to that, he was the CEO of the Processing Division of Prisma Medios de Pago S.A. in Argentina from March 2017 to June 2019. Previously, he held senior management positions with MasterCard in Argentina and Miami, USA, and Promoción y Operación S.A. de C.V. (PROSA) in Mexico. Mr. Viglianco holds an MBA in Economy and Business Administration from ESEADE University, Argentina, and a Bachelor of Science in Engineering from the University of Salvador, Argentina.

Miguel Vizcarrondo
Age: 50

Mr. Vizcarrondo has served as our Executive Vice President since 2012, and as Chief Product & Innovation Officer since August 2022. Prior to that he was our Chief Commercial Officer for Puerto Rico and the Caribbean from 2021 to August 2022, and Head of Merchant Acquiring and Payment Processing from February 2012 until 2021. Prior to joining the Company in 2010, Mr. Vizcarrondo worked in Banco Popular de Puerto Rico for 14 years in a variety of roles, lastly as Senior Vice President of the Merchant Acquiring Solutions group from 2006 until he joined the Company in 2010. Mr. Vizcarrondo serves as a member of the Banco Popular Foundation, and as director for the Puerto Rico American Football Alliance, a youth sports league. Mr. Vizcarrondo holds a Bachelor of Science in Management, with a concentration in Finance, from Tulane University.

All ages shown are as of the filing date of this Proxy Statement with the SEC.
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Proposal 2
Advisory vote on executive compensation

The Board unanimously recommends that you vote “FOR” the approval of our executive compensation on an advisory basis.

Overview
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, stockholders are being asked to approve, on an advisory basis (Say-on-pay vote), the compensation of the NEOs, as set forth and discussed in the “Compensation Discussion & Analysis” section of this Proxy Statement, which includes compensation tables and related narrative discussion and analysis.
For the reasons outlined elsewhere in this Proxy Statement, we believe that our executive compensation program is well designed, appropriately aligns executive pay with Company performance, and incentivizes desirable behavior. Specifically, our executive compensation program is designed to attract, motivate and retain talented executive officers and align their interests with the long-term interests of the Company’s stockholders. Our compensation program:
•compensates executive officers fairly and competitively, which promotes management stability and supports the short- and long-term well-being of the Company,
•rewards performance that meets or exceeds established goals, and
•incentivizes a high level of performance while discouraging excessive risk-taking in the business.
For more details of our compensation program, please refer to the “Compensation Philosophy and Objectives” section under the “Compensation Discussion & Analysis” of this Proxy Statement.
The Board unanimously recommends that stockholders vote FOR the following resolution on an advisory basis:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative.”
Because your vote is advisory, it will be non-binding on the Board and the Company. However, the Board values stockholders’ opinions and your vote will provide information to our Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining future executive compensation arrangements.
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Compensation discussion and analysis

Performance highlights
We displayed strong commitments to our communities, clients, employees, and stockholders during 2022. Some of the financial highlights for the fiscal year ended December 31, 2022 include:
All amounts are approximates. For more information on the Company’s financial performance in 2022, please refer to our Annual Report on Form 10-K for the fiscal year ended on December 31, 2022.
The non-GAAP measures referenced in herein are supplemental measures of the Company’s performance and are not required by, or presented in accordance with, accounting principles generally accepted in the United States of America (“GAAP”). They are not measurements of the Company’s financial performance under GAAP and should not be considered as alternatives to total revenue, net income or any other performance measures derived in accordance with GAAP or as alternatives to cash flows from operating activities, as indicators of operating performance or as measures of the Company’s liquidity.
In addition to GAAP measures, management uses non-GAAP measures to focus on the factors the Company believes are pertinent to the daily management of the Company’s operations and believe that they are also frequently used by analysts, investors and other interested parties to evaluate companies in this industry. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measure are included in Appendix A.
These non-GAAP measures include EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings per common share and are defined as follows:
•EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

•Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments. This measure is reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For this reason, Adjusted EBITDA, as it relates to the Company’s segments, is presented in conformity with Accounting Standards Codification 280, Segment Reporting, and is excluded from the definition of non-GAAP financial measures under the Securities and Exchange Commission’s Regulation G and Item 10(e) of Regulation S-K. In addition, the Company’s presentation of Adjusted EBITDA is substantially consistent with the equivalent measurements that are contained in the senior secured credit facilities in testing Evertec Group’s compliance with covenants therein such as the senior secured leverage ratio.

•Adjusted Net Income is defined as net income adjusted to exclude unusual items and other adjustments.

•Adjusted Earnings per common share is defined as Adjusted Net Income divided by diluted shares outstanding.

Return to stockholders and stock performance graph
The following graph shows a comparison of the cumulative total return for our common stock, the Russell 2000 Index and the S&P Composite 1500/Information Technology Index for the five years ended December 31, 2022. The
24   Evertec, Inc. 2023 Proxy Statement

graph assumes that $100 was invested on December 31, 2017 in our common stock and each index, and that all dividends were reinvested.

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(INDEX) EVERTEC, Inc. - Total Return
(INDEX) Russell 2000 - Total Return
(INDEX) S&P Composite 1500 / Information Technology - SEC - Total Return

Historical stock price performance is not necessarily indicative of future stock price performance.

The stock performance graph is not deemed “filed” with the SEC, and is not to be incorporated by reference in any filing of Evertec under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Outside advisors
The Compensation Committee uses FW Cook to assist it in its review of our entire executive and director compensation program. The Compensation Committee assessed the independence of FW Cook and whether its work raised any conflict of interest, taking into consideration the independence factors set forth in applicable SEC and NYSE rules, and determined that FW Cook was independent and its work raised no conflict of interest. Aside from its work for the Compensation Committee, FW Cook does no other work for the Company.

Executive compensation highlights
Our compensation program for NEOs consists of the following core elements:

Evertec, Inc. 2023 Proxy Statement     25

The charts below set forth the target compensation mix for the CEO and the average target compensation mix for the rest of our NEOs during 2022:
For purposes of these charts, “base salary” includes base salary and applicable statutory Christmas bonus, as such amounts are disclosed for each of our NEOs in this “Compensation Discussion and Analysis” section.

Named executive officers (NEOs)
The table below sets forth a list of our NEOs for 2022. All of our NEOs are employed by Evertec Group and also serve in similar functions for the Company.

Name	Title
Morgan M. Schuessler, Jr.	President and Chief Executive Officer
Joaquín A. Castrillo	Executive Vice President, Chief Financial Officer and Treasurer
Luis A. Rodríguez	Executive Vice President, Chief Legal and Administrative Officer, and Secretary of the Board
Diego Viglianco	Executive Vice President and Chief Operating Officer
Miguel Vizcarrondo	Executive Vice President and Chief Product and Innovation Officer

Compensation philosophy and objectives
The Compensation Committee is responsible for establishing, implementing and continually monitoring adherence with our general compensation philosophy and objectives. As part of its duties and responsibilities, the Compensation Committee determines our CEO’s compensation, approves the compensation of our other executive officers and directors, and administers our equity-based compensation plans, in which our NEOs may participate. The Compensation Committee is also charged with overseeing the risk assessment of the compensation arrangements applicable to our executive officers and other employees, and reviewing and considering the relationship between risk management policies and practices, and compensation.
The Compensation Committee meets as often as necessary, but at least once annually. While ultimate responsibility for compensation recommendations rests with the Compensation Committee, it has the authority to hire a compensation consultant to assist it in fulfilling its duties. As previously noted, the Compensation Committee has
26   Evertec, Inc. 2023 Proxy Statement

engaged FW Cook to advise it on the fulfillment of its duties. The Compensation Committee’s intent is to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive. In February 2023, in consultation with FW Cook, the Company revised its compensation philosophy (in combination with reconstituting the compensation peer group) to target the market median in recognition of the larger sample size of said compensation peer group. Compensation for our NEOs has been designed to provide rewards commensurate with each NEO’s contribution.
The philosophy embedded in our compensation program is to: (i) support an environment that rewards performance against established goals; (ii) provide fair salary compensation, benefits and incentive compensation in order to foster stability at the management level and support our short- and long-term success; (iii) align the interests of executives with the long-term interests of stockholders through equity-based awards; and (iv) develop incentives to achieve high levels of performance without encouraging excessive risk-taking.
Our executive compensation strategy is designed to: (i) attract and retain highly qualified executives; (ii) provide executives with compensation that is competitive within the industry in which we operate; (iii) establish compensation packages that take into consideration the executive’s role, qualifications, experience, responsibilities, leadership potential, creativity, individual goals and performance; and (iv) align executive compensation with the achievement of our business objectives.
This CD&A reflects a discussion of our compensation objectives and philosophy, as well as the elements of our total NEO compensation packages including, but not limited to, information regarding certain compensation changes implemented for 2022. The Compensation Committee may conduct further review of the executive compensation philosophy and objectives from time to time and reserves the right to make changes to the executive compensation practices as it considers appropriate.

Say-on-pay
The Board carefully considers the results of our stockholders’ advisory say-on-pay vote. Our stockholders continue to express support for the Company’s executive compensation program with the Company receiving approximately 99.2% advisory approval in 2022. In consideration of this continued strong support, the Board maintained the principal features and performance-based elements of the executive compensation program in 2022. At the Annual Meeting, the Company’s stockholders will again have the opportunity to provide feedback regarding Evertec’s executive compensation program through the advisory say-on-pay vote included as Proposal 2 in this Proxy Statement.

Role of executive officers in compensation decisions
Our CEO defines and recommends to the Compensation Committee the corporate and individual objectives for each of our other NEOs annually. The Compensation Committee has the authority to modify these objectives as it deems necessary and approve the final incentive opportunity which will be communicated by the CEO to such NEOs. Our CEO reviews the performance of each of our other NEOs annually and formulates recommendations based on these reviews, including recommendations with respect to salary adjustments, annual incentive award targets and actual payout amounts. These recommendations are presented to the Compensation Committee, which has the discretion to modify any recommended adjustments or awards to executives, including our NEOs.
The Compensation Committee annually reviews the performance of our CEO during an executive session of the Compensation Committee. The Compensation Committee has final approval over all compensation decisions, including, but not limited to base salary, cash, and equity awards for all of our NEOs. Although the CEO is present to discuss recommendations pertaining to each of our other NEOs, our CEO is not permitted to attend those portions of meetings of the Compensation Committee during which the CEO’s performance and/or compensation is discussed, unless specifically invited by the Compensation Committee.
Evertec, Inc. 2023 Proxy Statement     27

Competitive compensation practices
As part of the Company’s comprehensive review of its compensation programs and practices, the Compensation Committee, with input from FW Cook, annually reviews and approves an executive compensation peer group to assist in evaluating the competitiveness of NEO compensation in terms of both dollar opportunity and compensation structure and design.
Evertec’s industry continues to experience consolidation, the result of which has been a historical scarcity of peer replacements of appropriate size and business focus and a peer group traditionally on the smaller side in terms of total peers (11). During FW Cook last conducted peer group review in December 2022, several new entrants to the market were identified for consideration. In an effort to widen the aperture of potential comparable companies for consideration, the Compensation Committee considers several factors such as:
•the extent to which the peer companies compete with Evertec in one or more lines of business for executive talent and for investors,
•statistical reliability in terms of the total number of companies in the peer set,
•comparability of revenues, market capitalization, total assets and number of employees, and
•“peer of peer” analysis.
FW Cook last conducted a review of our peer group of companies in December 2022. After consultation with FW Cook, the Compensation Committee determined that expanding the peer group through the addition of CSG Systems International, ExlService Holdings, Green Dot Corp., International Money Express and Verra Mobility would provide a more statistically reliable group and help reduce year to year volatility in the event of future industry consolidation. As part of these actions, the Compensation Committee also removed Bottomline Technologies (as the company was taken private). As a result of these decisions, the size of the peer group increased from 11 to 15 companies. This is the current compensation peer group of companies that the Compensation Committee uses to make its NEO compensation decisions, as ratified by the Compensation Committee in February 2023:

Peer Group
ACI Worldwide	EVO Payments	MoneyGram International
Black Knight	ExlService Holdings	Q2 Holdings
CSG Systems International	Green Dot Corp.	Repay Holdings Corporation
Euronet Worldwide	Jack Henry & Associates	WEX
Everi Holdings	International Money Express	Verra Mobility
As previously discussed, Evertec’s compensation philosophy now targets the market median, which is a more defensible position given the recent changes to the peers and Evertec’s resulting position based on size factors including market capitalization. Given the Company’s location in Puerto Rico, the Compensation Committee must balance the challenges of attracting and retaining experienced local executive talent with talent from the mainland United States and elsewhere.
The Compensation Committee’s access to competitive benchmarking is a critical element to understanding the current environment for executive talent. Along with other factors, this information enables the Compensation Committee to make well-informed decisions on recruitment and retention of key executives. FW Cook last prepared a benchmark compensation study on behalf of the Compensation Committee for NEOs in February 2023 and for directors in July 2021.

Elements of compensation
The Compensation Committee believes the compensation packages provided to our executives, including our NEOs, should include both cash and equity-based incentives that reward performance against established business goals and that discourage management from taking unnecessary and/or excessive risks that may harm the Company. Our compensation program for our NEOs consists of the following core elements:

Base salary
We provide our NEOs and other employees with a base salary to compensate them for services rendered during the year. This fixed element of our compensation program is determined for each executive based on
28   Evertec, Inc. 2023 Proxy Statement

position and scope of responsibility. Annual base salary for our NEOs is subject to review and approval by the Compensation Committee. In reviewing base salaries, the Compensation Committee may consider, among other factors:
•changes in the executive’s individual responsibility,
•analysis of the executive’s compensation, both internally (i.e., relative to other Company officers) and externally (i.e., relative to similarly situated executives at peer companies), and
•the executive’s individual performance.
Having considered these factors, and to ensure that our total compensation packages are competitive with those provided by our peer companies and our competitors for top executive talent, and after consultation with FW Cook, the Compensation Committee approved the following base salaries for our NEOs for 2022, including base salary increases effective as of June 2022 for Messrs. Schuessler, Castrillo, Viglianco and Vizcarrondo to $800,000, $397,838, $395,000, and $381,924, respectively; and as of August 2022 for Mr. Rodríguez to $370,000. Below please find base salaries for our NEOs:

Name	2022 Base Salary ($)(1)	2021 Base Salary ($)(1)	Percent Change (%)
Morgan M. Schuessler, Jr.	800,000	762,200	5%
Joaquín A. Castrillo	397,838	386,250	3%
Luis A. Rodríguez	370,000	329,600	12%
Diego Viglianco	395,000	330,000	20%
Miguel Vizcarrondo	381,924	370,800	3%
(1)Base salaries as of December 31, 2022.
(2)Base salaries as of December 31, 2021.

On February 15, 2023, after consultation with FW Cook, the Compensation Committee approved base salary increases for Messrs. Schuessler, Castrillo, Rodríguez, Viglianco and Vizcarrondo to $832,000, $450,000, $393,382, $450,000 and 393,382, respectively, effective as of July 1, 2023.

Annual cash incentive
Our Compensation Committee, with FW Cook’s recommendations, places considerable weight on the achievement of certain quantitative factors as reflected in the corporate component of the Company’s annual cash incentive program, thus strengthening our commitment to a pay-for-performance compensation philosophy.
The target annual cash incentive as a percentage of salary is a mix between corporate performance, business metric (as applicable) and individual performance elements.
•For our CEO and CFO, the corporate and individual objective components were established at 90% and 10% of the overall cash incentive targets, respectively.
•For NEOs in charge of business segments, a business metric was established at 60%, and the corporate and individual objective components were established at 20% and 20% of the overall incentive targets, respectively.
•For NEOs with support functions (to which the business metric was not applicable), the corporate and individual objective components were established at 75% and 25% of the overall cash incentive targets, respectively.
Under the corporate component of the annual cash incentive program, the Compensation Committee included financial performance goals related to Revenues and Adjusted Net Income which directly align to our overall strategy and support increases in stockholder value. The financial performance measures, their relative weightings, the threshold, targeted and maximum achievement levels and actual performance (ranging from 50% payout of target at threshold to 150% payout of target at maximum with linear interpolation between the performance levels) for 2022, as approved by the Compensation Committee, were as follows:
Evertec, Inc. 2023 Proxy Statement     29

Metric	Weight	Threshold (95%) (000's)	Target (100%) (000's)	Maximum (110%) (000's)
Revenues	40%	$572,090	$602,200	$662,420
Adjusted Net Income	60%	$170,715	$179,700	$197,670
Below please find the Company’s performance in those two metrics during 2022:

Metric	Performance (000's)	% Difference (Target)	Payment Score	Weighted Score
Revenues	$618,013	2.63%	113.13%	45.25%
Adjusted Net Income	$173,860	-3.25%	67.50%	40.50%
CORPORATE PERFORMANCE METRIC PAYOUT SCORE:				86%
As previously discussed, Adjusted Net Income is defined as net income adjusted to exclude unusual items and other adjustments. The Compensation Committee approved certain additional adjustments as follows: (i) the exclusion of the effect of a one-month delay in the closing of the Popular Transaction, which positively impacted reported Adjusted Net Income but was agreed with the Compensation Committee would not benefit our performance metrics, and (ii) the exclusion of the impact from non-cash currency remeasurement gains or losses. Additionally, as part of its approval, the Compensation Committee capped the corporate component of the annual cash incentive payout percentage for the year 2022 at 100%. Notwithstanding this cap, the actual corporate performance metric was calculated at 86% payout. Collectively, the Compensation Committee believed these adjustments were balanced and fair to both management and shareholders given unanticipated circumstances arising during the year.
Furthermore, under the annual cash incentive program, our NEOs were eligible to earn a 0% up to 150% of the individual component based on each executive’s individual performance, which is assessed and given a performance rating. If the NEO’s individual performance rating is “Below Minimum Acceptable Performance,” such NEO will not receive any portion of the annual cash incentive, regardless of the corporate component or business metric results. Other ratings for NEOs will result in the individual performance component being modified by factors ranging from 50% for a rating of “Needs Development” up to 150% for a rating of “Exceptional Performance.”
The executive’s successful implementation and completion (or lack thereof) of audit observations, enterprise risk management action items and achievement of the financial budget are also considered as part of the actual cash incentive payout calculation.
For 2022, none of our NEOs received a rating of “Below Minimum Acceptance Performance.”
The actual incentive payout for each of our NEOs for 2022 was as follows:

NEOs	Target Cash Incentive Percentage	Corporate Performance Percentage(1)	Business Metric Percentage(1)	Individual Performance Percentage(1)	Target Cash Incentive	Actual Cash Incentive Payout(1)
Morgan M. Schuessler, Jr.	125%	90%	—%	10%	$1,000,000	$871,777
Joaquín A. Castrillo	85%	90%	—%	10%	$338,162	$294,802
Luis A. Rodríguez	75%	75%	—%	25%	$277,500	$240,911
Diego Viglianco	85%	75%	—%	25%	$335,750	$310,031
Miguel Vizcarrondo	85%	20%	60%	20%	$324,635	$325,124
(1)     Actual cash incentive payout breakdown is as follows:

NEOs	Corporate ($)	Business ($)	Individual ($)
Morgan M. Schuessler, Jr.	784,599	—	87,178
Joaquín A. Castrillo	265,322	—	29,480
Luis A. Rodríguez	180,683	—	60,228
Diego Viglianco	232,523	—	77,508
Miguel Vizcarrondo	65,025	195,074	65,025

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Long-term equity incentives
In connection with our initial public offering, we adopted the Evertec, Inc. 2013 Equity Incentive Plan (the “2013 Plan”). We granted stock options, restricted stock and other equity awards under the 2013 Plan until May 20, 2022, which is the date the Evertec, Inc. 2022 Incentive Award Plan (the “2022 Plan”) was adopted, upon approval of our stockholders at the Company’s 2022 annual meeting of stockholders.
The Compensation Committee was delegated the responsibility to administer the 2013 Plan and has been delegated the responsibility to administer the 2022 Plan. Our Compensation Committee believes that a long-term incentive design linked to strong pay-for-performance principles is appropriate to ensure executive ownership and linkage to the long-term interests of Evertec’s stockholders. In 2022 both performance-based and time-based RSUs designed for the dual purpose of serving as an incentive vehicle to help ensure that key employees’ compensation is linked to the Company’s overall performance in future years and as an important retention mechanism.
The Compensation Committee has established Adjusted EBITDA as the primary performance measure while ensuring focus on total stockholder return (“TSR”) through the use of a performance modifier. Accordingly, RSUs earned based on Adjusted EBITDA performance (“EBITDA RSUs”) are adjusted upwards or downwards (+/- 25%) based on the Company’s relative TSR at the end of the three-year performance period as compared to companies in the Russell 2000 Index (for more information, see “Relative TSR Multiplier” in table under “Performance-Based RSU Award Granted in 2022” below). For details on the reconciliation of our GAAP to non-GAAP results, please refer to the results provided in the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2022.
All unvested RSUs granted to NEOs have dividend equivalent rights, which entitle the RSU holders to the same value per share as our stockholders for dividends declared between the date of the grant and the settlement date of the RSUs. Dividend equivalents are subject to the same terms and conditions as the corresponding unvested RSUs and are accumulated and paid only upon the vesting and settlement of the underlying RSUs.
RSU distribution mix
The long-term equity incentive grant approved by the Compensation Committee for our CEO and other NEOs in February 2022 had the following distribution mix between time-based RSUs and performance-based RSUs:

Name	Long-Term Equity Incentive Total Award Value ($)	RSUs Granted
		Time-Based (#)(1)	Performance-Based (#)(2)	Total (#)
Morgan M. Schuessler, Jr.	5,750,000	48,540	79,369	127,909
Joaquín A. Castrillo	1,550,000	14,954	19,749	34,703
Luis A. Rodríguez(3)	1,175,000	17,014	10,830	27,844
Diego Viglianco	1,300,000	12,542	16,564	29,106
Miguel Vizcarrondo	1,300,000	12,542	16,564	29,106
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(1)As of the grant date, February 25, 2022, the closing common stock price was $41.46, except for a portion of Mr. Rodríguez’ award as noted in footnote number 3 of this table.
(2)As of the grant date, February 25, 2022, the Monte Carlo simulation value was $47.09.
(3)Mr. Rodríguez’ long-term equity incentive total award value includes a time-based grant of $325,000 granted on August 5, 2022 as an executive catch-up grant, with a closing common stock price of $36.87.

Time-based RSU award granted in 2022
The time-based RSUs granted to NEOs vest in three substantially equal installments on February 25, 2023, 2024, and 2025 provided that the NEO remains continuously employed with the Company through the vesting date, except as otherwise set forth in the applicable award agreement. The actual number of time-based RSUs granted was determined by dividing the award dollar value by the price of our common stock on the close of business of the date of grant.
Performance-based RSU award granted in 2022
The Adjusted EBITDA performance measure was calculated for the one-year period commencing on January 1, 2022 and ending on December 31, 2022 (the “2022 Adjusted EBITDA”), relative to the goals set by the Compensation Committee for this same period. The EBITDA RSUs are earned according to the table below, and are subject to a three-year service period before vesting measured from the date of the grant:

Performance Level*	Evertec 1-Year Adj. EBITDA for 2022 (amounts in millions)($)	Payout Percentage
Maximum	302.8	200%
Target	275.3	100%
Threshold	267.0	60%
Less Than Threshold	267.0	0%
*Performance between levels is linearly interpolated.

The Company’s 2022 Adjusted EBITDA for the purposes of determining share-based compensation was $275.4 million. As previously discussed, Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments. For purposes of determining share-based compensation, the Compensation Committee approved certain additional adjustments, as follows: a) the exclusion of the effect of a one month delay in the closing of the Popular Transaction, which positively impacted reported Adjusted EBITDA but was agreed with the Committee that it should not benefit our NEOs in their performance metrics, and b) the exclusion of the impact from non-cash currency remeasurement gains and losses. Given this change, the Compensation Committee capped the payout percentage for the 2022 EBITDA RSUs at 100%. The Compensation Committee believed the adjustments were balanced and fair to both management and shareholders given unanticipated circumstances arising during the year.
The 2022 performance-based awards yielded a payout of 100% of the target number of performance-based shares. The earned number of EBITDA RSUs shall be then modified by relative TSR performance, which will continue to be measured against the Russell 2000 Index over a three-year period from the grant date. The following table summarizes the relationship between the Company’s actual TSR performance when compared with the TSR performance of the members of the Russell 2000 Index and the associated modifier for the performance achieved:

Performance Level*	Company Percentile Rank vs. Russell 2000 Index	Relative TSR Multiplier
Maximum	75th Percentile or Above	1.25
Target	50th Percentile	1.00
Threshold	35th Percentile or Below	0.75
*Performance between levels is linearly interpolated.
The actual number of performance-based RSUs granted was determined by dividing the award dollar value by a Monte Carlo simulation value that factors future stock prices for the Company and companies in the Russell 2000 Index.
Performance-based RSU awards that vested in 2022
In 2019 the Compensation Committee approved grants of performance-based awards to certain NEOs (the “2019 EBITDA RSU Awards”). Pursuant to the 2019 EBITDA RSU Awards, the participating NEOs were eligible to earn the awarded RSUs vesting on February 22, 2022, only to the extent that performance was achieved against certain pre-established goals. The 2019 EBITDA RSU Awards were set to be earned
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according to the table below, and were subject to a three-year service period before vesting measured from the date of the grant:

Performance Level(1)	Evertec 1-Year Adj. EBITDA for 2019 (amounts in millions)($)	Payout Percentage
Maximum	243.8 or above	200%
Target	221.6	100%
Threshold	214.9	60%
Less Than Threshold	below 214.9	0%
(1)     Performance between levels is linearly interpolated.
The Company’s Adjusted EBITDA for the one-year period that commenced on January 1, 2019 and ended on December 31, 2019 was $226.2 million; therefore, the performance level was met with a payout percentage of 121%. The TSR of the 2019 EBITDA RSU Awards was 52.84%, which ranked in the 71st percentile of the Russell 2000 Index, resulting in no change to the payout (TSR modifier equal to 1.00). Thus, final award earnout at vesting was 121%.
Awards granted in 2023
In February 2023 the Compensation Committee approved a grant of time-based RSUs to the NEOs, vesting in three substantially equal installments on February 24, 2024, 2025 and 2026, provided that the NEO remains continuously employed with the Company during such time period except as otherwise set forth in the applicable award agreement.
For the 2023 performance-based RSUs, the Compensation Committee continued to use an Adjusted EBITDA target with the TSR Modifier as the metrics for such awards. The Adjusted EBITDA performance metric for 2023 shall be calculated for the one-year period commencing on January 1, 2023 and ending on December 31, 2023, relative to the goals set by the Compensation Committee for this same period.
Similar to 2022, the EBITDA RSUs are earned according to performance level targets and are also subject to a three-year service period, measured from the date of the grant, before vesting. As in the past, the earned number of EBITDA RSUs will then be modified by relative TSR performance, which will continue to be measured against the Russell 2000 Index over a three-year period.
The February 2023 grant approved by the Compensation Committee for our CEO and other NEOs had the following distribution mixes between time-based RSUs and performance-based RSUs:

Name	Total Award Value ($)	RSUs Granted
		Time-based (#)(1)	Performance-based (#)(2)	Total (#)
Morgan M. Schuessler, Jr.	6,074,000	57,847	92,526	150,373
Joaquín A. Castrillo	1,660,000	18,068	23,341	41,409
Luis A. Rodríguez	1,300,000	14,149	18,279	32,428
Diego Viglianco	1,660,000	18,068	23,341	41,409
Miguel Vizcarrondo	1,300,000	14,149	18,279	32,428
(1)As of the grant date, the closing common stock price was $36.75.
(2)As of the grant date, the Monte Carlo simulation value for all executives was $42.67.
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Other compensation
Special Popular Transaction bonus
On July 27, 2022, the Compensation Committee approved special cash bonuses for our NEOs in connection with their extraordinary efforts on the Popular Transaction. The amounts paid to each NEO under this special bonus were as follows: $800,000 to Mr. Schuessler, $400,000 to Mr. Castrillo, $400,000 to Mr. Rodríguez, $200,000 to Mr. Viglianco, and $400,000 to Mr. Vizcarrondo. For more information about this special bonus, please refer to the Company’s current report on Form 8-K filed on July 29, 2022.
Christmas bonus
In 2022 each of our NEOs received a Christmas bonus. As a general rule, Puerto Rico law requires companies to pay employees who worked more than 700 hours during a 12-month period, from October 1st of the prior year to September 30th of the year in which the Christmas bonus will be paid, an amount not less than $600 as a Christmas bonus, which must be paid on or before the 15th day of December of each year. In 2022 our practice was to pay a Christmas bonus to employees in Puerto Rico in an amount equivalent to approximately 4.17% of the employee’s base salary for employees hired before October 29, 2012 and 3.00% of the employee’s base salary for employees hired after this date.
Benefits and perquisites
Our NEOs participate in the same benefit programs as the rest of our general employee population. These benefits may include health insurance coverage, short- and long-term disability insurance, and life insurance, among others. In addition, in order to better enable us to attract, retain and motivate employees in key positions, we provide limited perquisites to our NEOs to assist them in carrying out their duties and increasing productivity. We believe these perquisites, which do not constitute a significant portion of our NEOs’ total compensation package, are reasonable, customary with local practice and consistent with our overall compensation philosophy. These perquisites may include: (i) the use of Company-owned automobiles, (ii) club membership fees for certain of our NEOs, (iii) entertainment tickets and tickets to Company-sponsored events for NEOs and a guest, (iv) corporate gifts under $200, (v) executive concierge services as part of the NEOs’ health insurance coverage, (vi) Company matched donations made by NEOs to approved organizations under the Evertec Executive Fund Matching Program, (vii) executive leadership training programs, and (x) executive assistance for personal matters which may represent no more than 15% of the NEO’s executive assistant’s time, if applicable, for which there is no incremental cost to the Company. Since October 2021, there has been an incremental cost for the Company of $2,400 annually, per NEO, in relation to the executive concierge services as part of the NEOs’ health insurance coverage.
Our NEOs, as well as all other Evertec Group employees, were eligible to participate in the Evertec Group Savings and Investment Plan in 2022. This plan is a tax-qualified retirement savings plan (similar to a 401(k) plan) to which all our Puerto Rico employees were able to contribute up to $15,000 on a pre-tax basis, up to $1,500 in catch-up contributions (applicable to employees ages 50 and above) and up to 10% after-tax of their total annual compensation. We match 50% of the employee contributions up to 3% of base salary (subject to the $15,000 cap mentioned above), with the exception of the catch-up contributions which are not eligible for Company matching. All matching contributions to the Evertec Group Savings and Investment Plan vest 20% each year over a five-year period.

Tax deductibility of executive compensation
All of our NEOs are residents of Puerto Rico. The Compensation Committee intends that all applicable compensation payable to NEOs be deductible for income tax purposes. The Puerto Rico Internal Revenue Code of 2011, as amended, does not provide a limitation for compensation; as a result, the compensation paid to Puerto Rico residents is deductible for Puerto Rico income tax purposes only.

Stock Ownership Guidelines
The Stock Ownership Guidelines for directors, NEOs and certain other key employees of the Company, as adopted by our Compensation Committee, were established to align the financial interest of the directors and certain officers of the Company with those of the Company’s stockholders. The guidelines provide for ownership levels to be based on the fair market value of the Company’s common stock. Furthermore, the Compensation Committee believes that
34   Evertec, Inc. 2023 Proxy Statement

the investment community values stock ownership by the Company’s directors and NEOs and that share ownership demonstrates a commitment to and belief in the long-term profitability of the Company. Our NEOs, other key officers and directors are generally subject to the following ownership guidelines:

Designated Owner	Ownership Level*
Non-Employee Independent Directors	5 times annual cash retainer
Chief Executive Officer	5 times annual base salary
Executive Vice Presidents	3 times annual base salary
Senior Vice Presidents	1 times annual base salary
*The designated owner has 5 years to achieve his or her applicable ownership level. If the designated owner becomes subject to a greater ownership amount due to promotion or an increase in base salary or cash retainer in the case of non-employee independent directors, the designated owner is expected to meet the new ownership level required within the later of the remaining term of the original 5-year period or 3 years from the effective date of such promotion or salary or cash retainer increase.

Anti-pledging and anti-hedging policies
Pursuant to our Insider Trading Policy and related procedures, none of our directors, executives or employees may engage in speculative transactions in Evertec securities and other transactions that may otherwise give the appearance of impropriety, including pledging Evertec securities as margin call or as collateral for a loan. Speculative transactions include engaging in any transaction in which they profit from short-term movements (i.e., the sale of a stock that an investor does not own or a sale which is consummated by the delivery of a stock borrowed by, or for the account of, the investor), either increases or decreases, in the price of Evertec securities.
Furthermore, all directors, executives and employees are prohibited from purchasing financial instruments, including variable forward contracts, puts, calls, equity swaps, collars and exchange funds, designed to hedge or offset any decrease in market value of Evertec securities held by such director, executive or employee. Any exception only with respect to the prohibition of pledging Evertec securities as collateral for a loan (not including margin debt) must be pre-cleared by the Company prior to the execution of documents evidencing the proposed pledge, subject to the director, executive or employee clearly demonstrating the financial capacity to repay the loan without resort to the pledged securities.

Clawback Policy
We have in place a Clawback Policy that intends to encourage sound financial reporting and increase individual accountability. The policy is administered by the Compensation Committee and it applies to all short or long-term cash incentives and bonuses, stock options, equity or equity-based awards, whether performance-based or service based, including without limitation RSUs, and other incentive compensation. All (i) officers (as defined by Section 16 of the Exchange Act), (ii) executive vice-presidents, and (iii) any other designated employee of the Company that the Compensation Committee designates are considered “covered officers” under the Clawback Policy (as defined therein). If a Triggering Event (as defined in the Clawback Policy) occurs with respect to a covered officer, the Compensation Committee may seek to require the forfeiture or repayment of the full or partial award, vesting or amount of any Incentive Compensation (as defined in the Clawback Policy), whether vested or unvested and including gains on equity. The clawback will apply where such award was granted, vesting occurred or amount was paid, as applicable, within the three years prior to the occurrence of the Triggering Event. The forfeiture or recoupment from the covered officer may come from, or take the form of, any of the following, as determined by the Compensation Committee in its sole discretion: (i) prior Incentive Compensation payments, (ii) future Incentive Compensation payments, (iii) cancellation of outstanding equity awards, (iv) future equity awards, and/or (v) direct repayment. Triggering Events under the policy include:
•material noncompliance with financial reporting requirements, resulting in the necessity to produce an accounting restatement, excluding such situations occurring as a result of a change in accounting principles;
•violations of any of the Company’s material policies resulting in demonstrable material injury, damage, or loss to the Company; and
•acts that constitute fraud resulting in demonstrable material injury, damage, or loss to the Company.
Evertec, Inc. 2023 Proxy Statement     35

Compensation risk assessment
We believe our approach to establishing goals and objectives and setting targets with payouts at multiple levels of performance, combined with the evaluation of performance results, assists in mitigating excessive risk-taking that could harm the Company’s value or reward poor judgment by our executives. Several features of our programs reflect sound risk management practices. Furthermore, FW Cook, our independent compensation consultant, is aware of the potential risks in compensation programs and assisted with the implementation of the following plan design features of the Company’s cash and equity incentive programs for our executives that reduce the likelihood of excessive risk-taking:
•balanced mix of incentives: cash and equity compensation, annual and long-term incentives, and time-based and performance-based (revenue, earnings, and TSR) metrics
•maximum payout levels for annual cash incentive for 2022 for our NEOs were capped as follows: 187.5% for Mr. Schuessler; 127.5% for Messrs. Castrillo, Viglianco and Vizcarrondo; and 112.5% for Mr. Rodríguez
•maximum payout levels for performance-based RSUs granted in 2022 were capped at 250% of target
•equity awards are subject to multi-year vesting
•compliance and ethical behaviors are integral factors considered in all performance assessments
•executive and senior officers are subject to the Company’s Stock Ownership Guidelines and Clawback Policy, which is a significant risk mitigator
We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.
36   Evertec, Inc. 2023 Proxy Statement

Summary compensation
The following table summarizes the total compensation of each of our NEOs for services rendered during 2022, 2021 and 2020, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Morgan M. Schuessler, Jr. President and CEO	2022	781,100	824,000	5,750,000	871,777	57,544	8,284,421
	2021	751,100	22,866	5,250,000	1,355,384	118,829	7,498,179
	2020	712,923	22,200	3,600,000	945,638	37,485	5,318,246
Joaquín A. Castrillo Executive Vice President, CFO and Treasurer	2022	392,044	416,577	1,550,000	294,802	34,454	2,687,877
	2021	380,625	16,094	1,424,000	412,110	49,979	2,282,808
	2020	341,154	15,625	1,000,000	287,525	27,624	1,671,928
Luis A. Rodríguez Executive Vice President, Chief Legal and Administrative Officer, and Secretary of the Board	2022	346,866	411,100	1,175,000	240,911	41,855	2,215,732
	2021	324,800	9,888	750,000	334,256	5,200	1,424,144
	2020	306,462	9,600	525,000	244,462	9,753	1,095,277
Diego Viglianco* Executive Vice President and COO	2022	362,500	211,850	1,300,000	310,031	8,355	2,192,736
	2021	184,039	—	856,039 (4)	334,662	127,982	1,502,722
Miguel Vizcarrondo Executive Vice President and Chief Product and Innovation Officer	2022	376,362	415,914	1,300,000	325,124	15,009	2,432,409
	2021	365,400	15,450	1,214,000	376,038	15,197	1,986,085
	2020	339,692	15,000	750,000	286,325	13,754	1,404,771
*We have excluded compensation for Mr. Viglianco for 2020, as he was first employed by the Company on 2021.
(1)Consists of (i) the Christmas bonuses paid in 2020, 2021 and 2022, and (ii) a special one-time cash bonus approved by the Compensation Committee on July 27, 2022, in connection with each NEO’s efforts on the Popular Transaction.
(2)Aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of assumptions made in the valuation of awards, refer to Note 17 of the Audited Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The value of the awards for each NEO assuming the highest level of performance achieved was as follows, as of the grant date:

Name	Highest Level of Performance Achieved per Year by Each NEO
	Year 2022 ($)	Year 2021 ($)	Year 2020 ($)
Morgan M. Schuessler, Jr.	11,356,250	10,368,750	7,110,000
Joaquín A. Castrillo	2,945,000	2,705,600	1,900,000
Luis A. Rodríguez	1,940,000	1,425,000	997,500
Diego Viglianco	2,470,000	1,401,474	—
Miguel Vizcarrondo	2,470,000	2,306,600	1,425,000
(3)Amounts reported in this column reflect for each NEO (i) the sum of the incremental cost to the Company of all perquisites and other personal benefits and (ii) the matching contribution amounts made as part of the Evertec Group Savings and Investment Plan. All other compensation for 2022 is detailed below:

Name	Car ($)(a)	Club Membership ($)	Matching Contributions in Savings and Investment Plan ($)	Other Payments ($)(b)	Total ($)
Morgan M. Schuessler, Jr.	20,962	9,259	4,575	22,748	57,544
Joaquín A. Castrillo	14,000	9,259	4,575	6,800	34,454
Luis A. Rodríguez	—	—	4,575	37,280	41,855
Diego Viglianco	—	—	4,575	3,780	8,355
Miguel Vizcarrondo	—	4,995	4,575	5,439	15,009
(a)Annual car-value straight-line depreciation as recognized in the Company’s financial statements.
(b)We determined the incremental cost to us for these benefits based on the actual costs or charges incurred. Includes (i) for all NEOs, items such as entertainment tickets and tickets to Company-sponsored events for NEOs and a guest, and corporate gifts; (ii) for Messrs. Schuessler, Castrillo and Rodríguez, matching donations made by each NEO to approved organizations under the Evertec Executive Fund Matching Program; and (iii) for Mr. Rodríguez, a executive leadership training program expense in the amount of $30,000.

(4)Includes a recruitment grant valued at $250,000 in connection with Mr. Viglianco’s appointment as Executive Vice President and COO.
Evertec, Inc. 2023 Proxy Statement     37

Grants of plan-based awards
The following table sets forth certain information for plan-based awards granted to each of our NEOs for the fiscal year ended December 31, 2022.

Name	Award Type	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			Grant date fair value of stock awards ($)
				Threshold	Target	Maximum	Threshold	Target	Maximum
Morgan M. Schuessler, Jr.	Cash Incentive	—	—	450,000	1,000,000	1,500,000	—	—	—	—
	Time-based RSUs	2/25/22	2/23/22	—	—	—	—	48,540	—	2,012,500
	Performance-based RSUs	2/25/22	2/23/22	—	—	—	35,716	79,369	198,422	3,737,500
Joaquin A. Castrillo	Cash Incentive	—	—	152,173	338,162	507,243	—	—	—	—
	Time-based RSUs	2/25/22	2/23/22	—	—	—	—	14,954	—	620,000
	Performance-based RSUs	2/25/22	2/23/22	—	—	—	8,887	19,749	49,372	930,000
Luis A. Rodríguez	Cash Incentive	—	—	104,063	277,500	416,250	—	—	—	—
	Time-based RSUs	2/25/22	2/23/22	—	—	—	—	8,200	—	340,000
	Performance-based RSUs	2/25/22	2/23/22	—	—	—	4,874	10,830	27,075	510,000
	Time-based RSUs	8/5/22	7/27/22	—	—	—	—	8,814	—	325,000
Diego Viglianco	Cash Incentive	—	—	125,906	335,750	503,625	—	—	—	—
	Time-based RSUs	2/25/22	2/23/22	—	—	—	—	12,542	—	520,000
	Performance-based RSUs	2/25/22	2/23/22	—	—	—	7,454	16,564	41,410	780,000
Miguel Vizcarrondo	Cash Incentive	—	—	32,464	324,635	486,953	—	—	—	—
	Time-based RSUs	2/25/22	2/23/22	—	—	—	—	12,542	—	520,000
	Performance-based RSUs	2/25/22	2/23/22	—	—	—	7,454	16,564	41,410	780,000
(1)Reflects cash incentive opportunities under the Company’s annual cash incentive plan. The cash incentive opportunities are based on a corporate component, individual component and a business metric, as applicable. The actual cash incentive payouts for 2022 are discussed in the “Elements of Compensation—Annual Cash Incentive” section of this CD&A.
(2)Reflects (a) for all NEOs, time-based RSUs granted under the 2022 awards, which vest in three equal installments on February 25, 2023, 2024 and 2025 (in each case subject to continued employment through the vesting date), and the performance-based RSUs granted under the 2022 awards which will vest on February 25, 2025.
38   Evertec, Inc. 2023 Proxy Statement

Outstanding equity awards at fiscal year end
The table below sets forth the outstanding equity awards for our NEOs as of December 31, 2022. None of our NEOs had any outstanding options awards.

Name	Stock Awards
	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Morgan M. Schuessler, Jr.	96,231	3,115,960	232,821	7,538,744
Joaquín A. Castrillo	29,841	966,252	58,585	1,896,982
Luis A. Rodríguez	24,847	804,546	31,254	1,021,005
Diego Viglianco	22,102	715,663	24,405	790,234
Miguel Vizcarrondo	24,787	802,603	47,859	1,549,674
(1)Includes time-based RSUs still subject to a time-based service period, as follows:

Name	Time-based RSUs
	Grant Date: February 27, 2020(a) (#)	Grant Date: March 2, 2021(b) (#)	Grant Date: June 7, 2021(c) (#)	Grant Date: February 25, 2022(d) (#)	Grant Date: August 5, 2022(d) (#)	Total (#)
Morgan M. Schuessler, Jr.	13,691	34,000	—	48,540	—	96,231
Joaquín A. Castrillo	4,347	10,540	—	14,954	—	29,841
Luis A. Rodríguez	2,282	5,551	—	8,200	8,814	24,847
Diego Viglianco	—	—	9,560	12,542	—	22,102
Miguel Vizcarrondo	3,260	8,985	—	12,542	—	24,787
(a)As of December 31, 2022, this award had one pending vesting scheduled for February 27, 2023.
(b)As of December 31, 2022, this award was scheduled to vest in two substantially equal installments on March 2, 2023 and March 2, 2024, respectively.
(c)As of December 31, 2022, Mr. Viglianco’s awards consisted of (i) 3,908 RSUs scheduled to vest in substantially equal installments on March 2, 2023 and March 2, 2024, respectively; and (ii) 5,652 RSUs that vest on June 7, 2024.
(d)As of December 31, 2022, this award was scheduled to vest in three substantially equal installments on February 25, 2023, February 25, 2024, and February 25, 2025, respectively.
(2)Based on the closing price of the common stock on December 30, 2022 of $32.38.
(3)Includes performance-based RSUs, for which the measurement of performance metric targets was still pending as of December 31, 2022, as follows:

Name	Performance-based RSUs
	Grant Date: February 27, 2020(e) (#)	Grant Date: March 2, 2021(f) (#)	Grant Date: June 7, 2021(f) (#)	Grant Date: February 25, 2022(g) (#)	Total (#)
Morgan M. Schuessler, Jr.	68,985	84,467	—	79,369	232,821
Joaquín A. Castrillo	17,688	21,148	—	19,749	58,585
Luis A. Rodríguez	9,286	11,138	—	10,830	31,254
Diego Viglianco	—	—	7,841	16,564	24,405
Miguel Vizcarrondo	13,266	18,029	—	16,564	47,859
(e)Represents performance-based RSUs vesting on February 27, 2023 for which the one-year Adjusted EBITDA performance metric has been met as modified by the relative TSR modifier at the Threshold Level (pending completion of the TSR performance period).
(f)Represents performance-based RSUs vesting on March 2, 2024 for which the one-year Adjusted EBITDA performance metric has been met as modified by the relative TSR modifier at the Threshold Level (pending completion of the TSR performance period).
(g)Represents performance-based RSUs vesting on February 25, 2025 for which the one-year Adjusted EBITDA performance metric has been met as modified by the relative TSR modifier at the Threshold Level (pending completion of the TSR performance period).

Evertec, Inc. 2023 Proxy Statement     39

Stock vested
Stock awards vested during fiscal year ended December 31, 2022 are as follows:

Name(1)	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Morgan M. Schuessler, Jr.	131,353	5,160,859
Joaquín A. Castrillo	28,723	1,128,527
Luis A. Rodríguez	21,775	855,540
Diego Viglianco	1,953	76,733
Miguel Vizcarrondo	24,470	961,426
(1)None of our NEOs held or exercised stock options during 2022.
(2)Value represents the number of shares that vested during 2022 multiplied by the closing market value of our common stock on the applicable vesting dates.

Employment agreements
As of December 31, 2022, the only NEO who had an employment agreement with the Company was Mr. Schuessler. None of our other NEOs currently have employment agreements.
CEO Amended and Restated Employment Agreement
On February 24, 2022, Mr. Schuessler and the Company entered into an Amended and Restated Employment Agreement (the “A&R Employment Agreement”), which amended the terms of employment under Mr. Schuessler’s original Employment Agreement executed on November 8, 2018 (the “Employment Agreement”). Mr. Schuessler’s compensation under the Employment Agreement, which remained in effect until the execution of the A&R Employment Agreement, included: (i) an annual base salary of no less than $700,000, subject to annual review by the Board or committee thereof; (ii) eligibility for annual cash incentive awards of up to 100% of his base salary, pursuant to the terms and conditions set forth in the Company’s Annual Performance Incentive Guidelines; (iii) a Christmas bonus in an amount equal to 3% of his base salary; (iv) participation in employee benefit plans, policies and practices; (v) life insurance, short term disability insurance and long-term disability insurance benefits; (vi) car and car insurance benefits; (vii) reimbursement of up to $10,000 in club membership fees annually; and (viii) four weeks of paid vacation annually. For more details about the Employment Agreement, please refer to the Company’s current report on Form 8-K filed on November 9, 2018.
Under the A&R Employment Agreement, Mr. Schuessler’s employment term was extended through December 31, 2024, and shall automatically renew for successive one-year period on each January 1 thereafter unless either party gives notice of non-renewal at least 90 calendar days in advance of the renewal date. Mr. Schuessler’s annual base salary was increased to no less than $762,200, and he is now eligible to receive annual cash incentive awards of up to 125% of his base salary, pursuant to the terms and conditions set forth in the Company’s Annual Performance Incentive Guidelines. Pursuant to the A&R Employment Agreement, Mr. Schuessler will also receive reimbursement of up to $15,000 in club membership fees annually. Except as described herein, Mr. Schuessler’s other employment benefits remain the same under the A&R Employment Agreement. For more details about the A&R Employment Agreement, please refer to the Company’s current report on Form 8-K filed on February 24, 2022.

Severance Policy
Each of our NEOs, except for Mr. Schuessler, is a party to the Evertec Group, LLC Severance Policy (the “Severance Policy”) pursuant to which, among other things, each such NEO is entitled to certain severance benefits upon termination of employment. The Severance Policy restricts the participating NEOs from: (i) competing with Evertec Group, its successors, assigns, subsidiaries or affiliates within a 10-mile perimeter of where they are engaged in or have conducted business in Puerto Rico or any other country with respect to which the Company has conducted business during the twelve consecutive month period ending on the termination of employment; (ii) for twelve months following termination soliciting employees, customers or other business relations of Evertec Group, its successors, assigns, subsidiaries or affiliates; (iii) disparaging Evertec Group, its successors, assigns, subsidiaries or affiliates, at any time following termination; and (iv) disclosing confidential information at any time during his employment or after termination.

40   Evertec, Inc. 2023 Proxy Statement

The Severance Policy defines:
“Cause”—as the executive’s (i) commission of a felony or a crime of moral turpitude; (ii) engaging in conduct that constitutes fraud, bribery or embezzlement; (iii) engaging in conduct that constitutes gross negligence or willful misconduct that results or could reasonably be expected to result in harm to Evertec Group’s business or reputation; (iv) breach of any material terms of any agreement between Evertec Group and Executive which results or could reasonably be expected to result in harm to Evertec Group’s business or reputation; (v) continued willful failure to substantially perform his or her reasonable and proper duties; (vi) failure to live in the location approved by the Compensation Committee as the executive’s primary residency, provided that the Compensation Committee may not unilaterally change the primary residence location after the initial residence determination; or (vii) violation of Evertec Group’s “Code of Ethics” or other written Evertec Group’s policy which is materially injurious to Evertec Group.
“Good Reason”—as the occurrence of any one or more of the following without the executive’s express written consent: (i) a material reduction in executive’s base salary; provided that any such material reduction shall not constitute Good Reason if the material reduction is part of a collective reduction applied consistently by Evertec Group to all executives and that does not reduce such executive’s base salary by more than 10%; (ii) a material adverse change to, or a material reduction of, executive’s duties and responsibilities to Evertec Group; or (iii) any other action or inaction by Evertec Group (or any successor) that constitutes a material breach by Evertec Group of the terms and conditions of the Severance Policy. The affected NEO must provide Evertec Group written notice of the occurrence of any of these “Good Reason” events within 30 days of his or her knowledge of the event, and 30 days to cure the event.
The Severance Policy definitions of “Cause” and “Good Reason” will be used in the “Potential Payments Upon Termination of Employment,” “Potential Payments Upon Change in Control,” and “Payments Upon Termination or a Change in Control” sections below, as applicable to each of our NEOs, except for Mr. Schuessler who, as previously mentioned, is not a party to the Severance Policy. All severance benefits under the Severance Policy are subject to the applicable NEO executing and not revoking a release of claims agreement. For more details of the Severance Policy, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Potential payments upon termination of employment
For our President and CEO
The potential severance payments upon termination of employment for Mr. Schuessler are established in his A&R Employment Agreement. If Evertec does not renew the term of his A&R Employment Agreement and Mr. Schuessler remains employed by the Company through the last day of the employment period that expires, Mr. Schuessler shall be entitled to a lump sum payment equal to the greater of one time his base salary and the amounts otherwise due to him under applicable law. If the A&R Employment Agreement is terminated by Evertec without “cause” or by Mr. Schuessler for “good reason” (each as defined in the A&R Employment Agreement), he shall be entitled to (i) the unpaid cash incentive for any fiscal year ended prior to the year in which the date of termination occurs, provided Mr. Schuessler was employed on the last day of such fiscal year, and (ii) in cash, severance in an amount equal to twice the sum of Mr. Schuessler’s annual base salary plus his target cash incentive for the year in which he is terminated. The severance payments described herein shall be collectively known as the “CEO Severance Payment”.
Mr. Schuessler’s A&R Employment Agreement also provides that if there is a termination due to Evertec Group’s non-renewal of the term of the A&R Employment Agreement, or by Evertec without “cause” (as defined below) or by Mr. Schuessler for “good reason” (as defined below), and the date of termination occurs prior to a Change in Control (as the term is defined below) or more than two years after a Change in Control, then:
(i) any then-unvested time-based long-term incentive award(s) shall be prorated as of the date of termination (unless the applicable award agreement provides for full vesting as of the date of termination in which case the award agreement provision shall apply) and such prorated award(s) shall become fully vested as of the date of termination (and the remaining non-prorated portion of the unvested time-based long-term incentive award(s) shall be forfeited as of the date of termination); and
(ii) any then-unvested performance-based long-term incentive award(s) shall be prorated as of the date of termination and such prorated portion of the award(s) shall remain outstanding and eligible to vest based on the actual level of performance achieved for the applicable performance period (and the remaining non-prorated portion
Evertec, Inc. 2023 Proxy Statement     41

of the unvested performance-based long-term incentive award(s) shall be forfeited as of the date of termination). Mr. Schuessler would be required to sign a separation agreement and general release of claims against Evertec Group and its affiliates as a condition to his entitlement to receive these benefits. Mr. Schuessler’s A&R Employment Agreement defines:
“Cause”—as the executive’s (i) commission of a felony or a crime of moral turpitude; (ii) engaging in conduct that constitutes fraud, bribery or embezzlement; (iii) engaging in conduct that constitutes gross negligence or willful misconduct that results or could reasonably be expected to result in material harm to the Company’s business or reputation; (iv) breach of any material terms of the executive’s employment, or A&R Employment Agreement, which results or could reasonably be expected to result in material harm to the Company’s business or reputation; (v) continued willful failure to substantially perform reasonable and proper duties as President and CEO; (vi) failure to live and work in Puerto Rico except as specifically permitted under the Employment Agreement; or (vii) violation of the Company’s Code of Ethics or other written Company policy which is materially injurious to the Company. The A&R Employment Agreement requires prior written notice by the Board stating the basis for such termination and provides Mr. Schuessler with a period of 30 calendar days to cure the event, to the extent curable.
“Good Reason”—as (i) any material failure of the Company to fulfill its obligations under his Employment Agreement; (ii) executive no longer reports directly and exclusively to the board of directors of a publicly traded company, where the common stock of such company is registered for sale pursuant to the Exchange Act; and where all of the officers and employees of such company report directly or indirectly to the executive; or (iii) the failure of any successor (whether by sale, reorganization, consolidation, merger or other corporate transaction which constitutes a Change in Control to assume his A&R Employment Agreement, whether in writing or by operation of law. Mr. Schuessler must provide Evertec Group written notice of the occurrence of any of these “good reason” events within 30 days of his knowledge of the event and provide Evertec Group with 30 days to cure the event.
For more information on the potential severance payment provisions under the A&R Employment Agreement, please refer to the Company’s current report on Form 8-K filed on February 24, 2022.
For our other NEOs
Regarding our other NEOs employed by the Company as of December 31, 2022 their potential payments upon termination of employment are established in the Severance Policy. The Severance Policy establishes that in the event a covered NEO’s employment with the Company is terminated by us without Cause or by the NEO for Good Reason other than within twenty-four months immediately following a Change in Control, that the NEO will be eligible for:

a lump sum severance payment equal to the NEO’s then-current annual base salary;
a pro rata annual bonus calculated based on actual performance for the year in which the employment termination occurs;
any earned but unpaid annual bonus relating to any fiscal year ending prior to the date on which the employment termination occurs; and

subject to such NEO’s timely election of COBRA coverage and continued copayment of applicable premiums, continued payment by Evertec Group of health insurance coverage for such coverage immediately prior to termination.

Since 2019 the RSU award agreements for our NEOs establish that, subject to the execution of a separation agreement and general release of all claims against the Company and its affiliates, upon termination of employment without Cause or by them for Good Reason (as defined in the Severance Policy):
•unvested RSUs that are time-based shall vest on a pro-rata basis as of the termination date and the termination date shall be deemed to be the vesting date under the RSU agreement; and
•unvested RSUs that are performance-based shall vest and be settled following the end of the performance period based on actual performance determined at the end of the performance period on a pro-rata basis.
The above-mentioned provisions for RSU award agreements since 2019 are not applicable to Mr. Schuessler; the treatment of incentive awards for Mr. Schuessler upon termination are governed by his A&R Employment Agreement.
42   Evertec, Inc. 2023 Proxy Statement

Potential payments upon change in control
For our President and CEO
Pursuant to both the A&R Employment Agreement and the Severance Policy, the term “Change in Control” shall have the meaning set forth in the 2022 Plan. If Mr. Schuessler is terminated due to Evertec Group’s non-renewal of the term of the Employment Agreement, or by Evertec Group without Cause or by Mr. Schuessler for Good Reason, and the date of termination occurs within two years following a Change in Control, then Mr. Schuessler would be entitled the applicable CEO Severance Payment and the following:
(i) any then unvested time-based long-term incentive award(s) shall become fully vested as of the date of termination; and
(ii) any then unvested performance-based long-term incentive award(s) shall become fully vested as of the date of termination (a) based on actual level of performance achieved as of the Change in Control (to the extent the performance period with respect to the relevant goal was completed as of the Change in Control date) and (b) at the target level of performance (to the extent the performance period with respect to the relevant goal was not complete as of the Change in Control date).
Mr. Schuessler would be required to sign and not revoke a separation agreement and general release of claims against Evertec Group and its affiliates as a condition to his entitlement to receive these payments. Pursuant to Mr. Schuessler’s A&R Employment Agreement, which became effective on February 24, 2022, the potential payments upon change in control were amended and restated. For more information on the potential severance payment provisions under the A&R Employment Agreement, please refer to the Company’s report on Form 8-K filed on February 24, 2022.
For our Other NEOs
The Severance Policy establishes that in the event a covered NEO’s employment with the Company is terminated by us without Cause or by the NEO for Good Reason within twenty-four months immediately following a Change in Control a NEO will be eligible to receive: (i) a lump sum severance payment in an aggregate amount equal to two times the sum of the NEO’s then-current annual base salary (or annual base salary in effect immediately prior to the “change in control,” if higher) and then-current annual target bonus opportunity (or annual target bonus opportunity in effect for the year immediately prior to the year in which the employment termination occurs, if higher), (ii) a pro rata annual bonus calculated at target for the year in which the employment termination occurs, (iii) any earned but unpaid annual bonus relating to the fiscal year immediately preceding the year in which the employment termination occurs, and (iv) subject to such NEO’s timely election of COBRA coverage and continued copayment of applicable premiums, continued payment by Evertec Group of health insurance coverage for eighteen months following termination to the same extent Evertec Group paid for such coverage immediately prior to termination.

a lump sum severance payment in an aggregate amount equal to two times the sum of the NEO’s then-current annual base salary (or annual base salary in effect immediately prior to the “change in control,” if higher) and then-current annual target bonus opportunity (or annual target bonus opportunity in effect for the year immediately prior to the year in which the employment termination occurs, if higher);

a pro rata annual bonus calculated at target for the year in which the employment termination occurs;
any earned but unpaid annual bonus relating to the fiscal year immediately preceding the year in which the employment termination occurs; and

subject to such NEO’s timely election of COBRA coverage and continued copayment of applicable premiums, continued payment by Evertec Group of health insurance coverage for eighteen months following termination to the same extent Evertec Group paid for such coverage immediately prior to termination.

In the event that the NEO’s employment is terminated pursuant to a Qualifying Termination (as defined below) within twenty-four months following a Change in Control, the RSU agreements since 2019 indicate that:
•unvested RSUs that are time-based shall become fully vested and the termination date shall be deemed to be the vesting date under the RSU agreement; and
•unvested RSUs that are performance-based shall become fully vested upon the Qualifying Termination (as the term is defined below) (x) based on the actual level of performance achieved as of the change in control (to the extent the performance period with respect to the relevant goal was completed as of the change in control date) and (y) at the target level of performance (to the extent the performance period with respect to
Evertec, Inc. 2023 Proxy Statement     43

the relevant goal was not complete as of the Change in Control date) and the termination date shall be deemed to be the vesting date under the RSU agreements. The RSU agreements provide that the Company, in its sole discretion, will determine when a component of an unearned performance award is valued based on actual performance and when a separate component is valued based on target performance.
Per the Severance Policy, a “Qualifying Termination” means a termination of employment under the following circumstances: (i) an involuntary termination of the executive’s employment by the Company for reasons other than cause, death, or disability pursuant to a notice of termination delivered to the executive by the Company, or (ii) a voluntary termination by the executive for Good Reason pursuant to a notice of termination delivered to the Board or the Company, as applicable, by the executive.

Payments upon termination or a change in control
The following table sets forth the potential post-employment payments described above for each NEO as of December 31, 2022. The potential payments to our NEOs are hypothetical situations only and assume that termination of employment and/or a change in control occurred on December 31, 2022.

Name Triggering Event	Severance Payment ($)(1)	Accelerated Vesting of RSUs ($)(2)(3)	Performance-Based RSUs Capable of Vesting ($)(2)(4)	Payment of Health Insurance ($)(5)	Total ($)
Morgan M. Schuessler, Jr.
Resignation with “Good Reason” / Termination without “Cause”	3,600,000	1,528,012	4,792,402	—	9,920,414
Change in Control and “Good Reason” / Termination without “Cause”	3,600,000	13,626,521	—	—	17,226,521
Joaquín A. Castrillo
Resignation with “Good Reason” / Termination without “Cause”	692,640	393,967	1,209,555	26,334	2,322,496
Change in Control and “Good Reason” / Termination without “Cause”	1,810,162	3,608,716	—	26,334	5,445,212
Luis A. Rodríguez
Resignation with “Good Reason” / Termination without “Cause”	610,911	256,191	639,149	26,334	1,532,585
Change in Control and “Good Reason” / Termination without “Cause”	1,572,500	2,209,071	—	26,334	3,807,905
Diego Viglianco
Resignation with “Good Reason” / Termination without “Cause”	705,031	255,381	330,956	14,364	1,305,732
Change in Control and “Good Reason” / Termination without “Cause”	1,797,250	1,759,788	—	14,364	3,571,402
Miguel Vizcarrondo
Resignation with “Good Reason” / Termination without “Cause”	707,048	321,922	983,316	26,334	2,038,620
Change in control and “Good Reason” / Termination without “Cause”	1,737,753	2,981,589	—	26,334	4,745,676
(1)Severance payment amounts for Mr. Schuessler are calculated pursuant to his Employment Agreement. Severance payment amounts for the other NEOs are calculated pursuant to the Severance Policy.
(2)Based on the closing price of the common stock on December 30, 2022 of $32.38.
(3)Time-based RSUs and performance-based RSUs with accelerated vesting upon Change in Control.
(4)Performance-based RSUs capable of vesting at the end of the performance period, calculated using the relative TSR modifier at the Threshold Level.
(5)Pursuant to the Severance Policy, participating NEOs are entitled to, subject to timely election of COBRA coverage and continued co-payment of applicable premiums, continued payment of health insurance coverage for 18 months following termination to the same extent the Company paid for such coverage immediately prior to termination. Mr. Schuessler is our only NEO who is not a party to the Severance Policy.

Compensation Committee interlocks and insider participation
Other than Mr. Schuessler, who currently serves as our President and CEO, none of our directors acted as officers or employees of the Company during 2022. Furthermore, none of our directors had any relationships that required disclosure by us under SEC rules related to certain relationships and related party transactions. During 2022 none of our executive officers served as a member of the compensation committee of another entity, any of whose executive officers served on our Compensation Committee or Board, and none of our executive officers served as a director of another entity, any of whose executive officers served on our Compensation Committee.

Pension benefits and non-qualified deferred compensation
We do not provide defined benefit pension benefits or non-qualified deferred compensation to our NEOs.
44   Evertec, Inc. 2023 Proxy Statement

Compensation Committee Report
Our Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board that this CD&A be included in this Proxy Statement.
THE COMPENSATION COMMITTEE Frank G. D’Angelo, Chairperson Kelly Barrett Aldo J. Polak Brian J. Smith
Evertec, Inc. 2023 Proxy Statement     45

CEO Pay Ratio

Overview
The SEC requires that U.S. publicly-traded companies disclose the ratio of their CEO’s compensation to that of their median employee. The table below sets forth the following:
(i) the 2022 total annual compensation of Mr. Schuessler, as shown in the Summary Compensation Table of this Proxy Statement (the “2022 CEO Compensation”),
(ii) the total annual compensation of our median employee in 2022 (the “2022 Median Employee Compensation”), and
(iii) the ratio comparing the 2022 CEO Compensation to the 2022 Median Employee Compensation (the “CEO Pay Ratio”):

CEO Pay Ratio
2022 CEO Compensation	$8,284,421
2022 Median Employee Compensation	$29,162
CEO Pay Ratio	284:1
The 2022 CEO Compensation and the 2022 Median Employee Compensation were determined using the same methodology that we used to determine our NEO’s annual total compensation for the Summary Compensation Table. To identify the median employee as of December 31, 2022, we used a consistently applied compensation measure which considered: base salary, applicable statutory bonuses, stock awards, annual cash incentive, and other compensation elements, such as the Company matching employee contributions toward the savings and retirement plans.
Our Compensation practices and programs ensure compensation programs are fair and equitable and are aligned with our business objectives. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, exclusions and assumptions that reflect their compensation practices. As such, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, even those in a related industry or of a similar size and scope. Other companies may have different employment practices, regional demographics or may utilize different methodologies and assumptions in calculating their pay ratios.
46   Evertec, Inc. 2023 Proxy Statement

Pay versus performance

Overview
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for Morgan M. Schuessler, Jr. ($)(¹)	Compensation Actually Paid to Morgan M. Schuessler, Jr. ($)(¹)(²)(³)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(¹)	Average Compensation Actually Paid to Non-PEO NEOs ($)(¹)(²)(³)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($) (in millions)	Adjusted EBITDA ($) (in millions)(⁵)
					TSR ($)	Peer Group TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	8,284,421	(1,211,534)	2,376,560	704,449	96.73	138.11	239	269.5
2021	7,498,179	17,225,866	1,941,710	3,750,040	148.53	191.60	161	294.8
2020	5,318,246	8,968,920	1,386,293	1,925,877	116.29	143.23	104	240.5
(1)    Mr. Schuessler was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022
Joaquín A. Castrillo	Joaquín A. Castrillo	Joaquín A. Castrillo
Guillermo Rospigliosi	Guillermo Rospigliosi	Miguel Vizcarrondo
Miguel Vizcarrondo	Miguel Vizcarrondo	Luis A. Rodríguez
Luis A. Rodríguez	Diego Viglianco	Diego Viglianco
(2)    The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation table total with certain adjustments as described in footnote 3 below.

(3)    Compensation Actually Paid requires certain adjustments to the value of vested and unvested equity awards based on year-end stock price, accounting valuation assumptions and projected performance payout factors as required by SEC rules. As noted above, these amounts do not represent the actual amount of compensation earned or paid to our NEOs and the Company’s Compensation Committee does not consider these amounts when making incentive compensation decisions. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation table.

Year	Summary Compensation Table Total for Morgan M. Schuessler, Jr. ($)	Exclusion of Change in Pension Value for Morgan M. Schuessler, Jr. ($)	Exclusion of Stock Awards and Option Awards for Morgan M. Schuessler, Jr. ($)	Inclusion of Pension Service Cost for Morgan M. Schuessler, Jr. ($)	Inclusion of Equity Values for Morgan M. Schuessler, Jr. ($)	Compensation Actually Paid to Morgan M. Schuessler, Jr. ($)
2022	8,284,421	—	(5,750,000)	—	(3,745,955)	(1,211,534)
2021	7,498,179	—	(5,250,000)	—	14,977,687	17,225,866
2020	5,318,246	—	(3,600,000)	—	7,250,674	8,968,920

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	2,376,560	—	(1,331,250)	—	(340,861)	704,449
2021	1,941,710	—	(1,177,010)	—	2,985,340	3,750,040
2020	1,386,293	—	(756,250)	—	1,295,834	1,925,877

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Evertec, Inc. 2023 Proxy Statement     47

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Morgan M. Schuessler, Jr. ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Morgan M. Schuessler, Jr. ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Morgan M. Schuessler, Jr. ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Morgan M. Schuessler, Jr. ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Morgan M. Schuessler, Jr. ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Morgan M. Schuessler, Jr. ($)	Total - Inclusion of Equity Values for Morgan M. Schuessler, Jr. ($)
2022	4,381,994	(7,017,084)	—	(1,110,865)	—	—	(3,745,955)
2021	12,658,516	2,468,946	—	(149,775)	—	—	14,977,687
2020	5,092,631	2,274,401	—	(116,358)	—	—	7,250,674

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	1,026,333	(1,196,824)	—	(170,370)	—	—	(340,861)
2021	2,624,914	370,648	—	(10,222)	—	—	2,985,340
2020	1,062,406	248,799	—	(15,371)	—	—	1,295,834

(4)    The Peer Group TSR set forth in this table utilizes the S&P Composite 1500 - Information Technology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2022. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the S&P Composite 1500 - Information Technology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)    We determined Adjusted EBITDA, which is a non-GAAP measure, to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2022. We define “EBITDA” as earnings before interest, taxes, depreciation and amortization and “Adjusted EBITDA” as EBITDA further adjusted to exclude unusual items and other adjustments. See Appendix A for a reconciliation of GAAP and non-GAAP financial measures to our results, as reported in the Company’s Annual Report on Form 10-K for the fiscal year ended on December 31, 2022. Adjusted EBITDA may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Millions)
20
15
10
5
0
-5
Company TSR (FYE 2019 Indexed to $100)
$160
$140
$120
$100
$80
$60
$40
$20
$0
100.00
116.29
148.53
96.73
9.0
1.9
17.2
3.8
-1.2
0.7
2019
2020
2021
2022
Fiscal Year
Morgan M. Schuessler, Jr. Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
EVERTEC, Inc. TSR

48   Evertec, Inc. 2023 Proxy Statement

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
20
15
10
5
0
-5
300
250
200
150
100
50
0
9.0
1.9
104
17.2
3.8
161
239
-1.2
0.7
2020
2021
2022
Fiscal Year
Morgan M. Schuessler, Jr. Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
EVERTEC, Inc. Net Income

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Company-Selected Measure during the three most recently completed fiscal years. Refer to Compensation Discussion and Analysis section "Performance Highlights" for the definition of Adjusted EBITDA.
Evertec, Inc. 2023 Proxy Statement     49

Description of Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the three most recently completed fiscal years to that of the S&P Composite 1500 - Information Technology Index over the same period.

Comparison of Cumulative TSR of EVERTEC, Inc. and
S&P Composite 1500 - Information Technology Index
$200
$150
$100
$50
$0
TSR (12/31/2019 Indexed to $100)
191.60
143.23
138.11
148.53
116.29
96.73
12/31/2019
12/31/2020
12/31/2021
12/31/2022
EVERTEC, Inc. TSR
S&P Composite 1500 - Information Technology Index TSR

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2022 to Company performance. The measures in this table are not ranked:

Adjusted EBITDA
Adjusted Net Income
Revenue

50   Evertec, Inc. 2023 Proxy Statement

Security ownership

Overview
The tables below reflect “beneficial ownership” as determined in accordance with SEC rules and includes shares over which the beneficial owner has sole or shared voting power or investment power.

Security ownership of certain beneficial owners
The following table provides certain information regarding the beneficial ownership of our common stock as of the Record Date, by each person or group who beneficially owns more than 5% of our common stock. Except as otherwise indicated by footnote (i) the beneficial owners named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, and (ii) applicable percentage of beneficial ownership is based on 65,078,462 shares of the Company’s common stock outstanding on the Record Date.

Name and Address of Principal Stockholders	Amount and Nature of Beneficial Ownership
	Common Stock	Percent of Class
BlackRock, Inc.(1)	10,135,066	15.57%
The Vanguard Group(2)	7,645,778	11.75%
American Century Investment Management, Inc.(3)	4,701,296	7.22%
American Century Companies, Inc.(3)	4,701,296	7.22%
Stowers Institute for Medical Research(3)	4,701,296	7.22%
Kayne Anderson Rudnick Investment Management LLC(4)	4,458,996	6.85%
Capital International Investors(5)	4,194,489	6.45%
American Century Capital Portfolios, Inc.(3)	3,445,281	5.29%
(1)     Based on information reported on Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) on January 26, 2023, with address: 55 East 52nd Street, New York, NY 10055. BlackRock reports sole voting power with respect to 10,071,826 shares and sole dispositive power with respect to 10,135,066 shares.
(2)     Based solely on Schedule 13G/A filed by The Vanguard Group (“Vanguard”) on February 9, 2023, with address: 100 Vanguard Blvd., Malvern, PA 19355. Vanguard reports shared voting power with respect to 102,424 shares, sole dispositive power with respect to 7,483,118 shares, and shared dispositive power with respect to 162,660 shares.
(3)     Based solely on Schedule 13G/A filed by American Century Investment Management, Inc. (“American Century”) on February 8, 2023, with address: 4500 Main Street, 9th Floor, Kansas City, Missouri 64111. American Century reports: (i) for American Century Capital Portfolios, Inc., sole voting and dispositive power with respect to 3,445,281 shares; (ii) for American Century, sole voting power with respect to 4,610,446 shares and sole dispositive power with respect to 4,701,296 shares; (iii) for American Century Companies, Inc., sole voting power with respect to 4,610,4446 shares and sole dispositive power with respect to 4,701,296 shares; and (iv) for Stowers Institute for Medical Research, sole voting power with respect to 4,610,446 shares and sole dispositive power with respect to 4,701,296 shares.
(4)    Based solely on Schedule 13G/A filed by Kayne Anderson Rudnick Investment Management LLC (“Kayne”) filed on February 14, 2023, with address: 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. Kayne reports sole voting power with respect to 2,685,263 shares, shared voting power with respect to 1,140,042 shares, sole dispositive power with respect to 3,318,954 shares, and shared dispositive power with respect to 1,140,042 shares.
(5)    Based solely on Schedule 13G/A filed by Capital International Investors (“Capital”) on February 13, 2023, with address: 333 South Hope Street, 55th Fl, Los Angeles, CA 90071. Capital reports sole voting power with respect to 4,188,134 shares and sole dispositive power with respect to 4,194,489 shares.

Security ownership of management
The following table provides certain information regarding the beneficial ownership of our common stock as of the Record Date, by each of our directors and nominees, each of our NEOs, and all of our current executive officers and directors as a group. Except as otherwise indicated by footnote:
(i) the persons or groups named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them;
(ii) none of the shares are pledged as security;
(iii) the address of each person listed in the following table is c/o Evertec, Inc., Road 176, Kilometer 1.3, San Juan, Puerto Rico 00926; and
(iv) each of our directors and NEOs owns less than 1% of the total outstanding shares of our common stock as of the Record Date.
Evertec, Inc. 2023 Proxy Statement     51

Directors	Amount and Nature of Beneficial Ownership
Frank G. D’Angelo	18,910
Kelly Barrett	2,868
Olga Botero	27,841
Jorge A. Junquera	27,133
Iván Pagán	9,147
Aldo J. Polak	10,767
Alan H. Schumacher	31,738
Brian J. Smith	37,108
NEOs	Amount and Nature of Beneficial Ownership
Morgan M. Schuessler, Jr.	49,442
Joaquín A. Castrillo	41,180
Luis A. Rodríguez	27,514
Diego Viglianco	3,856
Miguel Vizcarrondo	106,580
Directors, NEOs and the Executive Officers of the Company, as a group (15 persons)	416,746
52   Evertec, Inc. 2023 Proxy Statement

PROPOSAL 3
Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2023.

Overview
The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
Neither the Certificate of Incorporation nor our Bylaws require that our stockholders ratify the appointment of Deloitte as the Company’s independent auditors. However, the Board is submitting the selection of Deloitte to the Company’s stockholders for ratification as a matter of good corporate governance and practice. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if they determine that such change would be in the best interests of the Company and its stockholders.
The audit reports of Deloitte on the Company’s consolidated financial statements for the fiscal year ended December 31, 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
Deloitte audited the consolidated financial statements as of and for the year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and, as part of the audit, has issued a report, included as part of Item 8 therein, on the effectiveness of our internal control over financial reporting as of December 31, 2022.
It is expected that representatives of Deloitte will attend our Annual Meeting, during which they will have the opportunity to make a statement, if they so desire, and be available to respond to any appropriate questions brought to their attention by stockholders.

Principal accounting fees and services
The following table presents the aggregated fees billed for professional services provided by Deloitte, as the Company’s independent registered public accounting firm, for the fiscal year ended 2022 and 2021, as indicated below.

	Year ended December 31st of
	2022	2021
Audit Fees	$2,718,212	$2,193,304
Audit-Related Fees	$2,200,819	$1,817,297
All Other Fees	$—	$—
Total	$4,919,031	$4,010,601
Audit Fees
This category includes fees and expenses related to the audit of our annual financial statements and the effectiveness of our internal controls over financial reporting. This category also includes the review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent auditors in connection with regulatory filings or engagements, consultations provided on audit and accounting matters that arose during, or as a result of, the audits or the reviews of interim financial statements, reviews of offering documents and registration statements for debt and issuance of related comfort letters, reviews
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of acquisition and integration accounting in connection with reviews of business combinations, review of required regulatory filings of financial statements of businesses acquired, additional audit work necessary for acquired businesses, and the preparation of any written communications on internal control matters.
Audit-Related Fees
This category consists of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”
All Other Fees
This category consists of fees for services other than fees for the services listed in the other categories.
Pre-Approval Policies
Pursuant to the rules and regulations of the SEC, before the Company’s independent public accountant is engaged to render audit or non-audit services, the engagement must be approved by the Company’s Audit Committee or entered into pursuant to the committee’s pre-approval policies and procedures. The policy authorizing pre-approval to certain specific audit and audit-related services and specifying the procedures for pre-approving other services is set forth in the Amended and Restated Charter of the Audit Committee.
54   Evertec, Inc. 2023 Proxy Statement

Audit Committee Report
In the performance of its oversight function, the Audit Committee has considered and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2022—including critical accounting policies, reasonableness of significant estimates and judgment and financial statements disclosures—with management and Deloitte, for the 2022 fiscal year.

The Audit Committee has also discussed with Deloitte the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence. The Audit Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm to us is compatible with maintaining the auditors’ independence. The Audit Committee has concluded that Deloitte is independent from the Company and its management.

The members of the Audit Committee are not engaged professionally in the practice of auditing or accounting and are not employees of the Company. The Company’s management is responsible for its accounting, financial management and internal controls. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct auditing or accounting reviews or establish procedures to set auditor independence standards.

Based on the Audit Committee’s consideration of the audited consolidated financial statements and the discussions referred to above with management and the independent registered public accounting firm, and subject to the limitations of the role and responsibilities of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

THE AUDIT COMMITTEE

Alan H. Schumacher, Chairperson
Olga Botero
Jorge A. Junquera
Iván Pagán

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference in any filing of Evertec under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Certain relationships and related party transactions

Related Party Transactions Policy
We have a written policy relating to the approval of transactions involving related persons (the “Related Party Transactions”), pursuant to which our Audit Committee will review and, subject to certain exceptions, approve or recommend to our Board for approval, all Related Party Transactions, which include any transactions that we would be required to disclose pursuant to SEC rules. As set forth in our Related Transactions Policy and the Audit Committee Charter, in the course of its review and approval or ratification of a Related Party Transaction, our Audit Committee will:
•consider the determination of the Company’s Legal and Compliance Division as to whether the Related Party Transaction in a pre-approved Related Party Transaction and complies with applicable legal requirements;
•consider whether the Related Party Transaction would impair the independence of any director;
•satisfy itself that it has been fully informed as to the material facts of the relationship and interest the related person has in the transaction and the proposed Related Party Transaction; and
•ultimately make its determination taking into consideration factors including whether the Related Party Transaction (i) was made in accordance with applicable rules and regulations, (ii) complies with the restrictions set forth in applicable contractual relationships, such as our debt agreements, (iii) is on terms and conditions no less favorable to us than may reasonably be expected in arm’s-length transactions with unrelated parties, and (iv) is in, or not inconsistent with, the best interests of the Company and its stockholders.

Related Party Transactions
Overview
Other than compensation arrangements for our directors and NEOs described elsewhere in this Proxy Statement, set forth below is a description of each transaction during our last completed fiscal year, to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed $120,000, and
•any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons or entities, had or will have a direct or indirect material interest.
Certain agreements described below were entered into in connection with the Agreement and Plan of Merger, as amended (the “Merger Agreement”), dated as of September 30, 2010, pursuant to which Evertec Group became a wholly-owned subsidiary of Evertec Intermediate Holdings, LLC (formerly Carib Holdings, LLC and Carib Holdings, Inc., hereinafter “Holdings”) and Apollo Management, LLP (“Apollo”) became the owner of approximately 51% of the outstanding voting capital stock of Holdings, with Popular retaining a 49% ownership interest (the “Merger”). Unless otherwise stated, the agreements described below were entered into at the closing of the Merger and were the product of extensive arm’s-length negotiations between Apollo and Popular (two unrelated third parties) prior to the consummation of the Merger in which Apollo became the 51%-controlling stockholder of Evertec. Each of these agreements, including the Master Services Agreement (as defined below), is comparable to those that the Company could have obtained in a transaction with an unrelated third party and is on terms that are no more or less favorable in the aggregate to the Company than terms that exist, where applicable, between the Company and unrelated third party customers of similar size and scale as Popular.
On February 24, 2022, Evertec and Evertec Group entered into an Asset Purchase Agreement with BPPR and Popular (the “APA”), as further described below, to sell to BPPR certain technology service assets that were used exclusively to service Popular and its affiliates (the “Popular Transaction”). As part of the APA, the parties also agreed to modify and extend the main commercial agreements between the parties, including the Master Service Agreement (as defined below), which had initial terms ending in 2025.
On August 8, 2022, Evertec entered into a Repurchase Agreement (the “Repurchase Agreement”) with Popular. Pursuant to the Repurchase Agreement, on August 15, 2022, the Company completed the repurchase of $25.0
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million of shares of the Company’s common stock, par value $0.01 per share from Popular in a private transaction, at a price per share of $32.00, which was the same price as the shares sold to the public in connection with an underwritten secondary offering by Popular of 6,262,293 shares of the Company’s common stock, pursuant to the Company’s shelf registration statement on Form S-3 filed with the SEC on May 4, 2021 and a related prospectus supplement filed with the SEC on August 10, 2022 (the “Offering”), less the underwriting discounts and commissions. The share repurchase was subject to the completion of the Offering. The closing of the Offering was not contingent on the closing of the share repurchase. The description of the Repurchase Agreement contained herein is qualified in its entirety by reference to the Repurchase Agreement. The Offering and the repurchase under the Repurchase Agreement were successfully completed on August 15, 2022. As of such date, Popular ceased to be a shareholder of the Company. Subsequently, the Board, upon consultation with external counsel and taking into consideration all elements including but not limited to the fact that Popular was no longer a shareholder of the Company, unanimously determined that, effective as of August 15, 2022, Popular and its affiliates woulc no longer be deemed a related party to Evertec.

Asset Purchase Agreement
On July 1, 2022, the Company, Evertec Group, Popular and BPPR closed on the Popular Transaction and APA, as amended. Under the Popular Transaction (a) the Stockholder Agreement was terminated; (b) the Master Services Agreement, the ATH Network Participation Agreement, and the Independent Sales Organization Sponsorship and Services Agreement were extended, amended and restated, as shall be further described below; (c) the ATH Support Agreement was replaced by a schedule to the second amended and restated ATH Network Participation Agreement; (d) the Company sold certain technology services assets to Popular (the “Asset Sale”); and (e) the parties entered into other Ancillary Agreements, as the term is defined in the APA. Popular paid consideration of $196,600,000 in exchange for the Asset Sale, which was paid in the form of Evertec common stock valued at $42.84 per share (subject to certain adjustments).
As part of the APA, Popular also agreed to take certain post-closing actions to ensure that Evertec would no longer be deemed a “subsidiary” of Popular for purposes of the Bank Holding Company Act, including but not limited to reducing its voting interest in Evertec to 4.5% or under within a period of three months after closing, through either the sale of shares or conversion to non-voting preferred shares. This was effectuated pursuant to the Offering described above. Pursuant to the Asset Sale, the Company sold certain proprietary applications to Popular and transferred our rights and obligations to certain other obligations to Popular. The APA also stipulated that infrastructure, security and other operational components related to applications sold to Popular would remain at Evertec and offered to Popular pursuant to an Infrastructure Services Statement of Work. Furthermore, as part of the Asset Sale, 76 employees and independent contractors from our Puerto Rico, Costa Rica, Colombia and U.S. subsidiaries were offered employment by Popular.

Master Services Agreement
Effective until June 30, 2022
We historically provided various processing and IT services to Popular and its subsidiaries pursuant to a master services agreement among us, Popular and certain of Popular’s subsidiaries, as amended (the “Master Services Agreement”). As further discussed below, the Master Services Agreement was amended and restated by the Second Amended and Restated Master Services Agreement between the parties, dated as of July 1, 2022 (the “A&R MSA”).
Under the Master Services Agreement, Popular and BPPR agreed to, and caused their respective subsidiaries to, receive the services covered by the Master Services Agreement, including certain changes, modifications, enhancements or upgrades to such covered services, on an exclusive basis from us. In exchange for the services, Popular, BPPR and their respective subsidiaries initially paid amounts that were set forth in a price list incorporated into the Master Services Agreement, which was generally based on the historical pricing practices among the parties. The majority of such service fees were adjusted annually to reflect changes in the consumer price index, provided that any such fee adjustment would not exceed 5% per year.
The Master Services Agreement provided that it was the intent of the parties to such agreement that the fees we charged to any “banking affiliate” under the Master Services Agreement would be in compliance
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with applicable laws, and, in order to ensure such compliance, the parties agreed to periodically review such fees to ensure that they remained at levels consistent with the market terms that such banking affiliate would pay to an independent third party for providing similar services.
In addition, Popular, BPPR and their respective subsidiaries agreed to grant us a right of first refusal to (i) provide our services to support Popular, BPPR and their respective subsidiaries’ implementation of any development, maintenance, enhancement or modification of any services provided by us under the Master Services Agreement, (ii) create or offer certain new services or products that Popular, BPPR or one of their respective subsidiaries determine to offer to their customers or (iii) provide certain core bank processing and credit card processing services that were then provided by third parties to certain subsidiaries of Popular, if Popular and BPPR and their respective subsidiaries determined to extend or renew these services, which were then provided by third parties. We agreed to grant Popular, BPPR and their respective subsidiaries a right of first refusal to purchase any new service or product created or developed by us internally or by a third party, unless the service or product was created or developed by, or at the specific request of, a client other than Popular, BPPR and their respective subsidiaries.
We agreed under the Master Services Agreement that we would not compete with Popular, BPPR and their respective subsidiaries in offering, providing or marketing certain payment processing services that are currently offered by Popular, BPPR and their respective subsidiaries to certain identified customers of Popular, BPPR and their respective subsidiaries. Popular, BPPR and their subsidiaries agreed not to hire or solicit any of our employees, subject to customary carve-outs. The Master Services Agreement also contained a non-circumvention covenant, which was intended to prohibit us on the one hand, and Popular, BPPR and their subsidiaries on the other hand, from engaging in certain actions designed or intended to divert customers from the other.
Except for cases of our gross negligence or willful misconduct, our liability for breach under the Master Services Agreement was limited to the amount paid for such services under the Master Services Agreement, subject to an aggregate annual liability limit of 12 months of payments for the service the liability related to; provided, however, that such aggregate liability limit would not apply to losses related to breaches of confidentiality nor intellectual property indemnification provisions. Under certain circumstances, breaches with respect to certain services resulted only in service credits accruing to Popular, BPPR and their respective subsidiaries in lieu of the payment of monetary damages.
The Master Services Agreement provided for a 15-year term which commenced upon the closing of the Merger. After the initial term, the Master Services Agreement would renew automatically for successive three-year periods, unless a party gave written notice of non-renewal to the other parties not less than 1 year prior to the relevant renewal date.
The Master Services Agreement provided for termination by a party (i) for the other party’s breach of the agreement that resulted in a material adverse effect on the terminating party that continues for more than 90 days, (ii) for a failure by the other party to pay any properly submitted invoice for a material amount in the aggregate that is undisputed for a period of more than 60 days or (iii) for a prohibited assignment of the Master Services Agreement by the other party. In addition, Popular and BPPR were permitted to terminate the Master Services Agreement up to 30 days following the occurrence of a change of control of Evertec Group (an “Evertec change of control” as defined in the Master Services Agreement), subject to certain exceptions.
We agreed to provide certain transition assistance to Popular, BPPR and their respective subsidiaries in connection with (i) the termination of the Master Services Agreement, (ii) the termination of a particular service provided by us under the Master Services Agreement or (iii) a release event under the Technology Agreement (as described below).
Effective as of July 1, 2022
As of July 1, 2022, as part of the Popular Transaction, the parties amended and restated the previous form of the Master Services Agreement and entered into the A&R MSA. Under the A&R MSA, Popular and BPPR agreed, and caused their respective subsidiaries to, receive the services covered by the A&R MSA, including certain changes, modifications, enhancements or upgrades to such covered services, on a non-exclusive basis from us and, therefore, there is no right of first refusal, as previously provided. In exchange for the services, Popular, BPPR and their respective subsidiaries initially shall pay amounts that are set forth in a price list incorporated into the A&R MSA, which is generally based on the historical pricing
58   Evertec, Inc. 2023 Proxy Statement

practices among the parties. The majority of such service fees are adjusted annually to reflect changes in the consumer price index (“CPI”), provided that any such fee adjustment may not exceed 1.5% per year up to September 30, 2025; and, thereafter, the fees will increase by CPI minus 2% per year, provided that the fee increase shall never be negative nor exceed 2% per year. Additionally, a 10% reduction will occur for service fees for the then current fee amounts as of October 25, 2025.
Popular, BPPR and their respective subsidiaries agreed to the inclusion of an annual minimum in the following amounts: (i) from the effective date through September 30, 2025, $170,000,000; (ii) from October 1, 2025 through September 30, 2026, $165,000,000; and (iii) from October 1, 2026 through September 30, 2028, $160,000,000.
The A&R MSA provides that Evertec will not offer certain payment or collection services to certain identified strategic clients of BPPR subject to certain exceptions. We also agreed under the A&R MSA that we will not compete with Popular, BPPR and their respective subsidiaries in offering, providing or marketing certain payment processing services that are currently offered by Popular, BPPR and their respective subsidiaries to certain identified customers of Popular, BPPR and their respective subsidiaries. Both we and Popular and BPPR agreed not to hire or solicit any of the other parties’ employees, subject to certain carve-outs. The A&R MSA also contains a non-circumvention covenant, which is intended to prohibit us on the one hand, and Popular, BPPR and their subsidiaries on the other hand, from engaging in certain actions designed or intended to divert customers from the other.
The A&R MSA requires us to establish and comply with certain minimum data safeguards with respect to information of Popular, BPPR and their subsidiaries in connection with the provision of services thereunder.
Except for cases of our gross negligence or willful misconduct, our liability for breach under the A&R MSA is limited to the amount paid for such services under the A&R MSA, subject to an aggregate annual liability limit of twelve months of payments for the service to which the liability relates. However, our liability for breaches of confidentiality, privacy or data security obligations are subject to a higher liability limit and our liability in connection with third party indemnification provisions claims is unlimited.
The A&R MSA provides for a term ending September 30, 2028, with additional extensions subject to agreement between Evertec and Popular and BPPR. The A&R MSA provides for termination (i) by either party for the other party’s breach of the agreement that, if such breach were to continue for more than 90 days, would result in a material adverse effect on the terminating party, (ii) by us for a failure by Popular or BPPR to pay material undisputed amounts within 60 days from our notice of nonpayment, or (iii) by either party for a prohibited assignment of the A&R MSA by the other party. In addition, Popular and BPPR are permitted to terminate the A&R MSA up to 30 days following the occurrence of a change of control of Evertec Group (an “Evertec change of control” as defined in the A&R MSA), unless (A) the acquirer is identified to Popular and BPPR at least 30 business days prior to the proposed Evertec change of control, (B) neither the acquirer nor any of its affiliates is engaged, directly or indirectly, in the banking, securities, insurance or lending business, from which they derive aggregate annual revenues from Puerto Rico in excess of $50.0 million unless none of them has a physical presence in Puerto Rico that is used to conduct any such business, (C) we (or our successor, as applicable) will be solvent (as defined in the A&R MSA) after the proposed Evertec change of control, and (D) following the Evertec change of control, we (or our successor, as applicable) will be capable of providing the services under the A&R MSA at the level of service that is required under the A&R MSA (the “Popular Termination Condition”).
The A&R MSA allows Popular and BPPR to terminate any services in whole or in part at any time at their sole discretion with 180 days prior written notice. The A&R MSA also allows us to terminate any services which have not been used by Popular and BPPR for 90 days, by providing prior written notice. There are special termination provisions applicable to the “Core API Layer SOW” (as defined in the A&R MSA), which requires us to develop certain application programming interfaces to connect with Popular and BPPR. Popular and BPPR may terminate the Core API Layer SOW and the services in connection therewith if we do not meet certain development deadlines as set forth in the A&R MSA.
We agreed to provide certain transition assistance to Popular, BPPR and their respective subsidiaries in connection with (i) the termination of the A&R MSA, (ii) the termination of a particular service provided by us under the A&R MSA or (iii) a release event under the Technology Agreement (as described below).

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Recorded Revenue
For 2022, we recorded revenue of approximately $197.8 million from Popular, BPPR and their respective subsidiaries under the Master Services Agreement and the A&R MSA. The revenues were primarily (i) transaction-based fees, which depended on factors such as number of accounts or transactions processed and typically consisted of a fee per transaction or item processed, a percentage of dollar volume processed or a fee per account on file, or some combination thereof and (ii) fixed fees per month or based on time and expenses incurred. Individual pricing terms charged to Popular and our other banking clients may have varied based on volume and/or to the extent the service provided was customized to fit the particular customer need.

Technology Agreement
At the closing of the Merger, Popular and Evertec entered into a Technology Agreement, pursuant to which we deposited certain proprietary software, technology and other assets into escrow. According to the Technology Agreement we must continue to make deposits on a semi-annual basis during the term of the Master Services Agreement and the term of any transition period under the Master Services Agreement. As specified in the Technology Agreement, Popular has the right and option, upon the occurrence of certain release events, to obtain the release of part, and upon the occurrence of other release events, of all of the materials deposited into escrow. Upon the occurrence of any release event, Popular will also have the option to elect to exercise its rights under a license granted by us to Popular to use and otherwise exploit all or any part of the released materials for the term (perpetual or term-limited) specified by Popular. We will also negotiate with Popular the fair market value of the rights elected by Popular upon the release of the escrow. Popular is permitted to terminate the Technology Agreement upon the occurrence of a Popular Termination Condition (as applicable to the Technology Agreement). We do not receive an annual revenue under the Technology Agreement.
As of July 1, 2022, we amended and restated the previous form of the Technology Agreement (“A&R Technology Agreement”) to update the governance and other legal relationship of the parties without material changes. Under the A&R Technology Agreement, all material obligations continue including the obligation to continue to make deposits on a semi-annual basis during the term of the of any transition period under the A&R MSA.

ATH Network Participation Agreement
Effective until June 30, 2022
We historically provided BPPR access to the ATH network (the “ATH Network”) pursuant to an ATH Network participation agreement between BPPR and us. At the closing of the Merger, we amended and restated the current ATH Network participation agreement (as amended and restated, the “ATH Network Participation Agreement”). Under the ATH Network Participation Agreement, we (i) provided BPPR access to the ATH Network by providing various services, including connecting BPPR’s ATMs to the ATH Network, monitoring BPPR’s ATMs, agreeing to forward transactions from connected terminals to the participant of the ATH Network and settling transactions among ATH Network participants from all POS and ATM terminals on a daily basis (collectively, the “ATH Network Services”) and (ii) granted to BPPR a non-exclusive, non-transferable, limited, royalty free license to use the ATH logo and the ATH word mark and any other trademarks or service marks used by us in connection with the ATH Network (collectively, the “ATH Mark”) within the U.S. territories, Puerto Rico, and any other country where the ATH Mark is registered or subject to registration.
The ATH Network Participation Agreement provided for a 15-year term, which commenced upon the closing of the Merger (subject to our option to extend such term by an additional three years upon a change of control—as defined in the ATH Network Participation Agreement—of BPPR). The ATH Network Participation Agreement provided for termination (i) by us if BPPR committed a material breach, which included, but was not limited to (A) any activities or actions of BPPR which reflected adversely on our business reputation, any participant in the ATH Network or the ATH Network or (B) any breach of the license described above; (ii) by BPPR, if we committed a breach or series of breaches that resulted in a material adverse effect on BPPR; or (iii) by either party (A) for a failure by the other party to pay any properly submitted invoice for a material amount in the aggregate that was undisputed for a period of more than 60 days or (B) for a
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prohibited assignment of the ATH Network Participation Agreement by the other party. In addition, BPPR was permitted to terminate the ATH Network Participation Agreement upon the occurrence of a Popular Termination Condition (as applicable to the ATH Network Participation Agreement).
BPPR also agreed to grant us a right of first refusal with respect to any development, maintenance or other technology project related to the ATH Network Services and agreed to exclusively use us to provide the ATH Network Services throughout the term of the ATH Network Participation Agreement.
Effective as of July 1, 2022
On July 1, 2022, Evertec Group, BPPR and Popular entered into a Second Amended and Restated ATH Network Participation Agreement (the “Second A&R ATH NPA”). Similar to the ATH Network Participation Agreement, under the Second A&R ATH NPA, we (i) provide BPPR access to the ATH Network by providing various ATH Network Services and (ii) grant to BPPR a non-exclusive, non-transferable, limited, royalty free license to use the ATH Mark within the U.S. territories, Puerto Rico, and any other country where the ATH Mark is registered or subject to registration.
The Second A&R ATH NPA provides for a term that ends on September 30, 2030. After this initial term, the Second A&R ATH NPA shall renew automatically for successive 3-year periods unless either party gives written notice to the other party no less than one year prior to the relevant renewal date of its intent not to renew the agreement. The Second A&R ATH NPA provides for automatic termination upon the enactment of any applicable legal requirement by any governmental authority or decision prohibiting the maintenance, use or sharing of terminals by any of the parties and/or the rendering of the ATH Network Services by Evertec Group.
The Second A&R ATH NPA provides for termination (i) by us if BPPR intentionally takes any actions which cause materially adverse reputational consequences to the ATH Network or any participant thereof; (ii) by either party (A) for a failure by the other party to pay material undisputed amounts within 60 days from the other party’s notice of nonpayment or (B) for a prohibited assignment of the Second A&R ATH NPA by the other party. Further, either party may terminate if the other party commits a material breach subject to certain notice and cure periods as set forth in the Second A&R ATH NPA.
With regards to certain services defined as Standard Services (as the term if defined in the Second A&R ATH NPA), BPPR may terminate any such standard services on or after September 30, 2025, upon 12 months prior written notice, unless it is a service providing for authorization of transactions, in which case such written termination notice is required 18 months prior to the termination date.
For 2022, we recorded revenue of approximately $44.3 million from BPPR under the ATH Network Participation Agreement and Second A&R ATH NPA.
The prior ATH Support Agreement was replaced by a schedule to the Second A&R ATH NPA (the “ATH Support Schedule”). We do not receive an annual revenue from the ATH Support Schedule.

ATH Support Agreement
Effective until June 30, 2022
We and BPPR entered into the ATH Support Agreement at the closing of the Merger pursuant to which BPPR agreed to support the ATH Mark by (i) supporting, promoting and marketing the ATH Network and brand and debit cards bearing the symbol of the ATH Network, either exclusively or with the symbol of another credit card association and (ii) issuing in each successive twelve month period at least a set minimum number of debit cards exclusively bearing the symbol of the ATH Network (“ATH Debit Cards”).
BPPR would not have been deemed to be in breach of the requirement to issue at least a minimum number of ATH Debit Cards under the ATH Support Agreement during any twelve month period if, as a result of factors outside of BPPR’s control, there was a change in demand for debit cards (including a reduction in the demand for ATH Debit Cards ), an increase in demand for debit cards bearing the symbol of the ATH Network and the symbol of another credit card association (“Dual Branded Debit Cards”) or the development of new payment technologies in the market that would have resulted in a decrease in demand for debit cards (including a reduction in demand for ATH Debit Cards).

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BPPR also agreed not to create incentives for it or its affiliates’ personnel to, nor to promote, support or market (i) debit cards other than ATH Debit Cards or Dual Branded Debit Cards or (ii) credit cards in a manner targeted to negatively impact the issuance of ATH Debit Cards and Dual Branded Debit Cards. The ATH Support Agreement would have terminated upon the earlier of 15 years after the date of the closing of the Merger or the termination of the Master Services Agreement.
BPPR agreed that, during the term of the ATH Support Agreement, it would not directly or indirectly enter into any agreement with another card association to issue Dual Branded Debit Cards without our prior written consent. Under the ATH Support Agreement, if BPPR desired to enter into such an agreement, it would consult with us and provide documentation and other support requested by us to demonstrate that BPPR’s entry into the agreement would have a direct economic benefit to us. We would have then be required to make a good faith determination based on such documentation and support whether to consent to BPPR’s entry into the agreement. BPPR was permitted to terminate the ATH Support Agreement upon the occurrence of a Popular Termination Condition (as applicable to the ATH Support Agreement). We did not receive an annual revenue under the ATH Support Agreement.
The ATH Support Agreement was replaced by the ATH Support Schedule under the Second A&R ATH NPA.

Independent Sales Organization Sponsorship and Services Agreement
At the closing of the Merger, we amended and restated an interim Independent Sales Organization Sponsorship and Services Agreement previously entered into with BPPR (as amended and restated, the “ISO Agreement”). As discussed above, upon closing of the Popular Transaction and APA, the ISO Agreement was further amended and restated and, effective as of July 1, 2022, BPPR and Company executed a Second Amended and Restated ISO Agreement (the “Second A&R ISO Agreement”).
Effective until June 30, 2022
Under the ISO Agreement, BPPR sponsored us as an independent sales organization with respect to certain credit card associations and we provided various services including, among other things, the payment processing services to merchants (the “Merchant Services”), the signing up and underwriting of merchants to accept such Merchant Services and the sale of various products related to the Merchant Services. The agreement also provided that the parties established the fees to be paid by Evertec Group to BPPR for the fraud monitoring services provided by BPPR. The term of the ISO Agreement was set to continue until December 31, 2025 and be thereafter automatically renewed for successive three-year periods unless written notice of non-renewal was given at least one year in advance by either party.
Pursuant to the ISO Agreement, BPPR was the acquiring member with respect to the credit card associations covered by the ISO Agreement for anyone in Puerto Rico, the U.S. Virgin Islands and the British Virgin Islands. However, if BPPR was unable (for any reason other than a merchant’s refusal to enter into a merchant agreement with BPPR through no fault of BPPR) or unwilling to act as the acquiring member for any merchant, we had the right to enter into an agreement with another financial institution to serve as the sponsoring bank with respect to such person. However, in order to use another financial institution as the sponsoring bank with respect to any merchant, we had to make a good faith determination that the provision of Merchant Services to the merchant did not pose an unreasonable financial, regulatory or reputational risk to BPPR or us.
Additionally, BPPR agreed to exclusively refer to us any merchant that inquires about, requests or otherwise evidences interest in the Merchant Services. BPPR would have received a referral fee for each merchant referred that subsequently agrees to receive Merchant Services from us. We also agreed to refer to BPPR any merchant doing business in Puerto Rico, the U.S. Virgin Islands and the British Virgin Islands that inquired about, requests or otherwise evidences interest in banking services or products.
During the term of the ISO Agreement and for one year following the termination of the ISO Agreement for any reason, BPPR would not and would not cause any independent sales organization sponsored by BPPR to solicit any merchant receiving Merchant Services from us to receive such services instead from another independent sales organization. This non-solicitation restriction did not apply, however, to (i) any banking customer of BPPR to which we are unable or unwilling to provide Merchant Services and (ii) to any merchant with respect to the solicitation by BPPR to provide banking services and products. BPPR was
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permitted to terminate the ISO Agreement upon the satisfaction of the Popular Termination Condition (as applicable to the ISO Agreement).
Effective as of July 1, 2022
Pursuant to the Second A&R ISO Agreement, in effect since July 1, 2022, BPPR continues to sponsor us with certain credit card associations, specifically VISA U.S.A., Inc. and VISA International, Inc. (collectively, “VISA”), Discover Financial Services, LLC (“Discover”), MasterCard International, Inc. (“MCI” and together with VISA and Discover and any other credit or debit card issuers that may in the future be covered under the Second A&R ISO Agreement, the “Associations”), in order to allow us to provide credit and debit card processing services to merchants in respect of credit and debit cards issued under the auspices of the Associations.
The Second A&R ISO Agreement provides that we will retain fees that we receive from merchants for the provision of these transaction processing fees but that BPPR will be entitled to sponsorship fees and certain monthly revenue sharing compensation fees. Per the Second A&R ISO Agreement, its term was extended for ten years, until December 31, 2025, and thereafter will be automatically renewed for successive three-year periods unless written notice of non-renewal is given at least one year in advance by either party.
Pursuant to the Second A&R ISO Agreement, BPPR is the exclusive “acquiring member” with respect to the credit card associations covered by the Second A&R ISO Agreement for anyone in Puerto Rico, the U.S. Virgin Islands and the British Virgin Islands. This means that BPPR is our exclusive sponsor for those credit card associations. However, if BPPR is unable (for any reason other than a merchant’s refusal to enter into a merchant agreement with BPPR through no fault of BPPR) or unwilling to act as the acquiring member for any merchant, we may enter into an agreement with another financial institution to serve as the sponsoring bank with respect to such merchant. However, in order to use another financial institution as the sponsoring bank with respect to any merchant, we must make a good faith determination that the provision of Merchant Services to the merchant does not pose an unreasonable financial, regulatory or reputational risk to BPPR or us.
Additionally, pursuant to the Second A&R ISO Agreement, BPPR agreed to exclusively refer to us any merchant that inquires about, requests or otherwise evidences interest in the transaction processing services that we provide, including those who express interest in digital card payment acceptance services and any business client seeking card acceptance or processing services. We also agreed under the Second A&R ISO Agreement to refer to BPPR any merchant doing business in Puerto Rico, the U.S. Virgin Islands and the British Virgin Islands that inquires about, requests or otherwise evidences interest in banking services or products.
For 2022, we recorded revenue of approximately $117.1 million in connection to the Merchant Services related to the Original ISO Agreement and Second A&R ISO Agreement.

Tripartite Agreement to Operate Cash Depot
We operate a cash depot and provide certain services (the “Cash Depot Services”) to depository institutions (“DIs”) doing business in Puerto Rico and the U.S. Virgin Islands pursuant to a Tripartite Agreement to Operate a Cash Depot in Puerto Rico between Evertec Group, BPPR, and the Federal Reserve Bank of New York (the “Tripartite Agreement”). BPPR is one of the depository institutions that receives cash services from us, pursuant to certain terms and conditions, and BPPR pays for those services. Additionally, and among other obligations, pursuant to Section 1.6(h) of the Tripartite Agreement, BPPR shall provide to Evertec and the Reserve Bank input, on behalf of the DIs approved to access the cash depot, including members of the PR Bankers Association at least annually with respect to the overall operations of the cash depot. The Tripartite Agreement is in effect from January 1, 2022 until December 31, 2026, and may be renewed automatically for two (2) year terms, unless any of the parties give notice of its intent not to renew within a three month period prior to the end of the initial term or any renewal terms. The Reserve Bank may terminate the Tripartite Agreement without cause, upon 60 days prior notice to Evertec. BPPR or Evertec may terminate the subcontract prior to the expiration of the Tripartite Agreement without cause upon one year’s prior written notice of termination.
For 2022 we recorded revenue of approximately $1.3 million under the Tripartite Agreement.
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Master Lease Agreement
We and BPPR are parties to the Master Lease Agreement, as amended, that governs the premises leased by us at the Cupey Center for use as our headquarters. On March 31, 2020, the Company notified BPPR that it was exercising its option to renew the Master Lease Agreement for an additional five-year term. The Master Lease Agreement can be renewed at our option for up to two additional five-year terms. We have a right of first refusal over substantially all of the leased premises in the event that BPPR desires to sell the property. We paid approximately $6.2 million (including estimated operating expenses) to BPPR in annual rent under the Master Lease Agreement during 2022.

Virgin Islands Services Agreement
We and BPPR are party to a Virgin Islands Services Agreement whereby BPPR provides our Merchant Acquiring business with the services that are provided by the Virgin Islands employees that BPPR did not transfer to us in connection with the Merger. The initial term of the Virgin Islands Services Agreement continued until three years following the closing of the Merger and thereafter automatically renews for successive one-year periods unless written notice of non-renewal is given at least 30 days in advance by either party. The Virgin Islands Services Agreement provides for termination by (i) us at any time upon giving at least 30 days advance written notice and (ii) BPPR in the event we fail to pay a material undisputed invoiced amount. In addition, BPPR is permitted to terminate the Virgin Islands Services Agreement upon the satisfaction of the Popular Termination Condition (as applicable to the Virgin Islands Services Agreement). For 2022 we paid approximately $590,372 to BPPR under the Virgin Island Services Agreement.

Stockholder Agreement
In connection with the Merger, Holdings entered into a Stockholder Agreement with Popular, Apollo and the other stockholders of Holdings, which was amended and restated in connection with a reorganization of the Company and was later an agreement among the Company, Popular, Apollo and certain of our other stockholders. Prior to the completion of our initial public offering, we entered into an amendment to the Stockholder Agreement. The Stockholder Agreement, as amended, among other things, set forth certain rights and restrictions with respect to our common stock. On June 30, 2013, we entered into a Second Amendment to the Stockholder Agreement to, among other things, allow our Board to fill vacancies on the Board, provided that any person chosen to fill such vacancy shall be selected in accordance with the provisions of the Stockholder Agreement. On November 13, 2013, we entered into a Third Amendment to the Stockholder Agreement to, among other things, facilitate the use of 10b5-1 plans by the management holders.
On July 1, 2022, the Stockholder Agreement was terminated. The description below is a summary of the terms of the Stockholder Agreement, as amended, and as applicable from January 1, 2022 until its termination on July 1, 2022. Prior to 2022 Apollo no longer owned any of our common stock and therefore its rights and obligations under the Stockholder Agreement terminated in accordance with the terms of the Stockholder Agreement. In connection with the termination of the Stockholder Agreements on July 1, 2022, all of Popular's rights and obligations thereunder, including the director nomination rights discussed below, terminated on such date.
Director Nomination Rights
Our Board is comprised of nine directors. Messrs. Pagán and Polak were nominated to the Board by Popular under its director nominee rights granted by the Stockholder Agreement to be elected to serve as directors until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualified. For so long as Popular owns, together with its affiliates, more than 10% but less than 25% of our then outstanding common stock, it will have the right to nominate two members of our Board (the “10% board right”). Similarly, for so long as Popular owns, together with its affiliates, more than 5% but less than 10% of our then outstanding common stock, it will have the right to nominate one member of our Board (the “5% board right”). In addition, if there are any vacancies on our Board as a result of the aggregate number of our directors that Popular has the right to nominate pursuant to the Stockholder Agreement being less than eight, then a committee consisting of our entire Board (other than any directors who are to be replaced because Popular has lost the right to nominate them) has the right to nominate the
64   Evertec, Inc. 2023 Proxy Statement

individuals to fill such vacancies, which nominees must be reasonably acceptable to Popular for so long as it owns, together with its affiliates, at least 5% of our outstanding common stock. Our Stockholder Agreement further clarifies that it does not eliminate the right of stockholders holding a majority of our outstanding common stock to remove any such director with or without cause or the right of any of our stockholders to nominate a person for election as a director (whether to fill a vacancy or otherwise) at any meeting of the stockholders in accordance with applicable law, our Certificate of Incorporation and our Bylaws.
Pursuant to the Stockholder Agreement, the individual holding the office of CEO of Evertec Group will become the management director. Mr. Schuessler has been the management director since April 1, 2015 and shall continue to be the management director for so long as he holds the office of CEO of Evertec Group.
Popular has agreed to vote all of its shares of our common stock and to take all other actions within its control to cause the election of directors nominated in accordance with the Stockholder Agreement. Similarly, we have agreed to take all actions within our control necessary and desirable to cause the election of directors nominated in accordance with the Stockholder Agreement. Except for certain exceptions described in the Stockholder Agreement, and subject to applicable law, Popular’s director nominees may only by removed and replaced by Popular. The Stockholder Agreement also provides that we will, at all times, cause the Evertec Group Board and the board of directors of Holdings to be comprised of the same individuals as our Board.
Quorum Rights
The Stockholder Agreement provides that a quorum for the transaction of business at any meeting of the stockholders consist of (i) stockholders holding a majority of our outstanding common stock and entitled to vote at such meeting and (ii) Popular, for so long as it owns, together with its affiliates, 20% or more of our outstanding common stock. If a stockholder meeting is adjourned for lack of a quorum due to Popular failing to attend the meeting, a quorum at a reconvened meeting of the stockholders (with the same agenda as the adjourned meeting) shall not require the presence of Popular, as long as stockholders holding a majority of our outstanding common stock and entitled to vote at such meeting are in attendance at such reconvened meeting.
The Stockholder Agreement provides that a quorum for the transaction of business at any meeting of the Board consist of (i) a majority of the total number of directors then serving on the Board and (ii) at least one director nominated by Popular, for so long as it owns, together with its affiliates, 5% or more of our outstanding common stock. If a Board meeting is adjourned for lack of a quorum due to Popular’s director nominees failing to attend such meeting, a quorum at a reconvened meeting of the Board (with the same agenda as the adjourned meeting) shall not require the presence of Popular director nominees, in each case, as long as a majority of the directors then in office are in attendance at such reconvened meeting. As of the Record Date, Popular and its affiliates did not own 20% or more of our outstanding common stock and, therefore, a quorum is not required to consist of Popular for the transaction of business at the Annual Meeting.
Additional Stockholder Rights
Popular has the right, for so long as it owns, together with its affiliates, 10% or more of our outstanding common stock and has the right to nominate at least one director, the approval of at least one director nominated by Popular shall be necessary, to approve (i) any issuance of preferred stock of us or any of our subsidiaries (other than the issuance of preferred stock by one of our wholly owned subsidiaries to us or another of our wholly owned subsidiaries) and (ii) any transfer of equity in Holdings or Evertec Group, in each case subject to certain exceptions. Popular and certain of its transferees are also entitled to information rights and inspection rights, in each case for so long as it satisfies certain ownership thresholds set forth in the Stockholder Agreement.
In addition, the Stockholder Agreement grants certain demand registration rights to Popular and certain of its transferees and piggyback registration rights to each stockholder, subject to customary cutbacks. Under the Stockholder Agreement, Evertec, Inc. has agreed to assume certain fees and expenses associated with registration. The Stockholder Agreement contains customary provisions with respect to registration proceedings, underwritten offerings, and indemnity and contribution rights.
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Registration Rights
The Stockholder Agreement grants Popular the right to request up to four registrations under the Securities Act on Form S-1 (or any successor form) or similar long-form registration statement (each, a “Long-Form Registration”) of all or any portion of the shares of our common stock beneficially owned by the requesting holder if the shares to be sold in any such registration (including piggyback shares and before deduction of any underwriting discounts) are reasonably expected to exceed $75.0 million, subject to cutbacks. Popular may request that any such Long-Form Registration be an underwritten offering, and no registration shall count as one of Popular’s four permitted Long-Form Registrations, unless such registration (i) has become effective and (ii) includes at least 75% of the shares of our common stock sought by Popular to be included in such Long-Form Registration.
The Stockholder Agreement also grants Popular the right, at any time after we are eligible to file a registration statement on Form S-3, to request an unlimited number of registrations under the Securities Act on Form S-3 (or any successor form) or any similar short-form registration statement (each, a “Short-Form Registration”) of all or any portion of the shares of our common stock beneficially owned by Popular, if the shares to be sold in any such Short-Form Registration (including piggyback shares and before deduction of any underwriting discounts) are reasonably expected to exceed $50.0 million, subject to cutbacks. Popular may request that any such Short-Form Registration be an underwritten offering.
Pursuant to the Stockholder Agreement, we are required to use commercially reasonable efforts to file, no later than 45 days following any written request from Popular, a registration statement on Form S-3 (or any successor form) or any similar short-form registration statement (the “Form S-3 Shelf”) for an offering to be made on a delayed or continuous basis covering the resale of shares of our common stock. Following the effectiveness of the Form S-3 Shelf, Popular may request unlimited shelf-takedowns if the total offering price of the shares to be sold in such offering (including piggyback shares and before deduction of underwriting discounts) is reasonably expected to exceed $25.0 million.
Whenever we propose to register any shares of our common stock, whether in a primary or secondary offering, Popular has the right to request that shares beneficially owned by such holder be included in such registration, subject to cutbacks. Under the Stockholder Agreement, we have agreed to pay the fees and expenses associated with such registrations (excluding discounts and commissions and other selling expenses payable by the selling holders). The Stockholder Agreement contains customary provisions with respect to registration proceedings, underwritten offerings, and indemnity and contribution rights.
Transfer Restrictions
Subject to certain exceptions set forth in the Stockholder Agreement, without the prior written consent of Popular for so long as it owns, together with its affiliates, at least 5% of our outstanding common stock, none of the parties to the Stockholder Agreement may sell shares of our common stock representing 20% or more of the total number of outstanding shares of our common stock at the time of such sale directly to certain transferees previously identified by Popular to the other parties to the Stockholder Agreement.
Additional Restrictions
The Stockholder Agreement contains a covenant restricting us and our subsidiaries from engaging in any business (including commencing operations in any country in which they do not currently operate), subject to certain exceptions, if such activity would reasonably require Popular or an affiliate of Popular to seek regulatory approval from, or provide notice to, any bank regulatory authority. This covenant will apply to the extent that the activities and investments of us and our subsidiaries are subject to restrictions under the Bank Holding Company Act of 1956, as amended, because of Popular’s and/or its affiliates’ ownership of our common stock. The Stockholder Agreement also provides that the adoption of any stockholder rights plan, rights agreement or other form of “poison pill” which is designed to or has the effect of making an acquisition of large holdings of the common stock more difficult or expensive must be approved by a majority of our Board and approved by at least one director nominated by Popular (or certain of its transferees) in each case for so long as Popular (or certain of its transferees) owns, together with its affiliates, 5% or more of our outstanding common stock.
Certain Provisions Particular to Management Holders
We have the right to purchase all of our common stock (and options and warrants exercisable for our common stock) beneficially owned by any of our stockholders who is employed by or who serves as a
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consultant or director for us or any of our subsidiaries upon such stockholder (1) ceasing to be employed by us or any of our subsidiaries for any reason or (2) experiencing a bankruptcy event. Subject to tolling under certain circumstances set forth in the Stockholder Agreement, we must exercise this repurchase right within twelve months following the date on which such stockholder ceases to provide services to us or our subsidiaries. We may designate this repurchase right to Popular or any complete rights transferee. The Stockholder Agreement also provides that each such stockholder party to such agreement is subject to certain non-solicitation and non-competition restrictions which remain in effect until the stockholder ceases to be employed by us or any of our subsidiaries. Under the Stockholder Agreement, the restrictions described in the paragraph above do not apply to Popular or any of its affiliates.
Assignment of Rights
Subject to certain limitations set forth in the Stockholder Agreement, Popular may assign the stockholders meeting quorum, 10% board right, 5% board right and up to two long-form demand registration rights to any person to whom Popular transfers 20% of more of the shares of our common stock held by Popular as of the date of the Stockholder Agreement. Such transferee can in turn assign such rights to any person to whom it transfers 100% of the shares of common stock acquired by it in connection with the assignment pursuant to which it became a partial rights transferee. Such transferees are also entitled to certain other rights set forth in the Stockholder Agreement (including the registration rights, information rights and inspection rights described above) upon becoming a party thereto.
As previously discussed, the Stockholder Agreement was terminated on July 1, 2022.
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PROPOSAL 4
Approval of Third Amended and Restated Certificate of Incorporation, which eliminates the requirement that the Board be fixed at nine directors and deletes certain obsolete provisions and references relating to the Stockholder Agreement, which terminated on July 1, 2022

The Board unanimously recommends that you vote “FOR” the approval of the Third Amended and Restated Certificate of Incorporation.

Overview
On April 3, 2023, the Board declared advisable and voted to approve, and to recommend that our stockholders approve, the Third Amended and Restated Certificate of Incorporation (the “New Certificate of Incorporation”), as set forth in Appendix B and incorporated herein by reference, which eliminates the requirement that the Board be fixed at nine directors and deletes certain provisions and references that are obsolete and no longer applicable.

Description of the New Certificate of Incorporation
Background
Prior to the closing of the Popular Transaction on July 1, 2022, Popular owned approximately 16.3% of our common stock and historically had substantial influence over our policies and management. In connection with the closing of the Popular Transaction, Popular delivered 4.6 million shares of Evertec common stock that were owned by Popular in exchange for certain assets of Evertec Group, as further described in the “Certain Relationships and Related Party Transactions” section of this Proxy Statement.
Effective as of July 1, 2022, the Stockholder Agreement, which granted Popular and Apollo (as defined in the “Certain Relationships and Related Party Transactions” section of this Proxy Statement) (and their respective affiliates) certain rights, privileges and benefits as significant stockholders of our Company, was terminated. A number of provisions in our Certificate of Incorporation reflect such rights, privileges and benefits and include other references to Popular, Apollo and the Stockholder Agreement. Apollo no longer owns any of our common stock and therefore its rights and obligations under the Stockholder Agreement terminated in accordance with the terms of the Stockholder Agreement. On August 15, 2022, through a secondary offering, Popular sold its remaining shares of our common stock and, as a result, Popular does not beneficially own any shares of our common stock.
As a result of the foregoing, we have reviewed our Certificate of Incorporation to determine which provisions are obsolete and no longer applicable due to the termination of the Stockholder Agreement, and Popular and Apollo no longer beneficially owning any shares of our common stock. During this review, we also analyzed recent corporate governance trends and considered what other modifications were necessary and advisable.
Summary of reasons for, and general effect of, amendments
Elimination of the fixed size of the Board
Section 5.3 of our Certificate of Incorporation currently provides, among others, that the Board be fixed at nine directors and that directors must be elected, removed and/or replaced in compliance with the provisions of the Stockholder Agreement. The New Certificate of Incorporation would eliminate the requirement that our Board be fixed at nine directors and delete Section 5.3 in its entirety. Subject to and upon stockholder approval of the New Certificate of Incorporation, our Board intends to amend our Bylaws to provide that, among other things, the number of directors on our Board will be determined by resolution of the Board. We believe this change will provide the Company with flexibility in enhancing the composition, including diversity, age, skills, and experience in the context of the needs of our Board. Therefore, our
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Board has declared advisable and approved, and recommends that stockholders approve, the New Certificate of Incorporation, which eliminates the requirement that the Board be fixed at nine directors.
Deletion of various provisions that are obsolete and no longer applicable related to the Stockholder Agreement, Popular and Apollo
Our Certificate of Incorporation currently refers to the Stockholder Agreement, which terminated on July 1, 2022, and includes various related provisions and references to Popular and Apollo that are obsolete and no longer applicable following the termination of the Stockholder Agreement. For example, Article VII of our Certificate of Incorporation currently provides for a “corporate opportunity” provision for the benefit of Popular, Apollo and their respective affiliates. As a result of the termination of the Stockholder Agreement, and Popular and Apollo no longer beneficially owning any shares of our common stock, our Board believes that this and other provisions related to the Stockholder Agreement, Popular and Apollo, including other provisions conferring rights,privileges and benefits, are obsolete and no longer applicable or appropriate. Therefore, our Board has declared advisable and approved, and recommends that stockholders approve, the New Certificate of Incorporation, which deletes such obsolete provisions.
Additional information
The proposed changes to our Certificate of Incorporation discussed in this Proposal 4, as well as other ministerial, clarifying and conforming changes, with deletions struck-through and additions underlined, are set forth in the New Certificate of Incorporation, attached hereto as Appendix B. If this Proposal 4 is approved, the Company intends to promptly file the New Certificate of Incorporation with the Puerto Rico Department of State. The New Certificate of Incorporation will become effective at the time of filing. If this Proposal 4 is not approved by stockholders by the requisite vote at the Annual Meeting, then (i) the number of directors of the Board will remain fixed at nine, (ii) the provisions and references to the Stockholder Agreement, Popular and Apollo in the Certificate of Incorporation will remain, and (iii) the New Certificate of Incorporation will not be filed.
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Proxy Statement for the 2023 Annual Meeting

General
The enclosed Proxy Statement and notice of the Annual Meeting, which were first mailed to stockholders on or about April [•], 2023, is solicited on behalf of the Board for use at the Annual Meeting and at any adjournments or postponements thereof. The Annual Meeting will be held on May 25, 2023 at 9:00 a.m. Atlantic Standard Time, virtually at www.virtualshareholdermeeting.com/EVTC2023.
How can I attend the Annual Meeting?
The Annual Meeting is being held as a virtual only meeting this year. If you are a stockholder of record as of the Record Date, you may attend, vote and ask questions virtually at the meeting by visiting the Annual Meeting webpage at www.virtualshareholdermeeting.com/EVTC2023 and providing your control number. This control number is included in the Notice of the Annual Meeting or on your proxy card. If you are a stockholder holding your shares in “street name” as of the Record Date, you may gain access to the Annual Meeting by following the instructions in the voting instruction card provided by your bank, broker or other nominee. You may not vote your shares via the Internet at the Annual Meeting unless you receive a valid proxy from your bank, brokerage firm, broker-dealer or other nominee holder.

We encourage you to visit www.virtualshareholdermeeting.com/EVTC2023 and log on with your control number a few minutes in advance of the Annual Meeting time on May 25,2023 to ensure you are logged in when the meeting starts.

What if I have technical difficulties accessing the Annual Meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the checking or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/EVTC2023.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to the Company and the Annual Meeting matters, as time permits. Only stockholders that have accessed the annual meeting as a stockholder by following the procedures outlined above in “How can I attend the annual meeting?” will be permitted to submit questions during the Annual Meeting. If you have questions, you may type them into the dialog box provided at any point during the Annual Meeting (until the floor is closed to questions). Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last earnings release;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances; derogatory references to individuals or that are otherwise in bad taste; substantially repetitious of questions already made by another stockholder;
•in furtherance of the stockholder’s personal or business interests; and
•or out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairman of the Board or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available at www.virtualshareholdermeeting.com/EVTC2023 for stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above in “How can I attend the annual meeting?.”

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Record Date and shares outstanding
The close of business on March 27, 2023 has been fixed as the Record Date for determining the stockholders of record entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements thereof. At the close of business on the Record Date, there were outstanding and entitled to vote 65,078,462 shares of our common stock, $0.01 par value per share.

Quorum
In order for the Company to conduct the Annual Meeting, the holders of a majority of the outstanding shares of common stock eligible to vote at the meeting must be represented at the Annual Meeting. This is referred to as a quorum. Votes cast at the Annual Meeting, including votes by proxy, will be received and tabulated by a representative of The Carideo Group, the Inspector of Elections appointed for the Annual Meeting.
The Inspector of Elections will determine whether or not a quorum is present. Abstentions and broker non-votes will be counted for purposes of establishing a quorum. A “broker non-vote” occurs when a brokerage firm returns a signed proxy card but does not vote shares on a particular proposal because the proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares. For further discussion of broker non-votes, see below “—Required Votes / Effect of Abstentions and Broker Non-Votes.”

Voting of proxies
If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. Shares of common stock represented by properly executed proxies, duly returned and not revoked, will be voted in accordance with the instructions contained therein.
Except as discussed below with regard to shares held in “street name” by a bank or broker, if no instruction is indicated on the proxy, the shares of common stock represented thereby will be voted as follows:
1.FOR the election of directors (Proposal 1);
2.FOR advisory vote on executive compensation (Proposal 2);
3.FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (Proposal 3); and
4.FOR the approval of the Third Amended and Restated Certificate of Incorporation, which eliminates the requirement that the Board be fixed at nine directors, and deletes certain obsolete provisions and references relating to the Stockholder Agreement, which terminated on July 1, 2022 (Proposal 4).

Stockholders may also vote with respect to any other business that may be properly brought before the Annual Meeting. The execution of a proxy will in no way affect a stockholder’s right to attend the Annual Meeting and vote.

Voting of shares
Each share of common stock entitles the holder thereof to one vote upon any proposal submitted for a vote at the Annual Meeting. All shares entitled to vote and represented at the Annual Meeting or by valid proxies received through the Internet prior to the Annual Meeting, by telephone or mail will be voted at the Annual Meeting in accordance with the instructions indicated in those proxies.

Required votes / effect of abstentions and broker non-votes
The vote required for approval of each matter to be voted on is as set forth in the table shown in this section. Under certain circumstances, as shown in the table, banks, brokers or other nominees are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the bank, broker or other nominee (this is known as a “broker non-vote”). In these cases, and in cases where the stockholder abstains from voting on a matter, those shares will be counted for the purpose of determining if a quorum is present. Whether a bank, broker or other nominee has authority to vote its shares on uninstructed matters is determined by the NYSE rules. The following table sets forth the effect of abstentions and broker non-votes on each proposal to be voted on:
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Proposal	Vote Required	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Election of directors	Majority of shares present or represented by proxy and entitled to vote	FOR, AGAINST or ABSTAIN	Treated as a vote “AGAINST” the proposal	No	No effect
Advisory vote on executive compensation	Majority of shares present or represented by proxy and entitled to vote	FOR, AGAINST or ABSTAIN	Treated as a vote “AGAINST” the proposal	No	No effect
Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm	Majority of shares present or represented by proxy and entitled to vote	FOR, AGAINST or ABSTAIN	Treated as a vote “AGAINST” the proposal	Yes	Not applicable
Approval of Third Amended and Restated Certificate of Incorporation, which eliminates the requirements that the Board be fixed at nine directors, and deletes certain obsolete provisions and references relating to the Stockholder Agreement, which terminated on July 1, 2022	Majority of shares outstanding and entitled to vote	FOR, AGAINST or ABSTAIN	Treated as a vote “AGAINST” the proposal	No	Treated as a vote “AGAINST” the proposal

How you can vote
We have made this Proxy Statement and other proxy materials available to our stockholders through the Internet. You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 27, 2023, the Record Date, or hold a valid proxy for the Annual Meeting. Whether or not you participate in the Annual Meeting, it is important that your shares be part of the voting process. Below please find the different ways in which you can vote:

At the Annual Meeting	Internet	QR Code	Phone	Mail
Visit www.virtualshareholdermeeting.com/EVTC2023. You will need the 16-digit number included in your proxy card or notice.	Visit www.proxyvote.com. You will need the 16-digit number included in your proxy card or notice.	Scan the QR code shown on your proxy card with your phone to vote. You will need the 16-digit number included in your proxy card or notice.	Call 1-800-690-6903. You will need the 16-digit number included in your proxy card or notice.	Send your completed and signed proxy card to the address shown on your proxy card.

Vote by Internet
Before the Annual Meeting
•You can vote your shares on the Internet until 11:59 p.m. (ET) on May 24, 2023.
•If your shares are held in Solium you can vote your shares on the Internet until 11:59 p.m. (ET) on May 22, 2023.
The website for Internet voting (www.proxyvote.com) is shown on your proxy card and/or Notice of Internet Availability, as applicable. Have your proxy card in hand when accessing the website and follow the instructions to obtain your records and to create an electronic voting instructions form. Internet voting is available 24 hours a day, seven days a week. You will be given the opportunity to confirm that your instructions have been properly recorded. If you vote on the Internet, you do not need to return your proxy card if, you received one. You can also vote your shares on the Internet by scanning the QR code shown on your proxy card and/or Notice of Internet Availability, as applicable.
At the Annual Meeting
To be admitted to, and vote at, the Annual Meeting at www.virtualshareholdermeeting.com/EVTC2023, you must have your proxy card or notice in hand and enter your 16-digit control number included therein. If you hold shares in your own name, you may vote at the Annual Meeting. If your shares of common stock are
72   Evertec, Inc. 2023 Proxy Statement

held in the name of a bank, broker or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow in order for your shares to be voted. Please follow their instructions carefully.

Vote by phone
For shares held directly, you can vote your shares by phone until 11:59 p.m. (ET) on May 24, 2023, by calling the toll-free telephone number (at no cost to you) shown on your proxy card or Notice of Internet Availability, as applicable. If your shares are held in Solium, you can vote your shares by phone until 11:59 p.m. (ET) on May 22, 2023. Have your proxy card in hand when you call. Vote by phone is available 24 hours a day, seven days a week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our phone voting procedures are designed to authenticate the stockholders by using individual control numbers. If you vote by phone, you do not need to return your proxy card if you received one.

Vote by mail
If you received your proxy materials by mail, simply mark your proxy card, date and sign it, and return it using the postage-paid envelope provided or return it to Evertec’s transfer agent at the following address: Vote Processing, c/o Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. In order for your votes to be included in the final tallies, your proxy card must be received by the date and time of the Annual Meeting.

Revocation of proxies
If a proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified in the proxy, unless it is properly revoked prior thereto. If you hold shares of common stock in your own name and vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may do this by:
•signing another proxy card with a later date or a notice of revocation and returning it to us prior to the Annual Meeting (please deliver to the Secretary of the Board, located at Road 176, Kilometer 1.3, San Juan, Puerto Rico 00926);
•voting again by telephone or on the Internet before 11:59 p.m. (ET) on May 24, 2023; or
•attending the Annual Meeting virtually and casting your vote.
If a bank, broker or other nominee holds your shares of common stock, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.

Voting results
The preliminary voting results will be announced at the Annual Meeting and published within four business days after they are known in a Current Report on Form 8-K filed with the SEC.

Solicitation
We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022, and any additional solicitation materials furnished to the stockholders. Nevertheless, stockholders voting by Internet, telephone or mail should be aware that there may be costs associated with electronic access, such as usage charges from Internet or telephone service providers, for which they may be responsible. The original solicitation of proxies may be supplemented by a solicitation by mail, in person, by telephone, or by other electronic means by a proxy solicitor contracted by the Company, whose fees will be paid for by the Company, and directors, officers or employees of the Company, who will not receive any additional compensation for such services.

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Householding of proxy materials
The Company and some other intermediaries (e.g., brokers, banks and other agents) household proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding proxy materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold common stock directly. Requests in writing should be directed to our Secretary of the Board and sent to the following address: Evertec, Inc., Road 176, Kilometer 1.3, San Juan, Puerto Rico 00926. Requests may also be made by calling our Secretary of the Board at (787) 759-9999 ext. 4806.
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Other matters

Stockholder proposals for the 2024 annual meeting of stockholders
In connection with our solicitation of proxies for our 2024 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at www.sec.gov.
Stockholders may present a proposal for inclusion in our proxy statement for consideration at the Company’s 2024 annual meeting of stockholders by submitting their proposal in a timely manner and in compliance with the Company’s Bylaws and applicable SEC rules. For a proposal to be eligible, stockholders must ensure that the proposal is delivered to the Secretary of the Board at the Company’s corporate headquarters address stated below (i) not later than December [•], 2023 (i.e., 120 days prior to April [•], 2023, which marks the one-year anniversary of the first mailing of the 2023 Proxy Statement and notice of the Annual Meeting) if the proposal is to be considered for inclusion in the Company’s 2024 Proxy Statement, or (ii) on or after January 26, 2024 (120 days prior to May 25, 2024, which marks the one-year anniversary of the Annual Meeting), but no later than February 25, 2024 (i.e., 90 days prior to May 25, 2024), for any nominations or any other business to be properly brought before the meeting:

If sent by regular mail:	If sent by courier:
Evertec, Inc.	Evertec, Inc.
Luis A. Rodríguez, Secretary of the Board	Luis A. Rodríguez, Secretary of the Board
PO Box 364527	Road 176 Km 1.3, Cupey
San Juan, P.R. 00936-4527	San Juan, P.R. 00926
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements under Rule 14a-19 under the Exchange Act.

Other business
Management knows of no business to be brought before the Annual Meeting other than that set forth herein. However, if any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters. Even if you plan to attend the Annual Meeting, please execute, date and return the enclosed proxy promptly. Should you attend the Annual Meeting, you may revoke the proxy by voting in the Annual Meeting. A postage paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this your prompt attention will be appreciated.
By order of the Board of Directors,

[•]	[•]
Frank G. D’Angelo Chairman of the Board of Directors	Morgan M. Schuessler, Jr. President and Chief Executive Officer

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Stockholders can also access this Proxy Statement and our Annual Report on Form 10-K at https://ir.evertecinc.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is also available without charge upon written request to our Secretary at Evertec, Inc., Road 176, Kilometer 1.3, San Juan, Puerto Rico, 00926, Attn: Luis A. Rodríguez or via email at IR@evertecinc.com. The Company’s copying costs will be charged if exhibits to the 2022 Annual Report on Form 10-K are requested. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act as soon as reasonably practicable after filing.
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Appendix A

A reconciliation of net income to EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings per common share is provided below:

Year Ended December 31, 2022
(Dollar amounts in thousands)
Net income	$238,869
Income tax expense	28,983
Interest expense, net	21,651
Depreciation and amortization	78,618
EBITDA	368,121
Equity income (1)	(1,121)
Compensation and benefits (2)	20,335
Transaction, refinancing and other fees (3)	(117,828)
Adjusted EBITDA	269,507
Operating depreciation and amortization (4)	(44,418)
Cash interest expense, net (5)	(21,008)
Income tax expense (6)	(36,509)
Non-controlling interest (7)	34
Adjusted net income	$167,606
Net income per common share (GAAP):
Diluted	$3.45
Adjusted Earnings per common share (Non-GAAP):
Diluted	$2.42
Shares used in computing adjusted earnings per common share:
Diluted	69,312,717

1)Represents the elimination of non-cash equity earnings from our 19.99% equity investment in Dominican Republic, Consorcio de Tarjetas Dominicanas, S.A. (“CONTADO”), net of cash dividends received.
2)Primarily represents share-based compensation and severance payments.
3)Represents fees and expenses associated with corporate transactions as defined in the 2022 Credit Agreement and the gain from the Popular Transaction.
4)Represents operating depreciation and amortization expense, which excludes amounts generated as a result of merger and acquisition activity.
5)Represents interest expense, less interest income, as they appear on our consolidated statements of income and comprehensive income, adjusted to exclude non-cash amortization of the debt issue costs, premium and accretion of discount.
6)Represents income tax expense calculated on adjusted pre-tax income using the applicable GAAP tax rate, adjusted for certain discrete items.
7)Represents the 35% non-controlling equity interest in Evertec Colombia, net of amortization for intangibles created as part of the purchase.

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Appendix B

**COMMONWEALTH OF PUERTO RICO**
**CERTIFICATE OF AMENDMENT AND RESTATEMENT**
**OF CERTIFICATE OF INCORPORATION**
**OF**
**EVERTEC, INC.**

REGISTRY NUMBER: 206,131

EVERTEC, Inc., a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (the "***Corporation***"), does hereby certify as follows:

1. This Amended and Restated Certificate of Incorporation (this "***Certificate***") was duly adopted by the board of directors (the "***Board***") of the Corporation and the stockholders of the Corporation in accordance with the provisions of ~~Article~~ Articles 8.02(b)(1) and 8.05 of the General Corporations Law of the Commonwealth of Puerto Rico of 2009 (the "***General Corporations Law***") (14 L.P.R.A. §§ 3682(b)(1) and 3685).

2. This Certificate restates, integrates and further amends provisions of the original certificate of incorporation of the Corporation, which was filed with the Department of State of the Commonwealth of Puerto Rico on April 13, 2012 under the name Carib Latam Holdings, Inc. (as amended on September 19, 2012, April 1, 2013, April 17, 2013, and April ~~1, 2013~~17, 2017, the "***Original Certificate***").

~~3. Prior to the adoption of this Certificate, the board of directors of the Corporation caused the automatic conversion of each share of Class B Non-Voting Common Stock of the Corporation into one share of Class A Voting Common Stock of the Corporation (the "***Old Common Stock***"). Effective as of 9:00 a.m. Puerto Rico time on April 17, 2013 (the "***Effective Time***"), each share of Old Common Stock is hereby renamed "**Common Stock**". Any certificate or certificates representing Old Common Stock (including, for the avoidance of doubt, any certificate representing Class A Voting Common Stock or Class B Non-Voting Common Stock ) shall, from and after the Effective Time, be deemed to represent the number of shares of Common Stock into which the shares of Old Common Stock have been renamed. Each holder of record of a certificate or certificates representing outstanding shares of Old Common Stock shall be entitled to receive upon surrender of such certificate or certificates to the Corporation for cancellation, a certificate or certificates representing the number of shares of Common Stock into which the shares of Old Common Stock have been renamed.~~

3. ~~4.~~ The text of the Original Certificate is hereby amended and restated to read in its entirety as follows:

**AMENDED AND RESTATED**
**CERTIFICATE OF INCORPORATION**
**OF**
**EVERTEC, INC.**

THE duly elected BOARD OF DIRECTORS of the below named corporation, a corporation organized and existing under and in accordance with the General Corporations Law of the Commonwealth of Puerto Rico of 2009, as amended (the "***General Corporations Law***"), has duly adopted, with the express consent of the stockholders of the corporation as required by the provisions of Section 8.05 of the General Corporations Law (14 L.P.R.A. §3685), the following Amended and Restated Certificate of Incorporation (this "***Certificate***") for such corporation:

## ARTICLE I
## NAME

The name of the corporation is EVERTEC, Inc. (the "***Corporation***").

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## ARTICLE II
## PURPOSE

The nature of the business of the corporation, to the extent permitted by applicable law, will be to invest, acquire, maintain, hold, re-invest, transact, sell, exchange, pledge, assign, transfer, convey, deal in shares, private or public, equity, participations and other interests in any entity, corporation, partnership, limited liability companies, limited liability partnerships, and other forms of legal entities, and any other lawful business authorized by the General Corporations Law and other applicable laws.

## ARTICLE III
## REGISTERED AGENT

The street address of the registered office of the Corporation in Puerto Rico is Carretera 176, Km. 1.3, Cupey Bajo, San Juan, Puerto Rico 00926~~,~~; the mailing address is PO Box 364527, San Juan, PR 00936; and the name of the Corporation's ~~initial~~ resident agent at such address is EVERTEC, Inc., with an email address: legal@evertecinc.com and telephone number: 787-759-9999.

## ARTICLE IV
## CAPITALIZATION

Section 4.1 Authorized Capital Stock.

(a) The total number of shares of capital stock that the Corporation is authorized to issue is 208,000,000 shares, consisting of 206,000,000 shares of common stock, par value $0.01 per share (the "***Common Stock***"), and, subject to Section 4.2 hereof, 2,000,000 shares of preferred stock, par value $0.01 per share (the "***Preferred Stock***").

(b) The number of authorized shares of any class or classes of stock of the Corporation may be increased or decreased (but not to less than the number of shares then outstanding) by ~~(i)~~ the affirmative vote of holders of a majority of the Common Stock of the Corporation entitled to vote ~~and (ii) for so long as any Principal Stockholder's Proportionate Percentage is at least 20%, the prior written consent of such Principal Stockholder~~. The powers, preferences and relative, participating, optional and other special rights of the respective classes of the Corporation's capital stock or the holders thereof and the qualifications, limitations and restrictions thereof are set forth in this ARTICLE IV.

Section 4.2 Preferred Stock. Shares of Preferred Stock may be issued in one or more series from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the board of directors of the Corporation (the "***Board***") and included in a certificate of designations (a "***Preferred Stock Designation***")~~,~~, in accordance with the General Corporations Law, and, the Board is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions~~, *provided* that no such series of preferred may be authorized, and no such Shares of Preferred Stock may be issued, without the prior approval of the terms of the Preferred Stock Designation and of the terms of the issuance by at least one Director nominated by each Principal Stockholder whose Proportionate Percentage is 10% or more and who has the right to nominate a Director pursuant to Section 2 of the Stockholder Agreement~~.

Section 4.3 Common Stock. The terms of the Common Stock set forth below shall be subject to the express terms of any series of Preferred Stock.

(a) *Voting Rights*. ~~The~~Except as otherwise provided herein or expressly required by law, the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of shares of Common Stock

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are entitled to vote. Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders, the holders of shares of Common Stock shall have the exclusive right to vote on all matters properly submitted to a vote of the stockholders in accordance with the provisions of this Certificate and the Bylaws of the Corporation then in effect (the "***Bylaws***"). Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including a Preferred Stock Designation), holders of shares of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation).

(b) *Dividends and Other Distributions*. Dividends shall be paid in accordance with the General Corporations Law. Subject to the rights of the holders of Preferred Stock, if any, as provided in the General Corporations Law, this Certificate (as amended from time to time) or any resolution or resolutions approved thereon by the Board in connection with the issuance of Preferred Stock ~~(any such resolution or resolution of the Board being subject to the prior approval of at least one Director nominated by each Principal Stockholder whose Proportionate Percentage is 10% or more and who has the right to nominate a Director pursuant to Section 2 of the Stockholder Agreement)~~, the record holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in all such dividends and distributions.

(c) *Liquidation*. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, subject to the rights of holders of Preferred Stock, if any, in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

(d) *Rights, Powers, Restrictions and Limitations*. As required by the General Corporations Law, while the Corporation is entitled to issue more than one class of stock or more than one series of any class, any information consisting of the number of shares, voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and the qualifications, conditions, limitations or restrictions of such preferences and rights as approved by resolution or resolutions of the Board shall either be entered in full or summarized on the face or back of the certificate or certificates issued by the Corporation to represent such stock, or a statement shall be inserted therein to the effect that the Corporation will provide, without charge to each stockholder who so requests, a list of such powers, rights, designations and preferences, and the qualifications, conditions, limitations or restrictions thereof.

## ARTICLE V
## DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate or the Bylaws ~~of the Corporation (the "***Bylaws***")~~, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of (a) the General Corporations Law, (b) this Certificate~~,~~ and (c) any Bylaws adopted in accordance with this Certificate ~~and (d) the Stockholder Agreement~~; *provided*, *however*, that, no Bylaws hereafter adopted shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Election~~, Removal and Replacement~~. Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation (the "***Directors***") need not be by written ballot. ~~Subject to applicable law, Directors shall be elected, removed and/or replaced in compliance with~~

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the provisions set forth in Section 2 of the Stockholder Agreement. This Section 5.2 may not be amended, modified or repealed without the prior written consent of each Principal Stockholder and Partial Rights Transferee entitled to nominate a Director pursuant to Section 2 of the Stockholder Agreement.

## ARTICLE VI
## BYLAWS

The Bylaws may be adopted, amended, altered or repealed by the Board, subject to (a) any limitations that may be contained in such Bylaws (including, without limitation, Section 8.7 thereof) and (b) the prior written consent of each Principal Stockholder having been obtained for so long as such Principal Stockholder's Proportionate Percentage is at least 10%. Any Bylaws so adopted by the Board may be amended, modified or repealed by the affirmative vote of the holders holding at least a majority of the Common Stock and entitled to vote thereon, subject to (i) any limitations that may be contained in such Bylaws (including, without limitation, Section 8.7 thereof) and (ii) the prior written consent of each Principal Stockholder having been obtained for so long as such Principal Stockholder's Proportionate Percentage is at least 10%. For so long as a Principal Stockholder's Proportionate Percentage is at least 10%, this ARTICLE VI may not be amended, modified or repealed without the prior written consent of such Principal Stockholdersany limitations that may be contained in such Bylaws.

## ARTICLE VII
## CORPORATE OPPORTUNITIES

Section 7.1 If any (a) Director nominated by a Principal Stockholder or Partial Rights Transferee (other than a Management Director), (b) Principal Stockholder or Partial Rights Transferee, (c) Affiliate (other than the Corporation and its Subsidiaries) of any Person described in clause (b) of this Section 7.1 or (d) portfolio company (other than the Corporation and its Subsidiaries) of any Person described in clauses (b) or (c) of this Section 7.1 (i) acquires knowledge of a potential transaction or matter which may be an investment or business opportunity or prospective economic or competitive advantage in which the Corporation or any of its Subsidiaries could have an interest or expectancy (a "***Competitive Opportunity***") or (ii) otherwise is then exploiting any Competitive Opportunity, neither the Corporation nor any of its Subsidiaries will have any interest in, or expectation that, such Competitive Opportunity be offered to it. Any such interest or expectation is hereby renounced so that each such Director, Principal Stockholder, Partial Rights Transferee, Affiliate or portfolio company shall (x) have no duty to communicate or present such Competitive Opportunity to the Corporation or any of its Subsidiaries and (y) have the right to either hold any such Competitive Opportunity for such Director's, Principal Stockholder's, Partial Rights Transferee's, Affiliate's or portfolio company's own account and benefit or to recommend, assign or otherwise transfer such Competitive Opportunity to Persons other than the Corporation or any Subsidiary of the Corporation.

Section 7.2 Any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this ARTICLE VII.

Section 7.3 This ARTICLE VII may not be amended, modified or repealed (a) with respect to Apollo or any of its Affiliates or any of its or its Affiliates' portfolio companies (other than the Corporation and its Subsidiaries), without the prior written consent of Apollo, (b) with respect to Popular or any of its Affiliates or any of its or its Affiliates' portfolio companies (other than the Corporation and its Subsidiaries), without the prior written consent of Popular, (c) with respect to any Complete Rights Transferee or any of its Affiliates or any of its or its Affiliates' portfolio companies (other than the Corporation and its Subsidiaries), without the prior written consent of such Complete Rights Transferee or (d) with respect to any Partial Rights Transferee or any of its Affiliates or any of its or its Affiliates' portfolio companies (other than the Corporation and its Subsidiaries), without the prior written consent of such Partial Rights Transferee.

## ARTICLE VIII

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## ARTICLE VII
## LIMITATION OF DIRECTOR LIABILITY; INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 7.1 ~~Section 8.1~~ Limitation of Director Liability. To the fullest extent that the General Corporations Law or any other law of Puerto Rico as the same exists or is hereafter amended permits the limitation or elimination of the liability of directors, no person who is or was a Director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a Director, except to the extent that such exemption from liability or limitation thereof is not permitted under the General Corporations Law or any other law of Puerto Rico as the same exists or is hereafter amended. Any repeal, modification or amendment of this Section ~~8~~ 7.1 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section ~~8~~ 7.1, will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of Directors and the Corporation does so) and shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

Section 7.2 ~~Section 8.2~~ Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by the General Corporations Law or any other applicable law of Puerto Rico, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "***proceeding***") by reason of the fact that he or she is or was an incorporator, agent, resident agent, Director or officer of the Corporation or, while an incorporator, agent, resident agent, Director or officer of the Corporation, is or was serving at the request of the Corporation as an incorporator, resident agent, Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an "***indemnitee***"), whether the basis of such proceeding is alleged action in an official capacity as a Director, officer, employee or agent, or in any other capacity while serving as a Director, officer, employee or agent, against all liability and loss suffered by such indemnitee and all expenses (including, without limitation, attorneys' fees and expenses, judgments, fines, ~~ERISA~~Employee Retirement Income Security Act, as amended ("***ERISA***") excise taxes and penalties and amounts paid in settlement) incurred in a reasonable manner by such indemnitee in connection with such proceeding if such indemnitee acted in good faith and in a manner such indemnitee deemed to be reasonable and consistent with the best interests of the Corporation and not opposed thereto, and with respect to any criminal action or proceeding, had no reasonable cause to believe such indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of *nolo contendere* or its equivalent, shall not, of itself, create a presumption that such indemnitee (i) did not act in good faith and in a manner that such indemnitee deemed to be reasonable and consistent with the best interests of the Corporation and not opposed thereto, and (ii) with respect to any criminal action or proceeding, had reasonable cause to believe that such indemnitee's conduct was unlawful. The right to indemnification conferred by this Section ~~8~~ 7.2 shall include the right to be paid by the Corporation for the expenses (including, without limitation, attorneys' fees and expenses) incurred in defending, testifying or otherwise participating in any such proceeding in advance of its final disposition; *provided*, *however*, that, if the General Corporations Law requires, an advancement of expenses shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that the indemnitee is not entitled to be indemnified for the expenses under this Section ~~8~~ 7.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section ~~8~~ 7.2 shall be contract rights, and such rights shall continue as to an indemnitee who has ceased to be an incorporator, agent, resident agent, Director or officer and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section ~~8~~ 7.2, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and

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advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section ~~8~~ 7.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Certificate, the Bylaws, an agreement, vote of stockholders or disinterested Directors, or otherwise.

(c) Any repeal or amendment of this Section ~~8~~ 7.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section ~~8~~ 7.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto) and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section ~~8~~ 7.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

(e) The Corporation hereby acknowledges that an indemnitee may have certain rights to indemnification, insurance and/or advancement of expenses provided by one or more Persons (as defined herein) who employ such indemnitee or of which such indemnitee is a partner or member or with such Persons' respective affiliated investment funds, managed funds and management companies, if applicable, or such Persons' respective affiliates (collectively, the "***Secondary Indemnitors***"). "***Person***" shall be construed broadly and shall include, without limitation, an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity (including any federal, national, supranational, state, provincial, Commonwealth, local or foreign or similar government, governmental subdivision, regulatory or administrative body or other governmental or quasi-governmental agency, tribunal, commission, court, judicial or arbitral body or other entity with competent jurisdiction) or any department, agency or political subdivision thereof. The Corporation hereby agrees (i) that it is the indemnitor of first resort—meaning that, its obligations under this Section ~~8~~ 7.2 are primary and any obligation of the Secondary Indemnitors to advance expenses and provide indemnification for the same expenses and liabilities incurred by any such indemnitee are secondary, (ii) that it shall be required to advance the full amount of expenses incurred by any such indemnitee and shall be liable for the full amount of any losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees, judgments, fines, penalties and amounts paid in settlement) to the extent legally permitted and as required by this Certificate, the Bylaws or any other agreement between the Corporation and such indemnitee, without regard to any rights that such indemnitee may have against the Secondary Indemnitors and (iii) that it irrevocably waives, relinquishes and releases the Secondary Indemnitors from any and all claims that it has or may have against the Secondary Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Corporation further agrees that no advancement or payment by the Secondary Indemnitors shall affect the foregoing and that the Secondary Indemnitors shall be subrogated to the extent of such advancement or payment to all of the rights of recovery of any such indemnitee against the Corporation. The Corporation and each indemnitee agree that Secondary Indemnitors are express third-party beneficiaries of this Section ~~8~~ 7.2.

## ~~ARTICLE IX~~
## ARTICLE VIII
## STOCKHOLDER RIGHTS PLAN

Notwithstanding anything in this Certificate ~~or the Stockholder Agreement~~ to the contrary, the adoption of any stockholder rights plan, rights agreement or any other form of "poison pill" that is designed

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to or has the effect of making an acquisition of large holdings of the Corporation's Common Stock more difficult or expensive ("***Stockholder Rights Plan***") or the amendment of any such Stockholder Rights Plan that has the effect of extending the term of a Stockholder Rights Plan or any rights or options provided thereunder, shall require the affirmative vote of ~~(i)~~ a majority of the entire Board~~ and (ii) for so long as any Principal Stockholder's Proportionate Percentage is at least 5%, at least one Director nominated by such Principal Stockholder~~.

~~**ARTICLE X**~~

**ARTICLE IX**

**DURATION**

This Certificate will become effective ~~at 9:00 a.m. Puerto Rico time on April 17, 2013~~upon its filing. The term of existence of the Corporation will be perpetual.

~~**ARTICLE XI**~~

**ARTICLE X**

**SEVERABILITY**

If any provision or provisions of this Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate (including, without limitation, each portion of ~~the~~any paragraph of this Certificate containing any such provision held to be invalid, illegal or unenforceable~~,~~ that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby; and (ii) to the fullest extent ~~possible~~permitted by applicable law, the provisions of this Certificate (including, without limitation, each such portion of ~~the~~any paragraph of this Certificate containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

~~**ARTICLE XII**~~

**ARTICLE XI**

**AMENDMENT OF CERTIFICATE OF INCORPORATION**

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate by ~~(a)~~ the affirmative vote of the stockholders holding at least a majority of the Common Stock then outstanding and entitled to vote~~ and (b) for so long as any Principal Stockholder's Proportionate Percentage is at least 20%, the written consent of such Principal Stockholder, in the case of any such amendment, alteration, change or repeal~~, subject to the limitations on amending, altering, changing and repealing contained in ~~Section 5.2,~~ ARTICLE VI~~, ARTICLE VII and ARTICLE XIII~~. All rights, preferences and privileges herein conferred upon stockholders, Directors or any other ~~persons~~Persons by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the rights reserved in this ARTICLE ~~XII~~XI. Any Person purchasing or otherwise acquiring any interest in any shares of the capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this ARTICLE ~~XII~~XI.

~~**ARTICLE XIII**~~

~~**CONFLICT WITH STOCKHOLDER AGREEMENT**~~

~~The Corporation is a party to the Stockholder Agreement and governed by the provisions thereof. Subject to applicable law, to the extent that the terms of this Certificate and the terms of the Stockholder Agreement are inconsistent, the terms of the Stockholder Agreement shall control. Neither this ARTICLE VII nor any reference in this Certificate to the Stockholder Agreement may be amended, modified or repealed without the prior written consent of each Principal Stockholder. Any Person purchasing or otherwise acquiring any interest in any shares of the capital stock of the Corporation shall be deemed to~~

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have notice of and to have consented to the provisions of this ARTICLE XIII and the Stockholder Agreement. The Corporation will, upon written request, furnish a copy of the Stockholder Agreement to any Person holding any shares of the capital stock of the Corporation.

**ARTICLE XIV**
**DEFINITIONS**

Defined terms in this Certificate, and in the Appendices and Annexes to this Certificate, which may be identified by the capitalization of the first letter of each principal word thereof, have the meanings assigned to them in Appendix A. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Certificate and the Appendices and Annexes hereto.

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IN WITNESS WHEREOF, the undersigned hereby swears that the facts herein stated are true, this 17[*] day of April, 2013[*], 2023.

/s/ [***************************]

## Appendix A

In this Appendix, and in this Certificate and the Annexes hereto, the following terms shall have the meanings assigned below, and the terms listed in the chart below shall have the meanings assigned to them in the Section of this Certificate set forth opposite of such term.

| Term: | Section: |
|---|---|
| Board | Section 4.2 |
| Bylaws | Section 5.1 |
| Certificate | Preamble |
| Common Stock | Section 4.1 |
| Competitive Opportunity | Section 7.1 |
| Corporation | ARTICLE I |
| General Corporations Law | Preamble |
| indemnitee | Section 8.2(a) |
| Preferred Stock | Section 4.1 |
| Preferred Stock Designation | Section 4.2 |
| proceeding | Section 8.2(a) |
| Secondary Indemnitors | Section 8.2(e) |
| Stockholder Rights Plan | ARTICLE IX |

"***Adoption Agreement***" means an Adoption Agreement in the form attached as Exhibit A to the Stockholder Agreement.

"***Affiliate***" means, with respect to any Person, any other Person, directly or indirectly, through one or more intermediaries, Controlling, Controlled by, or under common Control with, such Person. Notwithstanding the foregoing, (i) with respect to Apollo, the term "Affiliate" shall (x) include any investment fund with respect to which Apollo Global Management LLC or its Controlled Affiliates (including its and their respective successors) are the sole, or if not sole, primary investment managers and, subject to clause (y) below, each of their Subsidiaries and (y) not include portfolio companies of Apollo Global Management LLC or its Controlled Affiliates and, (ii) with respect to Popular (to the extent that at the time of determination it is engaged in a private equity or similar business), the term "Affiliate" shall not include portfolio companies of Popular or its Controlled Affiliates.

"***Apollo***" means AP Carib Holdings, Ltd., an exempted company organized under the laws of the Cayman Islands.

"***Assignment in Part***" has the meaning ascribed to such term in Section 10 of the Stockholder Agreement.

"***Assignment in Whole***" has the meaning ascribed to such term in Section 10 of the Stockholder Agreement.

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"***beneficially owned***", "***beneficial ownership***" and similar phrases have the same meanings as such terms have under Rule 13d-3 (or any successor rule then in effect) under the Exchange Act, except that in calculating the beneficial ownership of any stockholder, such stockholder shall be deemed to have beneficial ownership of all securities that such stockholder has the right to acquire, whether such right is currently exercisable or is exercisable upon the occurrence of a subsequent event. Notwithstanding the foregoing, no stockholder shall be deemed to beneficially own any Common Stock beneficially owned by another Person who is not a Controlled Affiliate of such stockholder's Ultimate Parent Entity (disregarding solely for the purposes of determining Common Stock beneficially owned by such Person (i) application of this sentence to any Common Stock that has been Transferred (other than in the form of a pledge, hypothecation or similar grant of a security interest only and which shall not involve the grant of a proxy or other right with respect to the voting of such Common Stock) to such Person in compliance with this Agreement and (ii) any Group Common Stock with respect to such Person), including without limitation, another Principal Stockholder, Partial Rights Transferee or other stockholder, in each case, that is not a Controlled Affiliate of such stockholder's Ultimate Parent Entity.

"***Business Day***" means any day other than a Saturday, a Sunday or a day on which banks in New York, New York or San Juan, Puerto Rico are authorized or obligated by Law or executive order to close.

"***Change of Control***" means, with respect to any Person, any:

(i) merger, consolidation or other business combination of such Person (or any Subsidiary or Subsidiaries that alone or together represent all or substantially all of such Person's consolidated business at that time) or any successor or other entity holding all or substantially all the assets of such Person and its Subsidiaries that results in the stockholders of such Person (or such Subsidiary or Subsidiaries) or any successor or other entity holding all or substantially all the assets of such Person and its Subsidiaries or the surviving entity thereof, as applicable, immediately before the consummation of such transaction or a series of related transactions (or, in the case of the Corporation, the Principal Stockholders and the Controlled Affiliates of their respective Ultimate Parent Entities), holding, directly or indirectly, less than 50% of the voting power of such Person (or such Subsidiary or Subsidiaries) or any successor, other entity or the surviving entity thereof, as applicable, immediately following the consummation of such transaction or series of related transactions, provided that for the purpose of the second sentence of Section 3(c) of the Stockholder Agreement, this clause (i) shall not be deemed applicable to any merger, consolidation or other business combination, if, as a result of any such merger, consolidation or other business combination, no Person or Group of Persons shall have obtained "control" of Popular, as such term is defined under the Bank Holding Company Act of 1956;

(ii) Transfer (other than in the form of a pledge, hypothecation or similar grant of a security interest only and which shall not involve the grant of a proxy or other right with respect to the voting of such equity), in one or a series of related transactions, of equity representing 50% or more of the voting power of such Person (or any Subsidiary or Subsidiaries of such Person that alone or together represent all or substantially all of such Person's consolidated business at that time) or any successor or other entity holding all or substantially all the assets of such Person and its Subsidiaries to a Person or Group of Persons (other than, in the case of the Corporation, a Transfer of such equity to Apollo's Ultimate Parent Entity or any of its Controlled Affiliates or Popular or any of its Controlled Affiliates);

(iii) transaction in which a majority of the board of directors or equivalent governing body of such Person (or any successor or other entity holding all or substantially all the assets of such Person and its Subsidiaries) immediately following or as a proximate cause of such transaction is comprised of persons who were not members of the board of directors or equivalent governing body of such Person (or such successor or other entity) immediately prior to such transaction (or, in the case of the Corporation, are not designees of Apollo or Popular (or their respective Affiliates)) except, with respect to the Corporation, (X) resulting from the compliance, at the time of the Initial Public Offering, with the listing requirements, listed company manual or similar rules or regulations of the securities exchange on which the Corporation's equity securities will be listed pursuant to its Initial Public Offering, (Y) if a majority of the Board is not "independent" under the rules of the

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applicable securities exchange on the date following such Initial Public Offering upon which the Corporation first ceases to be a "controlled company" (or similar status) under the rules and regulations of such exchange, resulting from compliance with the rules and regulations of such exchange that first apply upon the Corporation ceasing to be a "controlled company" (or similar status) or (Z) the loss of directors pursuant to Section 2 of the Stockholder Agreement that does not result in another Person or Group of Persons having the right or ability to appoint a majority of the Board as a result of such transaction; provided, that, for the avoidance of doubt, this clause (Z) shall only apply to the resignation and initial replacement of such directors and not to any subsequent replacement of such directors (whether in connection with another transaction or otherwise); or

(iv) sale or other disposition in one or a series of related transactions of all or substantially all of the assets of such Person and its Subsidiaries (or any successor or other entity holding all or substantially all the assets of such Person and its Subsidiaries).

"***Complete Rights Transferee***" means (i) any Person to whom Apollo or Popular, as the case may be, (A) Transfers 80% or more of the Common Stock held by it and its Affiliates as of the date of September 30, 2010 and (B) has made or is making an Assignment in Whole and (ii) any Person to whom a Complete Rights Transferee (A) Transfers 100% of the Common Stock acquired by such Complete Rights Transferee in connection with an Assignment in Whole pursuant to which such Complete Rights Transferee became a Complete Rights Transferee and (B) has made or is making an Assignment in Whole; *provided*, that, in each case, such Transferee (x) has acquired such Common Stock in one or more Transfers of Common Stock which are in compliance with the terms and conditions of the Stockholder Agreement, including the requirements set forth in Section 4 of the Stockholder Agreement and (y) has executed and delivered an Adoption Agreement to each party to the Stockholder Agreement.

"***Control***," and its correlative meanings, "***Controlling***" and "***Controlled***," means the possession, direct or indirect, of the power to direct, or cause the direction of, the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

"***Director***" means a member of the Board.

"***Encumbrances***" means any direct or indirect encumbrances, lien, pledge, security interest, claim, charges, option, right of first refusal or offer, mortgage, deed of trust, easement or any other restriction or third-party right, including restrictions on the right to vote equity interests.

"***ERISA***" means the Employee Retirement Income Security Act, as amended.

"***Government Entity***" means any federal, national, supranational, state, provincial, Commonwealth, local or foreign or similar government, governmental subdivision, regulatory or administrative body or other governmental or quasi-governmental agency, tribunal, commission, court, judicial or arbitral body or other entity with competent jurisdiction.

"***Group Common Stock***" means any Common Stock beneficially owned by a Person solely as a result of the Stockholder Agreement and, for the avoidance of doubt, that have not been Transferred to such Person's Ultimate Parent Entity or any of its Controlled Affiliates.

"***Group of Persons***" means a group of Persons that would constitute a "group" as determined pursuant to Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

"***Holders***" mean the holders of Common Stock who are parties to the Stockholder Agreement.

"***Indebtedness***" and its correlative meaning, "***Indebted***," means, with respect to any Person, (a) all indebtedness of such Person, whether or not contingent, for borrowed money and (b) all obligations of such Person evidenced by notes, bonds, debentures or other similar debt instruments.

"***Initial Public Offering***" means the consummation of an initial underwritten public offering of Common Stock pursuant to an effective registration statement filed by the Corporation with the Securities and Exchange Commission (other than on Forms S-4 or S-8 or successors to such forms) under the Securities Act.

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"***Initial Requesting Holder***" has the meaning ascribed to such term in Section 5(a) of the Stockholder Agreement.

"***Law***" means any federal, national, supranational, state, provincial, Commonwealth of Puerto Rico, local or foreign or similar law, statute, ordinance, rule, regulation, code, order, writ, judgment, injunction, directive, guideline or decree enacted, issued, promulgated, enforced or entered by a Government Entity or Self-Regulatory Organization (including, for the sake of clarity, any policy statement or interpretation that has the force of law with respect to any of the foregoing, and including common law).

"***Management Director***" means a Director of the Corporation that is also the individual holding the office of Chief Executive Officer of the Corporation from time to time.

"***Management Holder***" means Holders who are employed by, or serve as consultants or directors, to the Corporation or any of its Subsidiaries; provided, that, in no event shall Apollo, Popular or any of their respective Affiliates be deemed a Management Holder.

"***Non-Controlled Public Entity***" means a Person that has equity securities listed on a national stock exchange and which the Affiliates of such Person do not beneficially own securities representing the majority of the voting power to elect the members of the board of directors or other governing body of such Person.

"***Partial Rights Transferee***" means (i) any Person to whom a Principal Stockholder (A) Transfers 20% or more of the Common Stock held by Apollo or Popular as of the date of this Agreement and (B) has made or is making an Assignment in Part and, except as set forth in Section 10(d) to the Stockholder Agreement, solely to the extent of such Assignment in Part and (ii) any Person to whom a Partial Rights Transferee (A) Transfers 100% of the Common Stock acquired by such Partial Rights Transferee in connection with the Assignment in Part pursuant to which such Partial Rights Transferee became a Partial Rights Transferee and (B) has made or is making an Assignment in Part of all rights assigned to such Partial Rights Transferee and, except as set forth in Section 10(d) to the Stockholder Agreement, solely to the extent of such Assignment in Part; *provided*, that, in each case, (x) such Transferee (1) has acquired such Common Stock in one or more Transfers of Common Stock that are in compliance with the terms and conditions of this Agreement, including the requirements set forth in Section 4 of the Stockholder Agreement and (2) has agreed in writing to comply with the terms and conditions of this Agreement applicable to Partial Rights Transferees, (y) in the case of an Assignment in Part by a Principal Stockholder involving the assignment of a 5% Board Right or 10% Board Right (in each case as defined in the Stockholder Agreement), such Principal Stockholder shall not make such Assignment in Part unless it and such Transferee have agreed (and set forth such agreement in the Adoption Agreement entered into in connection with such Transfer) whether the Director(s) nominated by such Principal Stockholder or such Transferee shall resign from the Board in the event such Principal Stockholder loses its right under Section 2 to the Stockholder Agreement to nominate one or more Directors and (z) in the case of an Assignment in Part by a Partial Rights Transferee, such Partial Rights Transferee shall not make such Assignment in Part until such Transferee has agreed (and set forth such agreement in the Adoption Agreement entered into in connection with such Transfer) to be bound by the agreement in respect of the resignation of Directors set forth in clause (y) above between such Partial Rights Transferee and the Principal Stockholder who made the initial Assignment in Part giving rise to such rights.

"***Person***" shall be construed broadly and shall include, without limitation, an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a Governmental Entity or any department, agency or political subdivision thereof.

"***Popular***" means Popular, Inc., a corporation organized under the laws of the Commonwealth of Puerto Rico.

"***Principal Stockholder***" means Apollo, Popular and each of their respective Complete Rights Transferees.

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"***Proportionate Percentage***" means, with respect to any Person at the time of an event, a fraction (expressed as a percentage), the numerator of which is the total number of outstanding shares of Common Stock beneficially owned by such Person's Ultimate Parent Entity or any of its Controlled Affiliates, in each case at such time, and the denominator of which is the total number of outstanding shares of Common Stock at such time.

"***Securities Act***" means the Securities Act of 1933, as amended.

"***Self-Regulatory Organization***" means the FINRA, the American Stock Exchange, the National Futures Association, the Chicago Board of Trade, the NYSE, any national securities exchange (as defined in the Exchange Act), any other securities exchange, futures exchange, contract market, any other exchange or corporation or similar self-regulatory body or organization.

"***SPV Affiliate***" means, with respect to any Principal Stockholder, any Controlled Affiliate of such Principal Stockholder's Ultimate Parent Entity whose direct or indirect interest in the Common Stock constitutes more than 30% (by value) of the equity securities portfolio of such Controlled Affiliate.

"***Stockholder Agreement***" means that certain Stockholder Agreement, dated as of April 17, 2012, by and among the Corporation, Apollo, Popular, EVERTEC Intermediate Holdings, LLC (f.k.a. Carib Holdings, Inc.) and the Holders, as amended on March 27, 2013, as it may be further amended or supplemented from time to time.

"***Subsidiary***" means, with respect to any Person, any corporation, association, partnership, limited liability company or other business entity of which 50% or more of the total voting power or equity interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of Directors, managers, representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person.

"***Transfer***" means any direct or indirect sale, assignment, transfer, conveyance, gift, bequest by will or under intestacy laws, pledge, hypothecation or other Encumbrance, or any other disposition, of the stated security (or any interest therein or right thereto, including the issuance of any total return swap or other derivative whose economic value is primarily based upon the value of the stated security) or of all or part of the voting power (other than the granting of a revocable proxy) associated with the stated security (or any interest therein) whatsoever, or any other transfer of beneficial ownership of the stated security, with or without consideration and whether voluntarily or involuntarily (including by operation of law). Notwithstanding anything to the contrary set forth in the Stockholder Agreement, (i) each of (x) a Transfer of equity interests of Popular and (y) a Change of Control of Popular shall be deemed not to constitute a Transfer of any Common Stock beneficially owned by Popular; (ii) each of (x) a Transfer of equity interests of Apollo's Ultimate Parent Entity or any of its Controlled Affiliates that is not an SPV Affiliate and (y) a Change of Control of Apollo's Ultimate Parent Entity or any of its Controlled Affiliates that is not an SPV Affiliate shall be deemed not to constitute a Transfer of any Common Stock beneficially owned by Apollo's Ultimate Parent Entity or such Controlled Affiliate, as applicable; and (iii) each of (x) a Transfer of equity interests of any Complete Rights Transferee's Ultimate Parent Company or any of its Controlled Affiliates that is not an SPV Affiliate and (y) a Change of Control of any Complete Rights Transferee's Ultimate Parent Company or any of its Controlled Affiliates that is not an SPV Affiliate shall be deemed not to constitute a Transfer of any Common Shares beneficially owned by such Complete Rights Transferee's Ultimate Parent Company or such Controlled Affiliate, as applicable; *provided*, that, for the avoidance of doubt, subject to clause (i) above, any Change of Control of an SPV Affiliate shall be deemed to constitute a Transfer of the Common Stock beneficially owned by such SPV Affiliate.

"***Transferee***" means any Person to whom a stockholder has transferred Common Stock pursuant to a Transfer.

"***Ultimate Parent Entity***" means (i) with respect to Apollo, Apollo Global Management LLC and its successors, (ii) with respect to Popular, Popular and its successors and (iii) with respect to any other stockholder, (x) the Person which (A)(i) Controls such stockholder or (ii) if no Person Controls such stockholder, the beneficial owner of a majority of the voting power of such stockholder and (B) is not itself

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~~Controlled by any other Person that is an Ultimate Parent Entity of such stockholder or (y) if no such Person exists, the stockholder; *provided*, that, with respect to determining an Ultimate Parent Entity (i) the Control of any entity by a natural person shall be disregarded and (ii) the Control of any Non-Controlled Public Entity by any Person shall be disregarded.~~

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evertec

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 24, 2023 for shares held directly and by 11:59 P.M. Eastern Time on May 22, 2023 for shares held in the company's incentive plan in Solium. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/EVTC2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 24, 2023 for shares held directly and by 11:59 P.M. Eastern Time on May 22, 2023 for shares held in the company's incentive plan in Solium. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V09909-P86331

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**EVERTEC, INC.**

**The Board of Directors recommends you vote FOR all director nominees in Proposal 1 and FOR Proposals 2, 3 and 4.**

1. Election of directors:

| | | For | Against | Abstain |
|---|---|---|---|---|
| 1a. | Frank G. D'Angelo | ☐ | ☐ | ☐ |
| 1b. | Morgan M. Schuessler, Jr. | ☐ | ☐ | ☐ |
| 1c. | Kelly Barrett | ☐ | ☐ | ☐ |
| 1d. | Olga Botero | ☐ | ☐ | ☐ |
| 1e. | Jorge A. Junquera | ☐ | ☐ | ☐ |
| 1f. | Iván Pagán | ☐ | ☐ | ☐ |
| 1g. | Aldo J. Polak | ☐ | ☐ | ☐ |
| 1h. | Alan H. Schumacher | ☐ | ☐ | ☐ |
| 1i. | Brian J. Smith | ☐ | ☐ | ☐ |

**NOTE:** Please see reverse side for proxy authority regarding uninstructed matters, and such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|

V09910-P86331

**EVERTEC, INC.**
**2023 Annual Meeting of Stockholders**
**May 25, 2023, 9:00 AM (AST)**
**This proxy is solicited by the Board of Directors**

The undersigned hereby appoints Morgan M. Schuessler, Jr. and Joaquín A. Castrillo, or either of them, as proxies, each with the full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of EVERTEC, INC. that the undersigned is entitled to vote at the 2023 Annual Meeting of Stockholders to be held at 9:00 AM, Atlantic Standard Time, on Thursday, May 25, 2023, virtually at www.virtualshareholdermeeting.com/EVTC2023, and any adjournment or postponement thereof.

The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Annual Meeting of Stockholders and at any adjournment or postponement thereof. Receipt of the Notice of the 2023 Annual Meeting of Stockholders, the Proxy Statement in connection with such meeting and the Annual Report on Form 10-K for the year ended December 31, 2022 is hereby acknowledged.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**